                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-05876

                          LORD ABBETT SERIES FUND, INC.
                          -----------------------------
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31/05
                          --------

ITEM 1:        REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]

2005
ANNUAL
   REPORT

LORD ABBETT
  SERIES FUND-
  ALL VALUE PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

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LORD ABBETT SERIES FUND - ALL VALUE PORTFOLIO

ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - All Value Portfolio's strategies and performance for the year ended December 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

   Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Despite a backdrop of favorable macroeconomic factors that included above-trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the Fed) would stymie the economic expansion with excessive interest rate hikes. A fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

   Economic output, impeded by surging energy prices and devastating hurricanes, moderated slightly in 2005, to an approximate year-over-year real growth rate of
3.6 percent. With the economy growing faster than its historical average, the unemployment rate fell 0.5 percent during the year, to 4.9 percent of the workforce by year-end 2005. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

   In 2005, the price multiple, or price-to-earning ratio (P/E), of the broad market, the S&P Super Composite 1500(R) Index,(1) declined 2 points, even though aftertax corporate profits surged over 20 percent year over year. Market participants clearly had little confidence in the sustainability of profit growth, with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned, as the cost of crude retreated in October and November.

   Mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid caps returned 11.3 percent in the year, dominating the equity markets. Small caps also fared well, rising 6.7 percent. The largest companies saw their market value decline by 0.9 percent. For the most part,

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growth outperformed value, except in the struggling large-cap indexes, where investors clung to quality and noncyclical names. In the S&P Super Composite 1500 Index, the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counterweights, tempering the overall performance of equities.

   In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling off, with the proceeds flowing into industrial and material names.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2005?

A: The fund returned 7.0 percent, reflecting performance at the net asset value
(NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the Russell 3000(R) Value Index,(2) which returned 6.9 percent in the same one-year period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, AS OF DECEMBER 31, 2005, ARE: 1 YEAR: 6.95 PERCENT AND SINCE INCEPTION (APRIL 30, 2003): 17.86 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

   PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection in the other energy sector was the greatest contributor to fund performance relative to its benchmark for the year. Outperformance was driven primarily by stocks in the oil services sector, including Grant Prideco, Inc. and Helmerich & Payne, Inc. Increases in oil and gas drilling and production helped both of

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these holdings. Selection of stocks and an overweight position in the materials and processing sector were additional contributors to relative performance for the year.

   Selection of stocks and an overweight position in the technology sector also aided fund performance relative to its benchmark for the year. Motorola, a communications technology and electronics company, benefited from new cellular phone products and an apparently successful management transition. Apple, a personal computer company, strongly outperformed, as consumer demand for its products (e.g., iPod, iMac) continued to exceed expectations.

   Stock selection in the financial services sector was the largest detractor to fund performance relative to its benchmark. Overall, the fund's insurance holdings did better than its bank holdings during the year. W. Holding Co. Inc., a Puerto Rico-based bank, underperformed due to margin pressures driven by the continued flattening of the yield curve and concerns about changes in tax rates.

   In addition, stock selection in the utilities sector took away from performance relative to its benchmark. Verizon Communications, a regional Bell company, underperformed during the year. This company has been under pressure due to the continued loss of wirelines and competition from cable companies as they enter telephony. In addition, Comcast Corp., a provider of cable, entertainment, and communications products and services, disappointed for the year, driven by slower basic cable subscription growth and slow deployment of voice-over-Internet protocol (VOIP).

   THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P Super Composite 1500(R) Index combines the S&P 500(R), S&P MidCap 400(R), and S&P SmallCap 600(R) indexes and is an efficient way to create a broad market portfolio representing 90 percent of U.S. equities.
(2) The Russell 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

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IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuation.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 3000(R) Value Index and the S&P 500/Barra Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2005

                  THE FUND (CLASS VC SHARES)     RUSSELL 3000(R)     S&P 500/BARRA
                      AT NET ASSET VALUE         VALUE INDEX(1)      VALUE INDEX(1)
Apr 30, 2003      $                   10,000    $         10,000    $         10,000
Dec 31, 2003      $                   12,533    $         12,665    $         12,692
Mar 31, 2004      $                   12,999    $         13,087    $         13,117
Jun 30, 2004      $                   13,175    $         13,202    $         13,222
Sep 30, 2004      $                   13,081    $         13,389    $         13,360
Dec 31, 2004      $                   14,500    $         14,811    $         14,686
Mar 31, 2005      $                   14,282    $         14,773    $         14,329
Jun 30, 2005      $                   14,230    $         15,062    $         14,699
Sep 30, 2005      $                   15,165    $         15,636    $         15,205
Dec 31, 2005      $                   15,508    $         15,825    $         15,615

                                          1 YEAR   LIFE OF CLASS
                  CLASS VC(2)               6.95%          17.86%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.
(2) The Class VC shares were first offered on April 30, 2003. Performance is at net asset value.

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EXPENSE EXAMPLE

   As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

   The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

   The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/05 - 12/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                BEGINNING        ENDING        EXPENSES PAID
                                 ACCOUNT         ACCOUNT         DURING THE
                                  VALUE           VALUE           PERIOD+
                              ------------    ------------    ---------------
                                                                  7/1/05 -
                                 7/1/05         12/31/05          12/31/05
                              ------------    ------------    ---------------
CLASS VC
Actual                        $   1,000.00    $   1,089.80    $          6.06
Hypothetical (5% Return
  Before Expenses)            $   1,000.00    $   1,019.41    $          5.85

+ Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2005

SECTOR*                             %**
Auto & Transportation              4.68%
Consumer Discretionary             8.87%
Consumer Staples                   5.08%
Financial Services                12.91%
Healthcare                         9.42%
Integrated Oils                    3.35%
Materials & Processing            16.74%
Other                              7.02%
Other Energy                       2.69%
Producer Durables                  6.85%
Short-Term Investment              6.76%
Technology                        10.20%
Utilities                          5.43%
Total                            100.00%

 * A sector may comprise several industries.
** Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

                                                                                              VALUE
INVESTMENTS                                                                      SHARES       (000)
---------------------------------------------------------------------------------------------------
COMMON STOCKS 97.68%

ADVERTISING AGENCY 0.11%
Interpublic Group of Cos., Inc. (The)*                                            3,800  $       37
                                                                                         ----------
AEROSPACE 0.54%
Ladish Co., Inc.*                                                                 6,900         154
Moog Inc. Class A*                                                                1,050          30
                                                                                         ----------
TOTAL                                                                                           184
                                                                                         ----------
AIR TRANSPORTATION 0.29%
Frontier Airlines, Inc.*                                                         10,900         101
                                                                                         ----------
AUTO PARTS: AFTER MARKET 0.46%
Commercial Vehicle Group, Inc.*                                                   1,900          36
Genuine Parts Co.                                                                 2,800         123
                                                                                         ----------
TOTAL                                                                                           159
                                                                                         ----------
AUTO PARTS: ORIGINAL EQUIPMENT 1.66%
American Axle & Manufacturing Holdings, Inc.                                      7,100         130
Autoliv, Inc.(a)                                                                  6,400         291
Tenneco Inc.*                                                                     7,500         147
                                                                                         ----------
TOTAL                                                                                           568
                                                                                         ----------
BANKS: NEW YORK CITY 1.25%
Bank of New York Co., Inc. (The)                                                 12,100         385
JPMorgan Chase & Co.                                                              1,056          42
                                                                                         ----------
TOTAL                                                                                           427
                                                                                         ----------
BANKS: OUTSIDE NEW YORK CITY 3.82%
Bank of America Corp.                                                             4,700         217
Cullen/Frost Bankers, Inc.                                                       12,700         682
Marshall & Ilsley Corp.                                                           8,900         383
TCF Financial Corp.                                                               1,000          27
                                                                                         ----------
TOTAL                                                                                         1,309
                                                                                         ----------
BEVERAGE: SOFT DRINKS 2.15%
PepsiCo, Inc.                                                                    12,500         738
                                                                                         ----------
BIOTECHNOLOGY RESEARCH & PRODUCTION 0.66%
Baxter Int'l., Inc.                                                               6,000  $      226
                                                                                         ----------
BUILDING: MATERIALS 1.27%
Hughes Supply, Inc.                                                               7,700         276
Simpson Manufacturing Co., Inc.                                                   4,400         160
                                                                                         ----------
TOTAL                                                                                           436
                                                                                         ----------
CHEMICALS 2.46%
Eastman Chemical Co.                                                              5,910         305
Praxair, Inc.                                                                    10,175         539
                                                                                         ----------
TOTAL                                                                                           844
                                                                                         ----------
COMMUNICATIONS TECHNOLOGY 4.70%
ADC Telecommunications, Inc.*                                                     6,100         136
Anixter Int'l., Inc.                                                              6,100         239
Avaya, Inc.*                                                                     18,700         199
McAfee, Inc.*                                                                    13,600         369
Motorola, Inc.                                                                   14,800         334
Tellabs, Inc.*                                                                   30,600         334
                                                                                         ----------
TOTAL                                                                                         1,611
                                                                                         ----------
COMPUTER SERVICES, SOFTWARE & SYSTEMS 3.94%
Cadence Design Systems, Inc.*                                                    44,500         753
Microsoft Corp.                                                                  22,900         599
                                                                                         ----------
TOTAL                                                                                         1,352
                                                                                         ----------
CONTAINERS & PACKAGING: METAL & GLASS 1.08%
Crown Holdings, Inc.*                                                            19,000         371
                                                                                         ----------
CONTAINERS & PACKAGING: PAPER & PLASTIC 0.34%
Pactiv Corp.*                                                                     5,350         118
                                                                                         ----------
DIVERSIFIED FINANCIAL SERVICES 0.76%
Citigroup, Inc.                                                                   5,400         262
                                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                              VALUE
INVESTMENTS                                                                      SHARES       (000)
---------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING 2.37%
Ball Corp.                                                                        9,700  $      385
Engelhard Corp                                                                    7,100         214
Hexcel Corp.*                                                                    11,800         213
                                                                                         ----------
TOTAL                                                                                           812
                                                                                         ----------
DRUG & GROCERY STORE CHAINS 1.29%
CVS Corp.                                                                         3,200          84
Kroger Co. (The)*                                                                18,900         357
                                                                                         ----------
TOTAL                                                                                           441
                                                                                         ----------
DRUGS & PHARMACEUTICALS 9.20%
GlaxoSmithKline plc ADR                                                           8,100         409
MedImmune, Inc.*                                                                  4,200         147
Mylan Laboratories Inc.                                                          26,800         535
Novartis AG ADR                                                                  15,300         803
Pfizer, Inc.                                                                      7,300         170
Schering-Plough Corp.                                                            13,430         280
Wyeth                                                                            17,600         811
                                                                                         ----------
TOTAL                                                                                         3,155
                                                                                         ----------
ELECTRICAL EQUIPMENT & COMPONENTS 1.60%
AMETEK, Inc.                                                                      1,500          64
Emerson Electric Co.                                                              6,500         485
                                                                                         ----------
TOTAL                                                                                           549
                                                                                         ----------
ELECTRONICS 2.04%
Avx Corp.                                                                        21,100         305
Vishay Intertechnology, Inc.*                                                    28,600         394
                                                                                         ----------
TOTAL                                                                                           699
                                                                                         ----------
ENERGY MISCELLANEOUS 0.26%
GlobalSantaFe Corp.(a)                                                            1,825          88
                                                                                         ----------
ENGINEERING & CONTRACTING SERVICES 0.42%
Jacobs Engineering Group Inc.*                                                    2,100         143
                                                                                         ----------
ENTERTAINMENT 0.59%
Viacom, Inc. Class B*                                                             2,400  $       78
Walt Disney Co. (The)                                                             5,190         125
                                                                                         ----------
TOTAL                                                                                           203
                                                                                         ----------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 2.24%
Automatic Data Processing, Inc.                                                  16,700         766
                                                                                         ----------
FOODS 0.48%
Campbell Soup Co.                                                                 5,500         164
                                                                                         ----------
GOLD 4.60%
Barrick Gold Corp.(a)                                                            13,600         379
Newmont Mining Corp.                                                             22,400       1,196
                                                                                         ----------
TOTAL                                                                                         1,575
                                                                                         ----------
HOUSEHOLD FURNISHINGS 0.86%
Ethan Allen Interiors Inc.                                                        8,100         296
                                                                                         ----------
IDENTIFICATION CONTROL & FILTER DEVICES 3.17%
Hubbell, Inc.                                                                     7,100         320
IDEX Corp.                                                                        3,400         140
Parker Hannifin Corp.                                                             9,500         627
                                                                                         ----------
TOTAL                                                                                         1,087
                                                                                         ----------
INSURANCE: MULTILINE 3.14%
Aflac, Inc.                                                                       6,600         306
Cincinnati Financial Corp.                                                        3,800         170
Genworth Financial, Inc. Class A                                                 13,300         460
Markel Corp.*                                                                       100          32
Safeco Corp.                                                                      1,900         107
                                                                                         ----------
TOTAL                                                                                         1,075
                                                                                         ----------
INSURANCE: PROPERTY-CASUALTY 0.58%
ACE Ltd.(a)                                                                       3,700         198
                                                                                         ----------
MACHINERY: AGRICULTURAL 0.38%
Deere & Co.                                                                       1,905         130
                                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                              VALUE
INVESTMENTS                                                                      SHARES       (000)
---------------------------------------------------------------------------------------------------
MACHINERY: INDUSTRIAL/SPECIALTY 0.15%
Woodward Governor Co.                                                               600  $       52
                                                                                         ----------
MACHINERY: OIL WELL EQUIPMENT & SERVICES 2.39%
Grant Prideco, Inc.*                                                              5,800         256
Halliburton Co.                                                                   2,600         161
Helmerich & Payne, Inc.                                                           1,830         113
Key Energy Services, Inc.*                                                        4,500          61
Patterson-UTI Energy, Inc.                                                          800          26
Schlumberger Ltd.(a)                                                                900          87
Superior Energy Services, Inc.*                                                   5,500         116
                                                                                         ----------
TOTAL                                                                                           820
                                                                                         ----------
MACHINERY: SPECIALTY 0.17%
JLG Industries, Inc.                                                              1,300          59
                                                                                         ----------
METAL FABRICATING 2.39%
Quanex Corp.                                                                      9,400         470
Shaw Group, Inc. (The)*                                                           1,300          38
Timken Co. (The)                                                                  9,700         310
                                                                                         ----------
TOTAL                                                                                           818
                                                                                         ----------
MILLING: FRUIT & GRAIN PROCESSING 1.27%
Archer Daniels Midland Co.                                                       17,600         434
                                                                                         ----------
MISCELLANEOUS CONSUMER STAPLES 0.65%
Diageo plc ADR                                                                    3,800         222
                                                                                         ----------
MISCELLANEOUS EQUIPMENT 0.79%
W.W. Grainger, Inc.                                                               3,800         270
                                                                                         ----------
MISCELLANEOUS MATERIALS & PROCESSING 0.05%
Rogers Corp.*                                                                       390          15
                                                                                         ----------
MISCELLANEOUS PRODUCER DURABLES 0.23%
BE Aerospace, Inc.*                                                               3,600          79
                                                                                         ----------
MULTI-SECTOR COMPANIES 7.35%
Carlisle Cos., Inc.                                                               3,100  $      214
Eaton Corp.                                                                       7,870         528
General Electric Co.                                                             33,300       1,167
Honeywell Int'l., Inc.                                                            3,500         131
Trinity Industries, Inc.                                                         10,900         480
                                                                                         ----------
TOTAL                                                                                         2,520
                                                                                         ----------
OIL: CRUDE PRODUCERS 0.17%
Grey Wolf, Inc.*                                                                  7,600          59
                                                                                         ----------
OIL: INTEGRATED INTERNATIONAL 3.51%
Exxon Mobil Corp.                                                                21,400       1,202
                                                                                         ----------
PAPER 0.29%
MeadWestvaco Corp.                                                                3,600         101
                                                                                         ----------
PUBLISHING: MISCELLANEOUS 1.58%
R.R. Donnelley & Sons Co.                                                        15,800         540
                                                                                         ----------
RAILROADS 0.64%
Union Pacific Corp.                                                               2,740         221
                                                                                         ----------
REAL ESTATE INVESTMENT TRUSTS 1.11%
Host Marriott Corp.                                                              20,120         381
                                                                                         ----------
RESTAURANTS 1.17%
Brinker Int'l., Inc.                                                             10,400         402
                                                                                         ----------
RETAIL 3.46%
Federated Department Stores, Inc.                                                 8,087         536
Foot Locker, Inc.                                                                 6,200         146
OfficeMax, Inc.                                                                   2,900          74
Wal-Mart Stores, Inc.                                                             9,200         431
                                                                                         ----------
TOTAL                                                                                         1,187
                                                                                         ----------
SAVINGS & LOAN 0.64%
Webster Financial Corp.                                                           4,665         219
                                                                                         ----------
SERVICES: COMMERCIAL 0.84%
Sabre Holdings Corp.
Class A                                                                          11,900         287
                                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2005

                                                                                              VALUE
INVESTMENTS                                                                      SHARES       (000)
---------------------------------------------------------------------------------------------------
SOAPS & HOUSEHOLD CHEMICALS 0.76%
Procter & Gamble Co. (The)                                                        4,509  $      261
                                                                                         ----------
STEEL 1.01%
Steel Dynamics, Inc.                                                              9,700         344
                                                                                         ----------
TELECOMMUNICATIONS EQUIPMENT 0.14%
C-COR Inc.*                                                                      10,000          49
                                                                                         ----------
TEXTILES APPAREL MANUFACTURERS 0.68%
VF Corp.                                                                          4,200         232
                                                                                         ----------
TRUCKERS 1.84%
Heartland Express, Inc.                                                           9,600         195
Werner Enterprises, Inc.                                                         22,200         437
                                                                                         ----------
TOTAL                                                                                           632
                                                                                         ----------
UTILITIES: CABLE TV & RADIO 0.52%
Comcast Corp. Class A*                                                            6,950         179
                                                                                         ----------
UTILITIES: ELECTRICAL 2.08%
Ameren Corp.                                                                      3,918         201
CMS Energy Corp.*                                                                27,640         401
NiSource, Inc.                                                                    5,400         112
                                                                                         ----------
TOTAL                                                                                           714
                                                                                         ----------
UTILITIES: GAS DISTRIBUTORS 0.50%
AGL Resources Inc.                                                                2,300          80
Nicor Inc.                                                                        2,300          90
                                                                                         ----------
TOTAL                                                                                           170
                                                                                         ----------
UTILITIES: TELECOMMUNICATIONS 2.59%
Qwest Communications Int'l. Inc.*                                                26,500         150
Sprint Nextel Corp.                                                               9,800         229
Verizon Communications, Inc.                                                     16,900         509
                                                                                         ----------
TOTAL                                                                                           888
                                                                                         ----------
TOTAL COMMON STOCKS
(COST $31,565,359)                                                                           33,481
                                                                                         ==========

                                                                              PRINCIPAL
                                                                                 AMOUNT       VALUE
INVESTMENTS                                                                       (000)       (000)
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 7.08%

REPURCHASE AGREEMENT 7.08%

Repurchase Agreement dated 12/30/2005, 3.60% due 1/3/2006 with State
Street Bank & Trust Co. collateralized by $2,475,000 of Federal Home
Loan Mortgage Corp. at 5.25% due 10/19/2015; value: $2,475,000;
proceeds: $2,426,650
(Cost $2,425,680)                                                            $    2,426  $    2,426
                                                                                         ----------
TOTAL INVESTMENTS IN SECURITIES 104.76%
(COST $33,991,039)                                                                           35,907
                                                                                         ==========
LIABILITIES IN EXCESS OF OTHER ASSETS (4.76%)                                                (1,630)
                                                                                         ----------
NET ASSETS 100.00%                                                                       $   34,277
                                                                                         ----------

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (cost $33,991,039)           $    35,906,860
Receivables:
  Interest and dividends                                                 40,427
  Investment securities sold                                             57,918
  Capital shares sold                                                   115,941
  From advisor                                                            7,996
Prepaid expenses                                                            152
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         36,129,294
===============================================================================
LIABILITIES:
Payables:
  Investment securities purchased                                     1,754,710
  Capital shares reacquired                                               1,975
  Management fee                                                         20,281
  Fund administration                                                     1,081
  Directors' fees                                                           782
Accrued expenses and other liabilities                                   73,358
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     1,852,187
===============================================================================
NET ASSETS                                                      $    34,277,107
===============================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                 $    32,062,759
Undistributed net investment income                                       3,715
Accumulated net realized gain on investments                            294,812
Net unrealized appreciation on investments                            1,915,821
-------------------------------------------------------------------------------
NET ASSETS                                                      $    34,277,107
===============================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK
 AUTHORIZED, $.001 PAR VALUE)                                         2,313,119
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                    $         14.82
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                       $       262,369
Interest                                                                 43,475
Foreign withholding tax                                                    (569)
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 305,275
-------------------------------------------------------------------------------
EXPENSES:
Management fee                                                          126,357
Shareholder servicing                                                    55,082
Professional                                                             31,868
Reports to shareholders                                                  47,437
Fund administration                                                       6,739
Custody                                                                  26,039
Directors' fees                                                             894
Registration                                                              1,909
Other                                                                       653
-------------------------------------------------------------------------------
Gross expenses                                                          296,978
  Expense reductions (See Note 7)                                          (275)
  Expenses assumed by advisor (See Note 3)                             (102,870)
-------------------------------------------------------------------------------
NET EXPENSES                                                            193,833
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   111,442
===============================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                 425,668
Net change in unrealized appreciation (depreciation) on
  investments                                                         1,350,562
===============================================================================
NET REALIZED AND UNREALIZED GAIN                                      1,776,230
===============================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $     1,887,672
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   FOR THE YEAR ENDED      FOR THE YEAR ENDED
INCREASE IN NET ASSETS                              DECEMBER 31, 2005       DECEMBER 31, 2004
OPERATIONS:
Net investment income                            $            111,442    $             23,102
Net realized gain (loss) on investments                       425,668                 (17,907)
Net change in unrealized appreciation
  (depreciation) on investments                             1,350,562                 524,096
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                1,887,672                 529,291
=============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                        (110,223)                (20,730)
Net realized gain                                            (112,911)                 (1,032)
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (223,134)                (21,762)
=============================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                              26,755,099               6,127,677
Reinvestment of distributions                                 223,134                  21,762
Cost of shares reacquired                                    (822,580)               (450,654)
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                          26,155,653               5,698,785
=============================================================================================
NET INCREASE IN NET ASSETS                                 27,820,191               6,206,314
=============================================================================================
NET ASSETS:
Beginning of year                                           6,456,916                 250,602
---------------------------------------------------------------------------------------------
END OF YEAR                                      $         34,277,107    $          6,456,916
=============================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME              $              3,715    $              2,458
=============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED                4/30/2003(c)
                                                       --------------------------             TO
                                                          2005           2004            12/31/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                   $    13.95      $    12.10      $         10.00
                                                       ==========      ==========      ===============

Investment operations:
  Net investment income(a)                                    .09             .13                  .04
  Net realized and unrealized gain                            .88            1.77                 2.48
                                                       ----------      ----------      ---------------
    Total from investment operations                          .97            1.90                 2.52
                                                       ----------      ----------      ---------------

Distributions to shareholders from:
  Net investment income                                      (.05)           (.05)                (.04)
  Net realized gain                                          (.05)              -(e)              (.38)
                                                       ----------      ----------      ---------------
    Total distributions                                      (.10)           (.05)                (.42)
                                                       ----------      ----------      ---------------
NET ASSET VALUE, END OF PERIOD                         $    14.82      $    13.95      $         12.10
                                                       ==========      ==========      ===============

Total Return(b)                                              6.95%          15.71%               25.33%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions and
    expenses assumed                                         1.14%           1.14%                 .77%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                         1.75%           3.06%               22.10%(d)
  Net investment income                                       .66%            .99%                 .35%(d)

                                                               YEAR ENDED                 4/30/2003(c)
                                                       --------------------------              TO
SUPPLEMENTAL DATA:                                        2005            2004            12/31/2003
------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                      $   34,277      $    6,457      $           251
  Portfolio turnover rate                                   34.89%          19.19%               29.69%

(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.
(e)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers All Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investments. The management fee is based on the Fund's average daily net assets at an annual rate of .75%. Effective January 1, 2006 the annual management fee rate for the Fund was changed from a flat fee of .75% to the following annual rates:

..75% of the first $1 billion of average daily net assets;
..70% of the next $1 billion of average daily net assets;
..65% of average daily net assets over $2 billion.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2005, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fees) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2007.

The Company on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2005, the Fund incurred expenses of $51,827 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the years ended December 31, 2005 and 2004 are as follows:

                                                  12/31/2005      12/31/2004
----------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $ 162,198        $ 21,762
Net long-term capital gains                           60,936               -
----------------------------------------------------------------------------
     Total distributions paid                      $ 223,134        $ 21,762
============================================================================

As of December 31, 2005, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net              $   259,043
Undistributed long-term capital gains                 51,142
------------------------------------------------------------
     Total undistributed earnings                $   310,185
Temporary differences                                   (782)
Unrealized gains - net                             1,904,945
------------------------------------------------------------
     Total accumulated earnings - net            $ 2,214,348
============================================================

As of December 31, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                        $ 34,001,915
------------------------------------------------------------
Gross unrealized gain                              2,256,309
Gross unrealized loss                               (351,364)
------------------------------------------------------------
     Net unrealized security gain               $  1,904,945
============================================================

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the year ended December 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

   UNDISTRIBUTED
  NET INVESTMENT            PAID-IN
          INCOME            CAPITAL
-----------------------------------
           $  38              $ (38)

The permanent difference is attributable to the tax treatment of certain expenses.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

PURCHASES               SALES
-----------------------------
$ 31,114,169      $ 5,630,431

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2005.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' Fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                            YEAR ENDED            YEAR ENDED
                                     DECEMBER 31, 2005     DECEMBER 31, 2004
----------------------------------------------------------------------------
Shares sold                                  1,893,434               476,269
Reinvestment of distributions                   15,066                 1,571
Shares reacquired                              (58,398)              (35,539)
----------------------------------------------------------------------------
Increase                                     1,850,102               442,301
----------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - ALL VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Series Fund, Inc. - All Value Portfolio (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - All Value Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 13, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                      WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Director since 1995;    Managing Partner and Chief        N/A
Lord, Abbett & Co. LLC        Chairman since 1996     Executive Officer of Lord
90 Hudson Street                                      Abbett since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                      WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW             Director since 1994     Managing General Partner,         Currently serves as director
Lord, Abbett & Co. LLC                                Bigelow Media, LLC (since         of Adelphia Communications,
c/o Legal Dept.                                       2000); Senior Adviser, Time       Inc., Crane Co., and Huttig
90 Hudson Street                                      Warner Inc. (1998 - 2000);        Building Products Inc.
Jersey City, NJ 07302                                 Acting Chief Executive Officer
(1941)                                                of Courtroom Television Network
                                                      (1997 - 1998); President and
                                                      Chief Executive Officer of Time
                                                      Warner Cable Programming, Inc.
                                                      (1991 - 1997).

WILLIAM H.T. BUSH             Director since 1998     Co-founder and Chairman of the    Currently serves as director
Lord, Abbett & Co. LLC                                Board of the financial advisory   of WellPoint, Inc. (since
c/o Legal Dept.                                       firm of Bush-O'Donnell &          2002), and Engineered Support
90 Hudson Street                                      Company (since 1986).             Systems, Inc. (since 2000).
Jersey City, NJ 07302
(1938)

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                      WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.        Director since 1998     Managing Director of Monitor      Currently serves as director
Lord, Abbett & Co. LLC                                Clipper Partners (since 1997)     of Avondale, Inc. and
c/o Legal Dept.                                       and President of Clipper Asset    Interstate Bakeries Corp.
90 Hudson Street                                      Management Corp. (since 1991),
Jersey City, NJ 07302                                 both private equity investment
(1942)                                                funds.

JULIE A. HILL                 Director since 2004     Owner and CEO of the Hillsdale    Currently serves as director
Lord, Abbett & Co. LLC                                Companies, a business             of WellPoint, Inc.; Resources
c/o Legal Dept.                                       consulting firm (since 1998);     Connection Inc.; and Holcim
90 Hudson Street                                      Founder, President and Owner of   (US) Inc. (a subsidiary of
Jersey City, NJ 07302                                 the Hiram-Hill and Hillsdale      Holcim Ltd.).
(1946)                                                Development Companies (1998 -
                                                      2000).

FRANKLIN W. HOBBS             Director since 2001     Former Chief Executive Officer    Currently serves as director
Lord, Abbett & Co. LLC                                of Houlihan Lokey Howard &        of Adolph Coors Company.
c/o Legal Dept.                                       Zukin, an investment bank
90 Hudson Street                                      (January 2002 - April 2003);
Jersey City, NJ 07302                                 Chairman of Warburg Dillon Read
(1947)                                                (1999 - 2001); Global Head of
                                                      Corporate Finance of SBC
                                                      Warburg Dillon Read (1997 -
                                                      1999); Chief Executive Officer
                                                      of Dillon, Read & Co. (1994 -
                                                      1997).

C. ALAN MACDONALD             Director since 1989     Retired - General Business and    Currently serves as director
Lord, Abbett & Co. LLC                                Governance Consulting (since      of H.J. Baker (since 2003).
c/o Legal Dept.                                       1992); formerly President and
90 Hudson Street                                      CEO of Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF                Director since 1989     Chairman of Spencer Stuart        Currently serves as director
Lord, Abbett & Co. LLC                                (U.S.), an executive search       of Ace, Ltd. (since 1997) and
c/o Legal Dept.                                       consulting firm (since 1996);     Hewitt Associates, Inc.
90 Hudson Street                                      President of Spencer Stuart
Jersey City, NJ 07302                                 (1979 - 1996).
(1937)

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME, AND                       CURRENT POSITION              LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                      WITH FUND                 OF CURRENT POSITION            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Chief Executive         Elected in 1995                   Managing Partner and Chief
(1945)                        Officer and President                                     Executive Officer of Lord
                                                                                        Abbett (since 1996).

NAME, AND                       CURRENT POSITION              LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                      WITH FUND                 OF CURRENT POSITION            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
SHOLOM DINSKY                 Executive Vice          Elected in 2003                   Partner and Large Cap Value
(1944)                        President                                                 Investment Manager, joined
                                                                                        Lord Abbett in 2000.

KEVIN P. FERGUSON             Executive Vice          Elected in 2003                   Partner and Mid Cap Growth
(1964)                        President                                                 Investment Manager, joined
                                                                                        Lord Abbett in 1999.

ROBERT P. FETCH               Executive Vice          Elected in 2003                   Partner and Small-Cap Value
(1953)                        President                                                 Senior Investment Manager,
                                                                                        joined Lord Abbett in 1995.

DANIEL H. FRASCARELLI         Executive Vice          Elected in 2003                   Partner and Investment
(1954)                        President                                                 Manager, joined Lord Abbett in
                                                                                        1990.

KENNETH G. FULLER             Executive Vice          Elected in 2003                   Investment Manager - Large Cap
(1945)                        President                                                 Value, joined Lord Abbett in
                                                                                        2002; formerly Portfolio
                                                                                        Manager and Senior Vice
                                                                                        President at Pioneer
                                                                                        Investment Management, Inc.

HOWARD E. HANSEN              Executive Vice          Elected in 1999                   Partner and Investment
(1961)                        President                                                 Manager, joined Lord Abbett in
                                                                                        1995.

TODD D. JACOBSON              Executive Vice          Elected in 2005                   Investment Manager,
(1966)                        President                                                 International Core Equity,
                                                                                        joined Lord Abbett in 2003;
                                                                                        formerly Director and
                                                                                        Portfolio Manager at Warburg
                                                                                        Pincus Asset Management and
                                                                                        Credit Suisse Asset Management
                                                                                        (2002 - 2003); prior thereto
                                                                                        Associate Portfolio Manager of
                                                                                        Credit Suisse Asset
                                                                                        Management.

ELI M. SALZMANN               Executive Vice          Elected in 1999                   Partner and Director of
(1964)                        President                                                 Institutional Equity
                                                                                        Investments, joined Lord
                                                                                        Abbett in 1997.

CHRISTOPHER J. TOWLE          Executive Vice          Elected in 1999                   Partner and Investment
(1957)                        President                                                 Manager, joined Lord Abbett in
                                                                                        1987.

EDWARD K. VON DER LINDE       Executive Vice          Elected in 1999                   Partner and Investment
(1960)                        President                                                 Manager, joined Lord Abbett in
                                                                                        1988.

EILEEN K. BANKO               Vice President          Elected in 1999                   Equity Analyst, joined Lord
(1967)                                                                                  Abbett in 1990.

NAME, AND                       CURRENT POSITION              LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                      WITH FUND                 OF CURRENT POSITION            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JAMES BERNAICHE               Chief Compliance        Elected in 2004                   Chief Compliance Officer,
(1956)                        Officer                                                   joined Lord Abbett in 2001;
                                                                                        formerly Vice President and
                                                                                        Chief Compliance Officer with
                                                                                        Credit Suisse Asset
                                                                                        Management.

JOAN A. BINSTOCK              Chief Financial         Elected in 1999                   Partner and Chief Operations
(1954)                        Officer and Vice                                          Officer, joined Lord Abbett in
                              President                                                 1999.

DAVID G. BUILDER              Vice President          Elected in 1999                   Equity Analyst, joined Lord
(1954)                                                                                  Abbett in 1998.

JOHN K. FORST                 Vice President and      Elected in 2005                   Deputy General Counsel, joined
(1960)                        Assistant Secretary                                       Lord Abbett in 2004; prior
                                                                                        thereto Managing Director and
                                                                                        Associate General Counsel at
                                                                                        New York Life Investment
                                                                                        Management LLC (2002 - 2003);
                                                                                        formerly Attorney at Dechert
                                                                                        LLP (2000 - 2002).

MICHAEL S. GOLDSTEIN          Vice President          Elected in 1999                   Partner and Fixed Income
(1968)                                                                                  Investment Manager, joined
                                                                                        Lord Abbett in 1997.

GERARD S. E. HEFFERNAN, JR.   Vice President          Elected in 2003                   Partner and Research Analyst,
(1963)                                                                                  joined Lord Abbett in 1998.

ELLEN G. ITSKOVITZ            Vice President          Elected in 2001                   Partner and Senior Research
(1957)                                                                                  Analyst, joined Lord Abbett in
                                                                                        1998.

LAWRENCE H. KAPLAN            Vice President and      Elected in 1997                   Partner and General Counsel,
(1957)                        Secretary                                                 joined Lord Abbett in 1997.

MAREN LINDSTROM               Vice President          Elected in 2001                   Partner and Fixed Income
(1962)                                                                                  Investment Manager, joined
                                                                                        Lord Abbett in 2000.

VINCENT J. MCBRIDE            Vice President          Elected in 2005                   Senior Investment Manager,
(1964)                                                                                  International Core Equity,
                                                                                        joined Lord Abbett in 2003;
                                                                                        formerly Managing Director and
                                                                                        Portfolio Manager at Warburg
                                                                                        Pincus Asset Management and
                                                                                        Credit Suisse Asset
                                                                                        Management.

ROBERT G. MORRIS              Vice President          Elected in 1995                   Partner and Chief Investment
(1944)                                                                                  Officer, joined Lord Abbett in
                                                                                        1991.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME, AND                       CURRENT POSITION              LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                      WITH FUND                 OF CURRENT POSITION            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III       Vice President          Elected in 1998                   Partner and Manager of Equity
(1959)                                                                                  Trading, joined Lord Abbett in
                                                                                        1983.

HAROLD E. SHARON              Vice President          Elected in 2005                   Investment Manager and
(1960)                                                                                  Director, International Core
                                                                                        Equity, joined Lord Abbett in
                                                                                        2003; formerly Financial
                                                                                        Industry Consultant for
                                                                                        Venture Capitalist (2001 -
                                                                                        2003); prior thereto Managing
                                                                                        Director of Warburg Pincus
                                                                                        Asset Management and Credit
                                                                                        Suisse Asset Management.

CHRISTINA T. SIMMONS          Vice President and      Elected in 2001                   Assistant General Counsel,
(1957)                        Assistant Secretary                                       joined Lord Abbett in 1999.

PAUL J. VOLOVICH              Vice President          Elected in 2005                   Investment Manager - Large Cap
(1973)                                                                                  Core Fund, joined Lord Abbett
                                                                                        in 1997.

BERNARD J. GRZELAK            Treasurer               Elected in 2003                   Director of Fund
(1971)                                                                                  Administration, joined Lord
                                                                                        Abbett in 2003; formerly Vice
                                                                                        President, Lazard Asset
                                                                                        Management LLC (2000 - 2003);
                                                                                        prior thereto Manager of
                                                                                        Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 7 and 8, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2005, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board also considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's performance was in the second quintile of its peer group for the nine-month and one-year periods and the period since inception (April 30, 2003). The Board also observed that the Fund's performance was above that of the Lipper Multi-Cap Value Index for the nine-month and one-year periods, but below that of the Index since inception.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the Fund's contractual management and administrative services fees were approximately three basis points below the median of the peer group and that the actual advisory fee and administrative services fee together were approximately two basis points above the median of the peer group. The Board observed that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees to not more than forty basis points. The Board observed that the Fund's total expense ratio was approximately two basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and with respect to the Fund was not excessive.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule adequately addressed any economies of scale in managing the Fund.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces the Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, 63.23% of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2005, $60,936 represents long-term capital gains.

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

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

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

[LORD ABBETT(R) LOGO]


   This report when not used for the general information of shareholders of the fund is to be distributed only if preceded or accompanied by a current fund prospectus.

 Lord Abbett mutual fund shares are distributed by    Lord Abbett Series Fund, Inc.   LASFAV-2-1205
          LORD ABBETT DISTRIBUTOR LLC                       All Value Portfolio               (2/06)

[LORD ABBETT LOGO]

2005
ANNUAL
   REPORT

LORD ABBETT
  SERIES FUND-
  AMERICA'S VALUE PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND - AMERICA'S VALUE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - America's Value Portfolio's strategies and performance for the year ended December 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

   Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Despite a backdrop of favorable macroeconomic factors that included above-trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the Fed) would stymie the economic expansion with excessive interest rate hikes. But while short-term rates increased, 10-year maturities slipped lower in late December, creating an inverted yield curve. A fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

   Economic output, impeded by surging energy prices and devastating hurricanes, moderated slightly in 2005, to an approximate year-over-year real growth rate of
3.6 percent. With the economy growing faster than its historical average, the unemployment rate fell 0.5 percent during the year, to 4.9 percent of the workforce by year-end 2005. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earning power of equities.

   In 2005, the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite 1500(R) Index,(1) declined 2 points, even though aftertax corporate profits surged over 20 percent year over year. Market participants clearly had little confidence in the sustainability of profit growth, with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November.

   Mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid caps returned 11.3 percent in the year,

--------------------------------------------------------------------------------

dominating the equity markets. Small caps also fared well, rising 6.7 percent. The largest companies saw their market value decline by 0.9 percent. For the most part, growth outperformed value, except in the struggling large-cap indexes, where investors clung to quality and noncyclical names. In the S&P Super Composite 1500 Index, the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counterweights, tempering the overall performance of equities.

   In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling off, with the proceeds flowing into the industrial and material names.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2005?

A: The fund returned 3.8 percent, reflecting performance at the net asset value
(NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the S&P 500(R) Index,(2) which returned 4.9 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, AS OF DECEMBER 31, 2005, ARE:
1 YEAR: 3.78 PERCENT AND SINCE INCEPTION (APRIL 30, 2003): 16.11 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

   PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

   NOTE: Lord Abbett Series Fund - America's Value Portfolio is not a balanced fund and has the capability to adjust equity and fixed-income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

--------------------------------------------------------------------------------

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

EQUITY PORTION

A: The largest detractor to fund performance relative to its benchmark was stock selection in the utilities sector. Puget Energy Inc., an electrical utility holding, declined after issuing 15 million shares of common stock, which may be dilutive to earnings in the short term. NiSource Inc., a natural gas and electric generation company, also underperformed. The company reduced guidance for future earnings due to diminished demand resulting from high natural gas prices.

   In addition, stock selection and an underweight position in the healthcare sector took away from performance relative to its benchmark. Bristol-Meyers Squibb, a global pharmaceutical and related healthcare products provider, underperformed due to disappointment regarding a delay in Food and Drug Administration approval of the company's new drug for treating Type II diabetes.

   The energy sector was the greatest contributor to fund performance relative to its benchmark for the year. EOG Resources, Inc., a natural gas holding, reported good returns as a result of robust gas prices and successful development of a major property in Texas. Halliburton Co. and GlobalSantaFe Corp., two oil field services companies, also aided performance as rising demand for their services and products drove revenues and earnings.

   Selection of stocks in the telecom services sector also helped performance relative to its benchmark. PanAmSat Holding Corporation, a provider of global video and data broadcasting services via satellite, outperformed due to the announcement that the company is being taken over by a private holding company.

   THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

BOND PORTION

A: The fund employs a flexible investment strategy, which allows its investment managers to adjust allocations among asset classes as market conditions change.

   Detracting from performance were high-yield securities of auto parts and media companies. Contributing to performance were select high-yield credits in wireless telecom and energy companies and investment-quality bonds such as mortgage-backed securities.

   THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------

A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P Super Composite 1500(R) Index combines the S&P 500(R), S&P MidCap 400(R), and S&P SmallCap 600(R) indices in an efficient way to create a broad market portfolio representing 90 percent of U.S. equities.
(2) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance; this popular index includes a representative sample of leading companies in leading industries.
Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, EACH FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500(R) Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2005

                        THE FUND (CLASS VC SHARES)
                             AT NET ASSET VALUE      S&P 500(R) INDEX(1)
Apr 30, 2003                        $ 10,000               $ 10,000
Dec 31, 2003                        $ 12,331               $ 12,276
Mar 31, 2004                        $ 12,750               $ 12,483
Jun 30, 2004                        $ 12,954               $ 12,698
Sep 30, 2004                        $ 13,189               $ 12,461
Dec 31, 2004                        $ 14,361               $ 13,611
Mar 31, 2005                        $ 14,195               $ 13,318
Jun 30, 2005                        $ 14,476               $ 13,501
Sep 30, 2005                        $ 14,859               $ 13,987
Dec 31, 2005                        $ 14,904               $ 14,279

                                  1 YEAR   LIFE OF CLASS
                  CLASS VC(2)       3.78%          16.11%

(1) Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on April 30, 2003.
(2) The Class VC shares were first offered on April 30, 2003. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

   As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

   The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

   The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/05 - 12/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           BEGINNING      ENDING     EXPENSES PAID
                                            ACCOUNT       ACCOUNT     DURING THE
                                             VALUE         VALUE       PERIOD+
                                             -----         -----       -------
                                                                      7/1/05 -
                                             7/1/05      12/31/05     12/31/05
                                             ------      --------     --------
CLASS VC
Actual                                     $ 1,000.00   $ 1,029.70    $     5.88
Hypothetical (5% Return Before Expenses)   $ 1,000.00   $ 1,019.41    $     5.85

+ Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2005

SECTOR*                             %**
Auto Components                    0.61%
Consumer Discretionary            17.25%
Consumer Staples                   4.76%
Electronics                        0.32%
Energy                             7.02%
Financials                        16.14%
Government                         3.60%
Healthcare                         4.30%
Industrials                        9.38%
Information Technology             1.20%
Materials                         14.24%
Short-Term Investment              4.20%
Telecommunication Services         6.85%
Transportation Miscellaneous       0.45%
Utilities                          9.68%
Total                            100.00%

 *  A sector may comprise several industries.
**  Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

                                                SHARES
INVESTMENTS                                      (000)         VALUE
---------------------------------------------------------------------
LONG-TERM INVESTMENTS 96.94%

COMMON STOCKS 67.69%

AUTO COMPONENTS 0.81%
Dana Corp.                                          71   $    509,780
                                                         ------------
CHEMICALS 8.06%
Chemtura Corp.                                      67        849,630
Dow Chemical Co. (The)                              25      1,095,500
Eastman Chemical Co.                                28      1,470,315
Monsanto Co.                                        15      1,139,691
Mosaic Co. (The)*                                   36        523,754
                                                         ------------
TOTAL                                                       5,078,890
                                                         ------------
COMMERCIAL SERVICES & SUPPLIES 2.02%
R.R. Donnelley & Sons Co.                           37      1,272,612
                                                         ------------
COMMUNICATIONS EQUIPMENT 0.71%
Avaya, Inc.*                                        42        444,992
                                                         ------------
CONTAINERS & PACKAGING 0.98%
Ball Corp.                                          16        615,660
                                                         ------------
DIVERSIFIED CONSUMER SERVICES 1.98%
ServiceMaster Co. (The)                            105      1,249,970
                                                         ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 4.85%
AT&T Inc.                                           60      1,479,196
PanAmSat Holding Corp.                              64      1,577,800
                                                         ------------
TOTAL                                                       3,056,996
                                                         ------------
ELECTRIC UTILITIES 6.20%
Ameren Corp.                                        25      1,296,372
Northeast Utilities                                 69      1,350,734
Puget Energy, Inc.                                  62      1,257,872
                                                         ------------
TOTAL                                                       3,904,978
                                                         ------------
ELECTRICAL EQUIPMENT 1.10%
Hubbell Inc.                                        15        690,336
                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                SHARES
INVESTMENTS                                      (000)         VALUE
---------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES 3.08%
GlobalSantaFe Corp.(a)                              16   $    765,585
Halliburton Co.                                     19      1,171,044
                                                         ------------
TOTAL                                                       1,936,629
                                                         ------------
FOOD PRODUCTS 3.77%
H.J. Heinz Co.                                      39      1,311,708
Kellogg Co.                                         25      1,063,212
                                                         ------------
TOTAL                                                       2,374,920
                                                         ------------
GAS UTILITIES 2.00%
NiSource, Inc.                                      61      1,262,030
                                                         ------------
HOTELS, RESTAURANTS & LEISURE 1.14%
McDonald's Corp.                                    21        718,236
                                                         ------------
HOUSEHOLD DURABLES 5.86%
Newell Rubbermaid, Inc.                             53      1,250,828
Snap-on Inc.                                        27      1,010,364
Tupperware Brands Corp.                             64      1,426,880
                                                         ------------
TOTAL                                                       3,688,072
                                                         ------------
INSURANCE 5.71%
ACE Ltd.(a)                                         18        945,888
Allstate Corp.                                       4        200,059
Max Re Capital Ltd.(a)                               4        109,074
PartnerRe Ltd.(a)                                   10        636,999
Safeco Corp.                                        11        638,450
XL Capital Ltd. Class A(a)                          16      1,064,604
                                                         ------------
TOTAL                                                       3,595,074
                                                         ------------
MACHINERY 3.56%
CNH Global N.V.(a)                                   4         68,598
Cummins, Inc.                                        8        726,813
Ingersoll-Rand Co., Ltd. Class A(a)                 15        609,587
Timken Co. (The)                                    26        835,722
                                                         ------------
TOTAL                                                       2,240,720
                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                SHARES
INVESTMENTS                                      (000)         VALUE
---------------------------------------------------------------------
MEDIA 1.98%
Clear Channel Communications, Inc.                  40   $  1,245,420
                                                         ------------
METALS & MINING 0.11%
Metal Management, Inc.                               3         69,780
                                                         ------------
MULTI-LINE RETAIL 0.95%
Federated Department Stores, Inc.                    9        595,909
                                                         ------------
OIL & GAS 2.41%
Chevron Corp.                                       19      1,067,276
EOG Resources, Inc.                                  6        447,557
                                                         ------------
TOTAL                                                       1,514,833
                                                         ------------
PAPER & FOREST PRODUCTS 3.06%
Bowater, Inc.                                       25        777,216
MeadWestvaco Corp.                                  41      1,152,033
                                                         ------------
TOTAL                                                       1,929,249
                                                         ------------
PHARMACEUTICALS 2.59%
Bristol-Myers Squibb Co.                            57      1,314,456
Mylan Laboratories, Inc.                            16        317,364
                                                         ------------
TOTAL                                                       1,631,820
                                                         ------------
REAL ESTATE INVESTMENT TRUSTS 1.76%
Health Care Property Investors, Inc.                27        682,452
Healthcare Realty Trust Inc.                        13        425,856
                                                         ------------
TOTAL                                                       1,108,308
                                                         ------------
SPECIALTY RETAIL 1.47%
Foot Locker, Inc.                                   18        431,697
OfficeMax, Inc.                                     19        491,984
                                                         ------------
TOTAL                                                         923,681
                                                         ------------
TRADING COMPANIES & DISTRIBUTORS 1.53%
Genuine Parts Co.                                   22        966,240
                                                         ------------
TOTAL COMMON STOCKS (cost $40,258,071)                     42,625,135
                                                         ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                     PRINCIPAL
                                                             INTEREST     MATURITY      AMOUNT
INVESTMENTS                                                      RATE         DATE       (000)          VALUE
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE NOTES & BONDS 3.81%

AEROSPACE & DEFENSE 0.48%
Armor Holdings, Inc.                                             2.00%   11/1/2024   $     100   $     99,375
EDO Corp.                                                        4.00%  11/15/2025         200        203,750
                                                                                                 ------------
TOTAL                                                                                                 303,125
                                                                                                 ------------
BIOTECHNOLOGY 0.17%
Fisher Scientific Int'l., Inc.                                   2.50%   10/1/2023          75        104,812
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES 0.32%
DST Systems, Inc.                                               4.125%   8/15/2023         150        199,500
                                                                                                 ------------
COMPUTERS & PERIPHERALS 0.12%
EMC Corp.                                                        4.50%    4/1/2007          75         78,375
                                                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 0.32%
Qwest Communications Int'l., Inc.                                3.50%  11/15/2025         175        203,656
                                                                                                 ------------
HOTELS, RESTAURANTS & LEISURE 0.50%
Hilton Hotels Corp.                                             3.375%   4/15/2023         150        177,187
International Game Technology                             Zero Coupon    1/29/2033         200        134,250
                                                                                                 ------------
TOTAL                                                                                                 311,437
                                                                                                 ------------
MACHINERY 0.26%
AGCO Corp.                                                       1.75%  12/31/2033         175        164,719
                                                                                                 ------------
MEDIA 0.12%
Liberty Media, Corp. Class A                                     3.25%   3/15/2031         100         75,875
                                                                                                 ------------
METALS & MINING 0.25%
Placer Dome, Inc.(a)                                             2.75%  10/15/2023         125        154,531
                                                                                                 ------------
OIL & GAS 0.45%
Hanover Compressor Co.                                           4.75%   1/15/2014         250        286,250
                                                                                                 ------------
PHARMACEUTICALS 0.26%
MGI PHARMA, Inc.                                                1.682%    3/2/2024         150         93,375
Watson Pharmaceuticals, Inc.                                     1.75%   3/15/2023          75         71,813
                                                                                                 ------------
TOTAL                                                                                                 165,188
                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                     PRINCIPAL
                                                             INTEREST     MATURITY      AMOUNT
INVESTMENTS                                                      RATE         DATE       (000)          VALUE
-------------------------------------------------------------------------------------------------------------
ROAD & RAIL 0.46%
CSX Corp.                                                 Zero Coupon   10/30/2021   $     300   $    288,000
                                                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.10%
Cypress Semiconductor Corp.                                      1.25%   6/15/2008          30         34,125
LSI Logic Corp.                                                  4.00%   5/15/2010          30         28,913
                                                                                                 ------------
TOTAL                                                                                                  63,038
                                                                                                 ------------
TOTAL CONVERTIBLE NOTES & BONDS (cost $2,363,998)                                                   2,398,506
                                                                                                 ============

                                                                                        SHARES
                                                                                         (000)
                                                                                     ---------
CONVERTIBLE PREFERRED STOCKS 1.90%

ELECTRIC UTILITIES 0.38%
CMS Energy Corp.                                                 4.50%                       3        238,125
                                                                                                 ------------
FOOD & STAPLES RETAILING 0.06%
Albertson's, Inc.                                                7.25%                       2         37,208
                                                                                                 ------------
GAS UTILITIES 0.42%
El Paso Corp.+                                                   4.99%                      --(b)     263,310
                                                                                                 ------------
INSURANCE 0.67%
Chubb Corp. (The)                                                7.00%                       3        119,612
Fortis Insurance N.V.+(a)(c)                                     7.75%                      10        121,125
XL Capital Ltd. Class A(a)                                       6.50%                       8        183,188
                                                                                                 ------------
TOTAL                                                                                                 423,925
                                                                                                 ------------
MEDIA 0.37%
Emmis Communications Corp.                                       6.25%                       2         85,000
Interpublic Group of Cos., Inc. (The)                           5.375%                       4        148,040
                                                                                                 ------------
TOTAL                                                                                                 233,040
                                                                                                 ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (cost $1,147,241)                                                1,195,608
                                                                                                 ============

                                                                                     PRINCIPAL
                                                                                        AMOUNT
                                                                                         (000)
                                                                                     ---------
GOVERNMENT SPONSORED ENTERPRISES BOND 3.25%

Federal Home Loan Mortgage Corp. (cost $2,047,815)               5.75%   4/15/2008   $   2,000      2,044,152
                                                                                                 ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                     PRINCIPAL
                                                             INTEREST     MATURITY      AMOUNT
INVESTMENTS                                                      RATE         DATE       (000)          VALUE
-------------------------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 4.80%

Federal National Mortgage Assoc.                                 5.50%   11/1/2034   $     397   $    393,635
Federal National Mortgage Assoc.                                 6.00%    2/1/2034       1,187      1,199,312
Federal National Mortgage Assoc.                                 6.00%    8/1/2034         236        238,430
Federal National Mortgage Assoc.                                 6.00%    2/1/2035         444        448,081
Federal National Mortgage Assoc.                                 6.00%   12/1/2035         250        252,448
Federal National Mortgage Assoc.                                 6.50%    7/1/2035         478        490,271
                                                                                                 ------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (cost $3,059,535)                              3,022,177
                                                                                                 ------------
HIGH YIELD CORPORATE NOTES & BONDS 13.04%

AUTO COMPONENTS 0.24%
Cooper-Standard Automotive Inc.                                 8.375%  12/15/2014         100         76,500
Stanadyne Corp.                                                 10.00%   8/15/2014          75         72,375
                                                                                                 ------------
TOTAL                                                                                                 148,875
                                                                                                 ------------
AUTOMOBILES 0.29%
Dana Corp.                                                       5.85%   1/15/2015         150        107,250
Hertz Corp. (The)+                                              8.875%    1/1/2014          75         76,781
                                                                                                 ------------
TOTAL                                                                                                 184,031
                                                                                                 ------------
CHEMICALS 0.57%
Crompton Corp.                                                  9.875%    8/1/2012         100        114,625
Equistar Chemicals, L.P.                                         7.55%   2/15/2026         200        190,750
Nalco Co.                                                       8.875%  11/15/2013          50         52,625
                                                                                                 ------------
TOTAL                                                                                                 358,000
                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES 0.15%
Iron Mountain Inc.                                              6.625%    1/1/2016         100         93,500
                                                                                                 ------------
CONSUMER FINANCE 0.94%
Ford Motor Credit Co.                                           7.375%  10/28/2009         250        221,898
General Motors Acceptance Corp.                                  7.25%    3/2/2011         400        368,039
                                                                                                 ------------
TOTAL                                                                                                 589,937
                                                                                                 ------------
CONTAINERS & PACKAGING 0.56%
Crown Cork & Seal, Inc.                                         7.375%  12/15/2026         150        138,000
Rayovac Corp.                                                    8.50%   10/1/2013         150        131,625
Stone Container Finance Co. of Canada II(a)                     7.375%   7/15/2014          90         82,350
                                                                                                 ------------
TOTAL                                                                                                 351,975
                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                     PRINCIPAL
                                                             INTEREST     MATURITY      AMOUNT
INVESTMENTS                                                      RATE         DATE       (000)          VALUE
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES 2.07%
Cincinnati Bell, Inc.                                            7.00%   2/15/2015   $     400   $    394,000
Lucent Technologies Inc.                                         6.50%   1/15/2028         100         84,500
Qwest Capital Funding, Inc.                                      7.90%   8/15/2010         600        624,000
Syniverse Technologies, Inc.                                     7.75%   8/15/2013         200        202,500
                                                                                                 ------------
TOTAL                                                                                               1,305,000
                                                                                                 ------------
ENERGY EQUIPMENT & SERVICES 0.39%
Dynegy Holdings Inc.                                            6.875%    4/1/2011         125        123,750
Hornbeck Offshore Services, Inc.                                6.125%   12/1/2014         125        122,500
                                                                                                 ------------
TOTAL                                                                                                 246,250
                                                                                                 ------------
FOOD & STAPLES RETAILING 0.56%
Rite Aid Corp.                                                  8.125%    5/1/2010         100        102,250
Stater Bros. Holdings Inc.                                      8.125%   6/15/2012         250        248,750
                                                                                                 ------------
TOTAL                                                                                                 351,000
                                                                                                 ------------
FOOD PRODUCTS 0.42%
Chiquita Brands Int'l., Inc.                                     7.50%   11/1/2014          90         79,650
Landry's Restaurants, Inc.                                       7.50%  12/15/2014         200        188,000
                                                                                                 ------------
TOTAL                                                                                                 267,650
                                                                                                 ------------
GAS UTILITIES 0.79%
El Paso Corp.                                                    7.00%   5/15/2011         500        498,750
                                                                                                 ------------
HEALTHCARE PROVIDERS & SERVICES 0.82%
AmeriPath, Inc.                                                 10.50%    4/1/2013          75         79,875
DaVita, Inc.                                                     7.25%   3/15/2015         100        101,750
National Nephrology Assoc. Inc+                                  9.00%   11/1/2011          20         22,250
Tenet Healthcare Corp.+                                          9.25%    2/1/2015         225        224,437
Tenet Healthcare Corp.                                          9.875%    7/1/2014          85         86,488
                                                                                                 ------------
TOTAL                                                                                                 514,800
                                                                                                 ------------
HOTELS, RESTAURANTS & LEISURE 0.92%
Hard Rock Hotel, Inc.                                           8.875%    6/1/2013          50         54,125
LCE Acquisition Corp.                                            9.00%    8/1/2014         330        334,950
River Rock Entertainment Authority                               9.75%   11/1/2011          20         21,650
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp.                6.625%   12/1/2014         175        171,062
                                                                                                 ------------
TOTAL                                                                                                 581,787
                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                     PRINCIPAL
                                                             INTEREST     MATURITY      AMOUNT
INVESTMENTS                                                      RATE         DATE       (000)          VALUE
-------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES 0.40%
Allied Waste North America, Inc.                                6.125%   2/15/2014   $     150   $    142,125
Park-Ohio Industries, Inc.                                      8.375%  11/15/2014         125        110,000
                                                                                                 ------------
TOTAL                                                                                                 252,125
                                                                                                 ------------
MEDIA 0.77%
Gaylord Entertainment Co.                                        8.00%  11/15/2013         100        105,250
Mediacom Broadband LLC+                                          8.50%  10/15/2015         275        256,094
Mediacom Communications Corp.                                    9.50%   1/15/2013         125        122,656
                                                                                                 ------------
TOTAL                                                                                                 484,000
                                                                                                 ------------
METALS & MINING 0.42%
Allegheny Ludlum Corp.                                          6.95%   12/15/2025          80         78,800
Novelis Inc.+(a)                                                7.50%    2/15/2015         200        187,500
                                                                                                 ------------
TOTAL                                                                                                 266,300
                                                                                                 ------------
OIL & GAS 0.77%
Colorado Interstate Gas Co.+                                     6.80%  11/15/2015         150        154,016
Foundation PA Coal Co.                                           7.25%    8/1/2014          60         62,325
Kerr-McGee Corp.                                                 6.95%    7/1/2024          40         42,628
Williams Cos., Inc. (The)                                       7.875%    9/1/2021         210        228,375
                                                                                                 ------------
TOTAL                                                                                                 487,344
                                                                                                 ------------
PAPER & FOREST PRODUCTS 0.40%
Bowater Inc.                                                     6.50%   6/15/2013         200        180,000
Buckeye Technologies Inc.                                        8.00%  10/15/2010          75         71,625
                                                                                                 ------------
TOTAL                                                                                                 251,625
                                                                                                 ------------
PHARMACEUTICALS 0.51%
Mylan Laboratories Inc.+                                        6.375%   8/15/2015         150        150,937
Warner Chilcott Corp.+                                           8.75%    2/1/2015         185        171,125
                                                                                                 ------------
TOTAL                                                                                                 322,062
                                                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS 0.40%
Host Marriott L.P.                                              6.375%   3/15/2015         250        250,625
                                                                                                 ------------
SOFTWARE 0.29%
Sungard Data Systems Inc.+                                      9.125%   8/15/2013         175        182,000
                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUED)
DECEMBER 31, 2005

                                                                                     PRINCIPAL
                                                             INTEREST     MATURITY      AMOUNT
INVESTMENTS                                                      RATE         DATE       (000)          VALUE
-------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL 0.36%
Elizabeth Arden, Inc.                                            7.75%   1/15/2014   $     150   $    152,250
INVISTA+                                                         9.25%    5/1/2012          70         75,075
                                                                                                 ------------
TOTAL                                                                                                 227,325
                                                                                                 ------------
TOTAL HIGH YIELD CORPORATE NOTES & BONDS (cost $8,265,412)                                          8,214,961
                                                                                                 ============
U.S. TREASURY OBLIGATION 2.45%
U.S. Treasury Note (cost $1,574,020)                             5.00%   2/15/2011       1,500      1,545,411
                                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS (cost $58,716,092)                                                     61,045,950
                                                                                                 ============
SHORT-TERM INVESTMENT 4.25%

REPURCHASE AGREEMENT 4.25%

Repurchase Agreement dated 12/30/2005,
3.60% due 1/3/2006 with State Street
Bank & Trust Co. collateralized by
$2,715,000 of Federal Home Loan Mortgage
Corp. at 5.50% due 11/16/2015;
value: $2,728,575;
proceeds: $2,675,278
(cost $2,674,208)                                                                        2,674      2,674,208
                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES 101.19% (Cost $61,390,300)                                         63,720,158
                                                                                                 ------------
LIABILITIES IN EXCESS OF OTHER ASSETS (1.19%)                                                        (748,860)
                                                                                                 ============
NET ASSETS 100.00%                                                                               $ 62,971,298
                                                                                                 ============

*   Non-income producing security.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers.
(a) Foreign security traded in U.S. dollars.
(b) Amount represents less than 1,000 shares.
(c) Private placement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (cost $61,390,300)                                $  63,720,158
Receivables:
   Interest and dividends                                                                  375,423
   Capital shares sold                                                                      61,876
   From advisor                                                                              6,828
Prepaid expenses                                                                               469
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                            64,164,754
--------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
   Investment securities purchased                                                       1,063,578
   Capital shares reacquired                                                                 2,690
   Management fee                                                                           38,220
   Fund administration                                                                       2,038
   Directors' fees                                                                           1,866
Accrued expenses and other liabilities                                                      85,064
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                        1,193,456
==================================================================================================
NET ASSETS                                                                           $  62,971,298
==================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         60,158,289
Distributions in excess of net investment income                                           (54,033)
Accumulated net realized gain on investments                                               537,184
Net unrealized appreciation on investments                                               2,329,858
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $  62,971,298
==================================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR VALUE)       4,519,652
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                        $       13.93

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                                            $   1,029,034
Interest                                                                                   664,166
Foreign withholding tax                                                                       (138)
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                  1,693,062
--------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                             323,023
Shareholder servicing                                                                      137,430
Professional                                                                                36,340
Reports to shareholders                                                                     37,017
Fund administration                                                                         17,228
Custody                                                                                     18,109
Directors' fees                                                                              2,108
Registration                                                                                 3,029
Other                                                                                          330
--------------------------------------------------------------------------------------------------
Gross expenses                                                                             574,614
   Expense reductions (See Note 7)                                                            (935)
   Expenses assumed by advisor (See Note 3)                                                (78,216)
--------------------------------------------------------------------------------------------------
NET EXPENSES                                                                               495,463
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                    1,197,599
==================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                  1,046,573
Net change in unrealized appreciation (depreciation) on investments                       (252,354)
==================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                           794,219
==================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $   1,991,818
==================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                 DECEMBER 31, 2005     DECEMBER 31, 2004
OPERATIONS:
Net investment income                                                       $  1,197,599          $    380,140
Net realized gain (loss) on investments                                        1,046,573               108,379
Net change in unrealized appreciation (depreciation) on investments             (252,354)            2,109,322
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           1,991,818             2,597,841
==============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                         (1,285,629)             (392,180)
Net realized gain                                                               (541,545)              (15,724)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                           (1,827,174)             (407,904)
==============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                 40,095,734            20,805,618
Reinvestment of distributions                                                  1,827,174               407,904
Cost of shares reacquired                                                     (5,484,377)           (2,199,841)
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                            36,438,531            19,013,681
==============================================================================================================
NET INCREASE IN NET ASSETS                                                    36,603,175            21,203,618
==============================================================================================================
NET ASSETS:
Beginning of year                                                             26,368,123             5,164,505
--------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                 $ 62,971,298          $ 26,368,123
==============================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                            $    (54,033)         $     (1,075)
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED          4/30/2003(c)
                                                               ---------------------         TO
                                                                   2005         2004     12/31/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.83     $  12.07     $    10.00
                                                               ========     ========     ==========
Investment operations:
   Net investment income(a)                                         .39          .38            .28
   Net realized and unrealized gain                                 .14         1.61           2.05
                                                               --------     --------     ----------
      Total from investment operations                              .53         1.99           2.33
                                                               --------     --------     ----------
Distributions to shareholders from:
   Net investment income                                           (.30)        (.22)          (.15)
   Net realized gain                                               (.13)        (.01)          (.11)
                                                               --------     --------     ----------
      Total distributions                                          (.43)        (.23)          (.26)
                                                               --------     --------     ----------
NET ASSET VALUE, END OF PERIOD                                 $  13.93     $  13.83     $    12.07
                                                               ========     ========     ==========
Total Return(b)                                                    3.78%       16.47%         23.31%(d)

RATIOS TO AVERAGE NET ASSETS:
   Expenses, including expense reductions and expenses assumed     1.15%        1.15%           .77%(d)
   Expenses, excluding expense reductions and expense assumed      1.33%        1.56%          3.59%(d)
   Net investment income                                           2.77%        2.94%          2.39%(d)

                                                                    YEAR ENDED          4/30/2003(c)
                                                               ---------------------         TO
SUPPLEMENTAL DATA:                                                 2005         2004     12/31/2003
---------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                             $ 62,971     $ 26,368     $    5,165
   Portfolio turnover rate                                        31.65%       28.01%         49.36%

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers America's Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek current income and capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investments. The management fee is based on the Fund's average daily net assets at an annual rate of .75%. Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of .75% to the following annual rates:

..75% of the first $1 billion of average daily net assets;
..70% of the next $1 billion of average daily net assets;
..65% of average daily net assets over $2 billion.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2005, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fees) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2007.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2005, the Fund incurred expenses of $131,721 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the years ended December 31, 2005 and 2004 are as follows:

                                  12/31/2005    12/31/2004
----------------------------------------------------------
Distributions paid from:
Ordinary income                  $ 1,549,492   $   392,361
Net long-term capital gains          277,682        15,543
----------------------------------------------------------
Total distributions paid         $ 1,827,174   $   407,904
==========================================================

As of December 31, 2005, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net      $    367,508
Undistributed long-term capital gains         202,194
-----------------------------------------------------
     Total undistributed earnings        $    569,702
Temporary differences                          (1,866)
Unrealized gains - net                      2,245,173
-----------------------------------------------------
     Total accumulated earnings - net    $  2,813,009
=====================================================

As of December 31, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                 $ 61,474,985
-----------------------------------------------------
Gross unrealized gain                       3,925,813
Gross unrealized loss                      (1,680,640)
-----------------------------------------------------
     Net unrealized security gain        $  2,245,173
=====================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

   DISTRIBUTIONS
    IN EXCESS OF     ACCUMULATED
  NET INVESTMENT   NET AREALIZED
          INCOME            GAIN
--------------------------------
$         35,072   $     (35,072)

The permanent differences are primarily attributable to the tax treatment of certain securities, amortization, and paydown gains and losses.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

U.S. GOVERNMENT   NON-U.S. GOVERNMENT   U.S. GOVERNMENT   NON-U.S. GOVERNMENT
     PURCHASES*             PURCHASES             SALES                 SALES
-----------------------------------------------------------------------------
$ 11,273,317             $ 37,998,247       $ 5,375,110           $ 7,781,508

*Includes U.S. Government sponsored enterprises securities.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' Fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities.

In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities.

A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political and other risks.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                        YEAR ENDED           YEAR ENDED
                                 DECEMBER 31, 2005    DECEMBER 31, 2004
-----------------------------------------------------------------------
Shares sold                              2,873,224            1,621,016
Reinvestment of distributions              131,262               29,752
Shares reacquired                         (391,893)            (171,507)
-----------------------------------------------------------------------
Increase                                 2,612,593            1,479,261
-----------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - AMERICA'S VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Series Fund, Inc. - America's Value Portfolio (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - America's Value Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 13, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION                        OTHER
YEAR OF BIRTH                    WITH COMPANY         DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Director since        Managing Partner and Chief        N/A
Lord, Abbett & Co. LLC       1995; Chairman        Executive Officer of Lord
90 Hudson Street             since 1996            Abbett since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION                        OTHER
YEAR OF BIRTH                    WITH COMPANY         DURING PAST FIVE YEARS                    DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW            Director since 1994   Managing General Partner,         Currently serves as director of
Lord, Abbett & Co. LLC                             Bigelow Media, LLC (since         Adelphia Communications, Inc.,
c/o Legal Dept.                                    2000); Senior Adviser, Time       Crane Co., and Huttig Building
90 Hudson Street                                   Warner Inc. (1998 - 2000);        Products Inc.
Jersey City, NJ 07302                              Acting Chief Executive Officer
(1941)                                             of Courtroom Television Network
                                                   (1997 - 1998); President and
                                                   Chief Executive Officer of Time
                                                   Warner Cable Programming, Inc.
                                                   (1991 - 1997).

WILLIAM H.T. BUSH            Director since 1998   Co-founder and Chairman of the    Currently serves as director of
Lord, Abbett & Co. LLC                             Board of the financial advisory   WellPoint, Inc. (since 2002), and
c/o Legal Dept.                                    firm of Bush-O'Donnell &          Engineered Support Systems, Inc.
90 Hudson Street                                   Company (since 1986).             (since 2000).
Jersey City, NJ 07302
(1938)

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION                        OTHER
YEAR OF BIRTH                    WITH COMPANY         DURING PAST FIVE YEARS                    DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.       Director since 1998   Managing Director of Monitor      Currently serves as director of
Lord, Abbett & Co. LLC                             Clipper Partners (since 1997)     Avondale, Inc. and Interstate
c/o Legal Dept.                                    and President of Clipper Asset    Bakeries Corp.
90 Hudson Street                                   Management Corp. (since 1991),
Jersey City, NJ 07302                              both private equity investment
(1942)                                             funds.

JULIE A. HILL                Director since 2004   Owner and CEO of the Hillsdale    Currently serves as director of
Lord, Abbett & Co. LLC                             Companies, a business             WellPoint, Inc.; Resources
c/o Legal Dept.                                    consulting firm (since 1998);     Connection Inc.; and Holcim (US)
90 Hudson Street                                   Founder, President and Owner of   Inc. (a subsidiary of Holcim Ltd.).
Jersey City, NJ 07302                              the Hiram-Hill and Hillsdale
(1946)                                             Development Companies (1998 -
                                                   2000).

FRANKLIN W. HOBBS            Director since 2001   Former Chief Executive Officer    Currently serves as director of
Lord, Abbett & Co. LLC                             of Houlihan Lokey Howard &        Adolph Coors Company.
c/o Legal Dept.                                    Zukin, an investment bank
90 Hudson Street                                   (January 2002 - April 2003);
Jersey City, NJ 07302                              Chairman of Warburg Dillon Read
(1947)                                             (1999 - 2001); Global Head of
                                                   Corporate Finance of SBC
                                                   Warburg Dillon Read (1997 -
                                                   1999); Chief Executive Officer
                                                   of Dillon, Read & Co. (1994 -
                                                   1997).

C. ALAN MACDONALD            Director since 1989   Retired - General Business and    Currently serves as director of
Lord, Abbett & Co. LLC                             Governance Consulting (since      H.J. Baker (since 2003).
c/o Legal Dept.                                    1992); formerly President and
90 Hudson Street                                   CEO of Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF               Director since 1989   Chairman of Spencer Stuart        Currently serves as director of
Lord, Abbett & Co. LLC                             (U.S.), an executive search       Ace, Ltd. (since 1997) and Hewitt
c/o Legal Dept.                                    consulting firm (since 1996);     Associates, Inc.
90 Hudson Street                                   President of Spencer Stuart
Jersey City, NJ 07302                              (1979 - 1996).
(1937)

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                      CURRENT POSITION         LENGTH OF SERVICE      PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND           OF CURRENT POSITION    DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive          Elected in 1995        Managing Partner and
(1945)                       Officer and President                           Chief Executive Officer
                                                                             of Lord Abbett (since
                                                                             1996).

NAME AND                      CURRENT POSITION         LENGTH OF SERVICE      PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND           OF CURRENT POSITION    DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
SHOLOM DINSKY                Executive Vice           Elected in 2003        Partner and Large Cap
(1944)                       President                                       Value Investment
                                                                             Manager, joined Lord
                                                                             Abbett in 2000.

KEVIN P. FERGUSON            Executive Vice           Elected in 2003        Partner and Mid Cap
(1964)                       President                                       Growth Investment
                                                                             Manager, joined Lord
                                                                             Abbett in 1999.

ROBERT P. FETCH              Executive Vice           Elected in 2003        Partner and Small-Cap
(1953)                       President                                       Value Senior Investment
                                                                             Manager, joined Lord
                                                                             Abbett in 1995.

DANIEL H. FRASCARELLI        Executive Vice           Elected in 2003        Partner and Investment
(1954)                       President                                       Manager, joined Lord
                                                                             Abbett in 1990.

KENNETH G. FULLER            Executive Vice           Elected in 2003        Investment Manager -
(1945)                       President                                       Large Cap Value, joined
                                                                             Lord Abbett in 2002;
                                                                             formerly Portfolio
                                                                             Manager and Senior Vice
                                                                             President at Pioneer
                                                                             Investment Management,
                                                                             Inc.

HOWARD E. HANSEN             Executive Vice           Elected in 1999        Partner and Investment
(1961)                       President                                       Manager, joined Lord
                                                                             Abbett in 1995.

TODD D. JACOBSON             Executive Vice           Elected in 2005        Investment Manager,
(1966)                       President                                       International Core
                                                                             Equity, joined Lord
                                                                             Abbett in 2003;
                                                                             formerly Director and
                                                                             Portfolio Manager at
                                                                             Warburg Pincus Asset
                                                                             Management and Credit
                                                                             Suisse Asset Management
                                                                             (2002 - 2003); prior
                                                                             thereto Associate
                                                                             Portfolio Manager of
                                                                             Credit Suisse Asset
                                                                             Management.

ELI M. SALZMANN              Executive Vice           Elected in 1999        Partner and Director of
(1964)                       President                                       Institutional Equity
                                                                             Investments, joined
                                                                             Lord Abbett in 1997.

CHRISTOPHER J. TOWLE         Executive Vice           Elected in 1999        Partner and Investment
(1957)                       President                                       Manager, joined Lord
                                                                             Abbett in 1987.

EDWARD K. VON DER LINDE      Executive Vice           Elected in 1999        Partner and Investment
(1960)                       President                                       Manager, joined Lord
                                                                             Abbett in 1988.

EILEEN K. BANKO              Vice President           Elected in 1999        Equity Analyst, joined
(1967)                                                                       Lord Abbett in 1990.

NAME AND                      CURRENT POSITION         LENGTH OF SERVICE      PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND           OF CURRENT POSITION    DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
JAMES BERNAICHE              Chief Compliance         Elected in 2004        Chief Compliance
(1956)                       Officer                                         Officer, joined Lord
                                                                             Abbett in 2001;
                                                                             formerly Vice President
                                                                             and Chief Compliance
                                                                             Officer with Credit
                                                                             Suisse Asset
                                                                             Management.

JOAN A. BINSTOCK             Chief Financial          Elected in 1999        Partner and Chief
(1954)                       Officer and Vice                                Operations Officer,
                             President                                       joined Lord Abbett in
                                                                             1999.

DAVID G. BUILDER             Vice President           Elected in 1999        Equity Analyst, joined
(1954)                                                                       Lord Abbett in 1998.

JOHN K. FORST                Vice President and       Elected in 2005        Deputy General Counsel,
(1960)                       Assistant Secretary                             joined Lord Abbett in
                                                                             2004; prior thereto
                                                                             Managing Director and
                                                                             Associate General
                                                                             Counsel at New York
                                                                             Life Investment
                                                                             Management LLC (2002 -
                                                                             2003); formerly
                                                                             Attorney at Dechert LLP
                                                                             (2000 - 2002).

MICHAEL S. GOLDSTEIN         Vice President           Elected in 1999        Partner and Fixed
(1968)                                                                       Income Investment
                                                                             Manager, joined Lord
                                                                             Abbett in 1997.

GERARD S.E. HEFFERNAN, JR.   Vice President           Elected in 2003        Partner and Research
(1963)                                                                       Analyst, joined Lord
                                                                             Abbett in 1998.

ELLEN G. ITSKOVITZ           Vice President           Elected in 2001        Partner and Senior
(1957)                                                                       Research Analyst,
                                                                             joined Lord Abbett in
                                                                             1998.

LAWRENCE H. KAPLAN           Vice President and       Elected in 1997        Partner and General
(1957)                       Secretary                                       Counsel, joined Lord
                                                                             Abbett in 1997.

MAREN LINDSTROM              Vice President           Elected in 2001        Partner and Fixed
(1962)                                                                       Income Investment
                                                                             Manager, joined Lord
                                                                             Abbett in 2000.

VINCENT J. MCBRIDE           Vice President           Elected in 2005        Senior Investment
(1964)                                                                       Manager, International
                                                                             Core Equity, joined
                                                                             Lord Abbett in 2003;
                                                                             formerly Managing
                                                                             Director and Portfolio
                                                                             Manager at Warburg
                                                                             Pincus Asset Management
                                                                             and Credit Suisse Asset
                                                                             Management.

ROBERT G. MORRIS             Vice President           Elected in 1995        Partner and Chief
(1944)                                                                       Investment Officer,
                                                                             joined Lord Abbett in
                                                                             1991.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                      CURRENT POSITION         LENGTH OF SERVICE      PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND           OF CURRENT POSITION    DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III      Vice President           Elected in 1998        Partner and Manager of
(1959)                                                                       Equity Trading, joined
                                                                             Lord Abbett in 1983.

HAROLD E. SHARON             Vice President           Elected in 2005        Investment Manager and
(1960)                                                                       Director, International
                                                                             Core Equity, joined
                                                                             Lord Abbett in 2003;
                                                                             formerly Financial
                                                                             Industry Consultant for
                                                                             Venture Capitalist
                                                                             (2001 - 2003); prior
                                                                             thereto Managing
                                                                             Director of Warburg
                                                                             Pincus Asset Management
                                                                             and Credit Suisse Asset
                                                                             Management.

CHRISTINA T. SIMMONS         Vice President and       Elected in 2001        Assistant General
(1957)                       Assistant Secretary                             Counsel, joined Lord
                                                                             Abbett in 1999.

PAUL J. VOLOVICH             Vice President           Elected in 2005        Investment Manager -
(1973)                                                                       Large Cap Core Fund,
                                                                             joined Lord Abbett in
                                                                             1997.

BERNARD J. GRZELAK           Treasurer                Elected in 2003        Director of Fund
(1971)                                                                       Administration, joined
                                                                             Lord Abbett in 2003;
                                                                             formerly Vice
                                                                             President, Lazard Asset
                                                                             Management LLC (2000 -
                                                                             2003); prior thereto
                                                                             Manager of Deloitte &
                                                                             Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 7 and 8, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2005, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board also considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's performance was in the third quintile of its performance universe for the nine-month and one-year periods and in the second quintile for the three-year period. The Board also observed that the performance was below that of the Lipper Equity Income Index for the nine-month and one-year periods and above that of the Index for the three-year period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual management and administrative services fees were approximately two basis points above the median of the peer group and the actual management and administrative services fees were approximately eleven basis points above the median of the peer group. The Chairman observed that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees to forty basis points, resulting in a total expense ratio of 1.15%. The Board observed that this total expense ratio was approximately the same as the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and with respect to the Fund was not excessive.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule adequately addressed any economies of scale in managing the Fund.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces the Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, only 49.13% of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2005, $277,682 represents long-term capital gains.

[LORD ABBETT(R) LOGO]

   This report when not used for the general
 information of shareholders of the fund is to
be distributed only if preceded or accompanied        LORD ABBETT SERIES FUND, INC.
         by a current fund prospectus.                  AMERICA'S VALUE PORTFOLIO

Lord Abbett mutual fund shares are distributed by                                    LAMCVF-2-1205
           Lord Abbett Distributor LLC                                                      (2/06)

[LORD ABBETT LOGO]

2005
ANNUAL
   REPORT

LORD ABBETT
  SERIES FUND-
  BOND-DEBENTURE PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND - BOND-DEBENTURE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - Bond-Debenture Portfolio's strategies and performance for the year ended December 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

   Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: With the economy expanding at a solid rate and consumer and producer prices both rising, the Federal Reserve Board (the Fed) lifted the federal funds rate eight times during 2005, ending the year at 4.25 percent amid concerns about inflationary pressures. (The fed funds rate is the interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight.) But while short-term rates increased, 10-year maturities slipped lower in late December, creating an inverted yield curve.

   The second half of 2005 was a study in volatility and resilience. In late August, Hurricane Katrina devastated the Gulf Coast region, making it the costliest storm in U.S. history. Oil and gas production was disrupted. But as autumn wore on, industrial production rebounded. The pace of housing and construction activity remained brisk. And there was an improvement in employment growth after the depressing effects of the hurricanes. In the high-yield market, the ongoing troubles of Ford and General Motors weighed on valuations, as automaker junk bonds downgraded in the spring added to the supply of such debt instruments.

   At its last meeting of the year, the Federal Open Market Committee indicated additional rate hikes may be needed to keep inflation and inflation expectations in check, but will largely depend on the economic data.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2005?

A: The fund returned 1.3 percent, reflecting performance at the net asset value
(NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the Lehman Brothers Aggregate Bond Index,(1) which returned 2.4 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, AS OF DECEMBER 31, 2005, ARE: 1 YEAR: 1.31 PERCENT AND SINCE INCEPTION (DECEMBER 3,

--------------------------------------------------------------------------------

2001): 8.53 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

   PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The fund employs a flexible investment strategy, which allows its investment managers to adjust allocations among asset classes as market conditions change. The primary asset classes in which the fund participates are high-yield bonds and convertible securities. In addition, the fund must hold 20 percent of its portfolio in investment-grade corporate bonds, government bonds, and/or agencies.

   Detracting from performance were high-yield securities in the diversified media, telecommunications equipment, auto parts and equipment sectors. In other investments, the fund's positions in equity securities also underperformed relative to the benchmark.

   Contributing to performance were high-yield credits of wireless telecom, energy, and gaming companies. The fund's holdings in high-grade debt securities such as mortgage-backed securities also outperformed relative to the benchmark.

   THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------

   A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuation.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Credit Suisse First Boston High Yield Index and the Lehman Brothers Aggregate Bond Index assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                THE FUND (CLASS VC SHARES)     CREDIT SUISSE FIRST          LEHMAN BROTHERS
                    AT NET ASSET VALUE      BOSTON HIGH YIELD INDEX(1)  AGGREGATE BOND INDEX(1)
Dec 3, 2001                      $  10,000                   $  10,000                $  10,000
Dec 31, 2001                     $  10,030                   $  10,006                $   9,936
Mar 31, 2002                     $  10,290                   $  10,258                $   9,945
Jun 30, 2002                     $  10,440                   $  10,022                $  10,312
Sep 30, 2002                     $  10,340                   $   9,740                $  10,784
Dec 31, 2002                     $  10,825                   $  10,316                $  10,954
Mar 31, 2003                     $  11,183                   $  11,029                $  11,106
Jun 30, 2003                     $  11,950                   $  12,103                $  11,383
Sep 30, 2003                     $  12,155                   $  12,472                $  11,366
Dec 31, 2003                     $  12,773                   $  13,199                $  11,403
Mar 31, 2004                     $  12,988                   $  13,550                $  11,706
Jun 30, 2004                     $  12,784                   $  13,525                $  11,420
Sep 30, 2004                     $  13,224                   $  14,132                $  11,786
Dec 31, 2004                     $  13,780                   $  14,776                $  11,898
Mar 31, 2005                     $  13,472                   $  14,610                $  11,841
Jun 30, 2005                     $  13,711                   $  14,888                $  12,197
Sep 30, 2005                     $  13,928                   $  15,024                $  12,115
Dec 31, 2005                     $  13,960                   $  15,110                $  12,187

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2005

                                  1 YEAR       LIFE OF CLASS
               CLASS VC(2)          1.31%               8.53%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index began on November 30, 2001.
(2) The Class VC shares were first offered on December 3, 2001. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

   As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

   The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

   The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/05 - 12/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING       ENDING     EXPENSES PAID
                                             ACCOUNT       ACCOUNT      DURING THE
                                              VALUE         VALUE        PERIOD+
                                              -----         -----        -------
                                                                         7/1/05 -
CLASS VC                                     7/1/05        12/31/05      12/31/05
                                             ------        --------      --------
Actual                                     $  1,000.00   $  1,018.10   $        4.68
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,020.57   $        4.68

+ Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2005

SECTOR*                      %**
Agency                       9.20%
Banking                      0.51%
Basic Industry               7.30%
Brokerage                    0.20%
Capital Goods                6.61%
Consumer Cyclical            6.07%
Consumer Non-Cyclical        7.35%
Energy                      10.03%
Finance & Investment         0.51%
Government Guaranteed        4.17%
Insurance                    0.80%
Media                        6.41%
Services Cyclical           12.88%
Services Non-Cyclical        7.46%
Short-Term Investment        4.07%
Technology & Electronics     3.25%
Telecommunications           6.46%
Utility                      6.72%
Total                      100.00%

 *  A sector may comprise several industries.
**  Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

                                                                                             SHARES
INVESTMENTS                                                                                   (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 94.48%

COMMON STOCKS 0.21%

TELECOMMUNICATIONS EQUIPMENT 0.21%
Avaya Inc.* (cost $638,226)                                                                   41      $     439,465
                                                                                                      =============

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)
                                                      ---------------------------------------------
CONVERTIBLE NOTES & BONDS 15.53%

AEROSPACE/DEFENSE 1.33%
Alliant Techsystems, Inc.                                    2.75%           2/15/2024   $      425         460,594
EDO Corp.                                                    4.00%          11/15/2025          850         865,937
L-3 Communication Holdings, Inc.+                            3.00%            8/1/2035          750         745,313
Lockheed Martin Corp.                                        4.09%#          8/15/2033          700         749,966
                                                                                                      -------------
TOTAL                                                                                                     2,821,810
                                                                                                      -------------
BROKERAGE 0.20%
Morgan Stanley+                                              1.00%           3/30/2012          405         423,468
                                                                                                      -------------
BUILDING & CONSTRUCTION 0.47%
Fluor Corp.                                                  1.50%           2/15/2024          700       1,001,875
                                                                                                      -------------
DIVERSIFIED CAPITAL GOODS 0.30%
Tyco Int'l. Group S.A.(a)                                    2.75%           1/15/2018          500         635,625
                                                                                                      -------------
ELECTRONICS 0.42%
Cypress Semiconductor Corp.                                  1.25%           6/15/2008          275         312,813
Flir Systems, Inc.                                           3.00%            6/1/2023          500         589,375
                                                                                                      -------------
TOTAL                                                                                                       902,188
                                                                                                      -------------
ENERGY - EXPLORATION & PRODUCTION 0.27%
Quicksilver Resources, Inc.                                 1.875%           11/1/2024          375         572,344
                                                                                                      -------------
GAMING 0.38%
International Game Technology                         Zero Coupon            1/29/2033        1,200         805,500
                                                                                                      -------------
HEALTH SERVICES 1.96%
Advanced Medical Optics, Inc.                                2.50%           7/15/2024          500         510,625
Fisher Scientific Int'l., Inc.                               2.50%           10/1/2023          450         628,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
Invitrogen Corp.                                             3.25%           6/15/2025   $    1,000   $     962,500
Manor Care, Inc.+                                           2.125%#           8/1/2035          500         517,500
Medtronic, Inc.                                              1.25%           9/15/2021          725         737,687
SFBC Int'l., Inc.                                            2.25%           8/15/2024        1,100         793,375
                                                                                                      -------------
TOTAL                                                                                                     4,150,562
                                                                                                      -------------
HOTELS 1.16%
Hilton Hotels Corp.                                         3.375%           4/15/2023        1,000       1,181,250
Starwood Hotels & Resorts Worldwide, Inc.                   3.50%           5/16/2023        1,000       1,286,250
                                                                                                      -------------
TOTAL                                                                                                     2,467,500
                                                                                                      -------------
INTEGRATED ENERGY 0.22%
Devon Energy Corp.                                           4.90%           8/15/2008          400         462,500
                                                                                                      -------------
INVESTMENTS & MISC. FINANCIAL SERVICES 0.50%
American Express Co.                                         1.85%           12/1/2033        1,000       1,066,250
                                                                                                      -------------
MACHINERY 0.44%
AGCO Corp.                                                   1.75%          12/31/2033        1,000         941,250
                                                                                                      -------------
MEDIA - BROADCAST 0.43%
Sinclair Broadcast Group, Inc.                              4.875%#          7/15/2018          200         174,250
Sinclair Broadcast Group, Inc.                               6.00%           9/15/2012          835         731,669
                                                                                                      -------------
TOTAL                                                                                                       905,919
                                                                                                      -------------
MEDIA - DIVERSIFIED 0.77%
Liberty Media Corp. Class B                                  3.25%           3/15/2031        1,200         910,500
Walt Disney Co. (The)                                       2.125%           4/15/2023          725         728,625
                                                                                                      -------------
TOTAL                                                                                                     1,639,125
                                                                                                      -------------
METALS/MINING EXCLUDING STEEL 0.44%
Placer Dome, Inc.(a)                                         2.75%          10/15/2023          750         927,187
                                                                                                      -------------
OIL FIELD EQUIPMENT & SERVICES 1.20%
Hanover Compressor Co.                                       4.75%           1/15/2014        1,200       1,374,000
Schlumberger Ltd.(a)                                         1.50%            6/1/2023          850       1,173,000
                                                                                                      -------------
TOTAL                                                                                                     2,547,000
                                                                                                      -------------
PHARMACEUTICALS 1.50%
ALZA Corp.                                            Zero Coupon            7/28/2020        1,000         830,000
MGI PHARMA, Inc.                                            1.682%            3/2/2024        1,500         933,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
Teva Pharmaceutical Finance B.V.(a)                         0.375%          11/15/2022   $      150   $     300,750
Watson Pharmaceuticals, Inc.                                 1.75%           3/15/2023        1,175       1,125,063
                                                                                                      -------------
TOTAL                                                                                                     3,189,563
                                                                                                      -------------
RAILROADS 0.68%
CSX Corp.                                             Zero Coupon           10/30/2021        1,500       1,440,000
                                                                                                      -------------
SOFTWARE/SERVICES 1.20%
DST Systems, Inc.                                           4.125%           8/15/2023          700         931,000
EMC Corp.                                                    4.50%            4/1/2007          875         914,375
Mentor Graphics Corp.                                       6.875%           6/15/2007          700         699,125
                                                                                                      -------------
TOTAL                                                                                                     2,544,500
                                                                                                      -------------
SUPPORT - SERVICES 0.71%
Armor Holdings, Inc.                                         2.00%           11/1/2024          500         496,875
Charles River Assoc., Inc.                                  2.875%           6/15/2034          735       1,016,138
                                                                                                      -------------
TOTAL                                                                                                     1,513,013
                                                                                                      -------------
TELECOM - INTEGRATED/SERVICES 0.27%
Qwest Communications Int'l., Inc.                            3.50%          11/15/2025          500         581,875
                                                                                                      -------------
TELECOM - WIRELESS 0.17%
Nextel Communications, Inc.                                  5.25%           1/15/2010          350         351,312
                                                                                                      -------------
TELECOMMUNICATIONS EQUIPMENT 0.41%
LSI Logic Corp.                                              4.00%           5/15/2010          900         867,375
                                                                                                      -------------
THEATERS & ENTERTAINMENT 0.10%
Lions Gate Entertainment Corp.(a)                           3.625%           3/15/2025          255         220,256
                                                                                                      -------------
TOTAL CONVERTIBLE NOTES & BONDS (cost $32,668,738)                                                       32,977,997
                                                                                                      =============

                                                                                             SHARES
                                                                                              (000)
                                                                                             ------
CONVERTIBLE PREFERRED STOCKS 4.16%

AGENCY 0.09%
Federal National Mortgage Assoc.                            5.375%                               --(b)      184,282
                                                                                                      -------------
AUTOMOTIVE 0.14%
Ford Motor Co. Capital Trust II                              6.50%                               11         303,600
                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                         INTEREST                            SHARES
                                                             RATE                             (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
BANKING 0.50%
Marshall & Ilsley Corp.                                      6.50%                               40   $   1,059,200
                                                                                                      -------------
BEVERAGE 0.37%
Constellation Brands, Inc.                                   5.75%                               20         780,600
                                                                                                      -------------
ELECTRIC - GENERATION 0.67%
PNM Resources, Inc.                                          6.75%                               30       1,412,700
                                                                                                      -------------
ELECTRIC - INTEGRATED 0.41%
CMS Energy Corp.                                             4.50%                               11         873,125
                                                                                                      -------------
ENERGY - EXPLORATION & PRODUCTION 0.27%
Chesapeake Energy Corp.                                      4.50%                                6         579,060
                                                                                                      -------------
GAS DISTRIBUTION 0.26%
El Paso Corp.+                                               4.99%                               --(b)      548,562
                                                                                                      -------------
INSURANCE - LIFE 0.47%
MetLife, Inc.                                               6.375%                               36         991,800
                                                                                                      -------------
INTEGRATED ENERGY 0.41%
Williams Cos., Inc. (The)                                    5.50%                                8         877,500
                                                                                                      -------------
PHARMACEUTICALS 0.25%
Schering-Plough Corp.                                        6.00%                               10         537,900
                                                                                                      -------------
PROPERTY & CASUALTY INSURANCE 0.32%
Chubb Corp. (The)                                            7.00%                               15         527,700
XL Capital Ltd. Class A(a)                                   6.50%                                7         156,380
                                                                                                      -------------
TOTAL                                                                                                       684,080
                                                                                                      -------------
TOTAL CONVERTIBLE PREFERRED STOCKS (cost $8,394,183)                                                      8,832,409
                                                                                                      =============

                                                                                          PRINCIPAL
                                                                          MATURITY           AMOUNT
                                                                              DATE            (000)
                                                                         --------------------------
GOVERNMENT SPONSORED ENTERPRISES
NOTES & BONDS 2.19%
Federal Home Loan Mortgage Corp.                             5.50%       7/15/2006       $    1,575       1,582,730
Federal Home Loan Mortgage Corp.                             5.75%       4/15/2008            3,000       3,066,228
                                                                                                      -------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES NOTES & BONDS (cost $4,654,908)                                    4,648,958
                                                                                                      =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 6.79%

Federal National Mortgage Assoc.                             5.50%            2/1/2033   $    1,559   $   1,548,858
Federal National Mortgage Assoc.                             5.50%            7/1/2033          929         922,106
Federal National Mortgage Assoc.                             6.00%            2/1/2032        3,132       3,169,787
Federal National Mortgage Assoc.                             6.00%            5/1/2032          166         167,432
Federal National Mortgage Assoc.                             6.00%            5/1/2033        1,082       1,094,545
Federal National Mortgage Assoc.                             6.00%           11/1/2033        1,272       1,286,089
Federal National Mortgage Assoc.                             6.00%            2/1/2035        1,331       1,344,243
Federal National Mortgage Assoc.                             6.00%            4/1/2035        1,947       1,966,436
Federal National Mortgage Assoc.                             6.50%            5/1/2035        2,835       2,909,018
                                                                                                      -------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (cost $14,563,363)                                  14,408,514
                                                                                                      =============
HIGH YIELD CORPORATE NOTES & BONDS 61.49%

AEROSPACE/DEFENSE 1.09%
Armor Holdings, Inc.                                         8.25%           8/15/2013          315         340,200
DRS Technologies, Inc.                                      6.875%           11/1/2013          450         432,563
Esterline Technologies Corp.                                 7.75%           6/15/2013          510         535,500
L-3 Communications Corp.                                    6.125%           1/15/2014          750         746,250
L-3 Communications Corp.+                                   6.375%          10/15/2015          250         250,625
                                                                                                      -------------
TOTAL                                                                                                     2,305,138
                                                                                                      -------------
APPAREL/TEXTILES 0.73%
INVISTA+                                                     9.25%            5/1/2012          725         777,563
Quiksilver, Inc.                                            6.875%           4/15/2015          800         774,000
                                                                                                      -------------
TOTAL                                                                                                     1,551,563
                                                                                                      -------------
AUTO LOANS 1.95%
Ford Motor Credit Corp.                                      7.25%          10/25/2011          350         302,692
Ford Motor Credit Corp.                                     7.375%          10/28/2009        1,250       1,109,491
General Motors Acceptance Corp.                              6.75%           12/1/2014          225         202,741
General Motors Acceptance Corp.                              7.25%            3/2/2011        2,750       2,530,264
                                                                                                      -------------
TOTAL                                                                                                     4,145,188
                                                                                                      -------------
AUTO PARTS & EQUIPMENT 0.98%
Accuride Corp.                                               8.50%            2/1/2015          215         212,850
Cooper-Standard Automotive Inc.                             8.375%          12/15/2014          600         459,000
Cummins, Inc.                                                9.50%           12/1/2010          500         542,500
Stanadyne Corp.                                             10.00%           8/15/2014          275         265,375
Tenneco Inc.                                                8.625%          11/15/2014          625         593,750
                                                                                                      -------------
TOTAL                                                                                                     2,073,475
                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE 0.27%
Navistar Int'l. Corp.                                        7.50%           6/15/2011   $      600   $     574,500
                                                                                                      -------------
BEVERAGE 0.11%
Le-Nature's, Inc.+                                          10.00%           6/15/2013          215         226,825
                                                                                                      -------------
BUILDING & CONSTRUCTION 0.71%
Beazer Homes USA, Inc.                                       6.50%          11/15/2013          700         669,375
Standard Pacific Corp.                                       7.00%           8/15/2015          900         834,750
                                                                                                      -------------
TOTAL                                                                                                     1,504,125
                                                                                                      -------------
BUILDING MATERIALS 0.17%
Builders FirstSource, Inc.                                   8.59%#          2/15/2012          350         357,875
                                                                                                      -------------
CHEMICALS 2.85%
Airgas, Inc.                                                 6.25%           7/15/2014          525         518,438
Equistar Chemicals, L.P.                                     7.55%           2/15/2026        1,400       1,335,250
Hercules, Inc.                                               6.75%          10/15/2029          850         822,375
IMC Global, Inc.                                             7.30%           1/15/2028           75          75,000
IMC Global, Inc.                                            11.25%            6/1/2011          300         324,000
Nalco Co.                                                   8.875%          11/15/2013          700         736,750
NOVA Chemicals Corp.(a)                                      6.50%           1/15/2012          500         486,875
PQ Corp.+                                                    7.50%           2/15/2013          200         187,000
Rhodia S.A.(a)                                              8.875%            6/1/2011          450         463,500
Rockwood Specialties Group, Inc.                             7.50%          11/15/2014          850         851,062
Terra Capital Inc.                                          11.50%            6/1/2010          218         244,160
                                                                                                      -------------
TOTAL                                                                                                     6,044,410
                                                                                                      -------------
CONSUMER - PRODUCTS 1.51%
Elizabeth Arden, Inc.                                        7.75%           1/15/2014        1,600       1,624,000
Playtex Products, Inc.                                      9.375%            6/1/2011          550         578,875
Rayovac Corp.                                                8.50%           10/1/2013        1,150       1,009,125
                                                                                                      -------------
TOTAL                                                                                                     3,212,000
                                                                                                      -------------
DIVERSIFIED CAPITAL GOODS 0.52%
J.B. Poindexter & Co., Inc.                                  8.75%           3/15/2014          500         425,000
Park-Ohio Industries, Inc.                                  8.375%          11/15/2014          350         308,000
Sensus Metering Systems, Inc.                               8.625%          12/15/2013          405         360,450
                                                                                                      -------------
TOTAL                                                                                                     1,093,450
                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
ELECTRIC - GENERATION 2.66%
Dynegy Holdings Inc.                                        6.875%            4/1/2011   $    1,065   $   1,054,350
Dynegy Holdings Inc.+                                       9.875%           7/15/2010          700         770,875
Mirant North America LLC+                                   7.375%          12/31/2013          350         355,688
NRG Energy, Inc.                                             8.00%          12/15/2013          878         983,360
Reliant Resources, Inc.                                      6.75%          12/15/2014          775         680,062
Reliant Resources, Inc.                                      9.50%           7/15/2013          700         705,250
Texas Genco Holdings Inc.+                                  6.875%          12/15/2014        1,000       1,087,500
                                                                                                      -------------
TOTAL                                                                                                     5,637,085
                                                                                                      -------------
ELECTRIC - INTEGRATED 2.16%
Duke Energy Corp.                                           5.375%            1/1/2009          900         906,973
Midwest Generation, LLC                                      8.75%            5/1/2034          675         746,719
Nevada Power Co.                                            5.875%           1/15/2015        1,000         997,322
PG&E Corp.                                                   4.80%            3/1/2014          300         292,845
PSEG Energy Holdings, Inc.                                   8.50%           6/15/2011          671         721,325
Virginia Electric & Power Co.                                4.50%          12/15/2010          950         927,281
                                                                                                      -------------
TOTAL                                                                                                     4,592,465
                                                                                                      -------------
ELECTRONICS 0.08%
Communications & Power Industries, Inc.                      8.00%            2/1/2012          175         175,438
                                                                                                      -------------
ENERGY - EXPLORATION & PRODUCTION 2.61%
Chesapeake Energy Corp.                                      6.25%           1/15/2018        1,250       1,231,250
Clayton William Energy, Inc.                                 7.75%            8/1/2013          150         144,750
EXCO Resources, Inc.                                         7.25%           1/15/2011          200         204,000
Harvest Operations Corp.(a)                                 7.875%          10/15/2011           50          50,000
Houston Exploration Co.                                      7.00%           6/15/2013          700         675,500
KCS Energy Services, Inc.                                   7.125%            4/1/2012          610         611,525
Kerr-McGee Corp.                                             6.95%            7/1/2024        1,200       1,278,818
Pogo Producing Co.                                          6.625%           3/15/2015        1,000         980,000
Range Resources Corp.                                       7.375%           7/15/2013          360         374,400
                                                                                                      -------------
TOTAL                                                                                                     5,550,243
                                                                                                      -------------
ENVIRONMENTAL 1.02%
Allied Waste North America, Inc.                            6.125%           2/15/2014        1,200       1,137,000
Allied Waste North America, Inc.                            7.875%           4/15/2013        1,000       1,037,500
                                                                                                      -------------
TOTAL                                                                                                     2,174,500
                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS 1.33%
Ingles Markets, Inc.                                        8.875%           12/1/2011   $    1,200   $   1,248,000
Rite Aid Corp.                                              6.875%           8/15/2013          750         630,000
Stater Bros. Holdings, Inc.                                 8.125%           6/15/2012          950         945,250
                                                                                                      -------------
TOTAL                                                                                                     2,823,250
                                                                                                      -------------
FOOD - WHOLESALE 0.74%
Chiquita Brands Int'l., Inc.                                 7.50%           11/1/2014          530         469,050
Dole Food Co., Inc.                                          8.75%           7/15/2013          500         517,500
Land O'Lakes, Inc.                                           9.00%          12/15/2010          400         436,000
Pinnacle Foods Holdings Corp.                                8.25%           12/1/2013          160         153,200
                                                                                                      -------------
TOTAL                                                                                                     1,575,750
                                                                                                      -------------
FORESTRY/PAPER 2.39%
Abitibi-Consolidated, Inc.(a)                                8.55%            8/1/2010          153         155,678
Ainsworth Lumber Co. Ltd.(a)                                 7.25%           10/1/2012          955         864,275
Boise Cascade, LLC                                          7.125%          10/15/2014          280         262,500
Bowater, Inc.                                                6.50%           6/15/2013          500         450,000
Bowater, Inc.                                                9.50%          10/15/2012        1,000       1,035,000
Buckeye Technologies, Inc.                                   8.00%          10/15/2010          650         620,750
Jefferson Smurfit Corp.                                      7.50%            6/1/2013           70          64,750
Jefferson Smurfit Corp.                                      8.25%           10/1/2012          250         241,250
JSG Funding plc(a)                                          9.625%           10/1/2012          225         226,125
Longview Fibre Co.                                          10.00%           1/15/2009          175         184,625
Norske Skog Canada Ltd.(a)                                  7.375%            3/1/2014          850         748,000
Tembec Industries, Inc.(a)                                   7.75%           3/15/2012          400         216,000
                                                                                                      -------------
TOTAL                                                                                                     5,068,953
                                                                                                      -------------
GAMING 4.24%
Boyd Gaming Corp.                                            8.75%           4/15/2012          275         296,313
Hard Rock Hotel, Inc.                                       8.875%            6/1/2013          625         676,562
Isle of Capri Casinos, Inc.                                  7.00%            3/1/2014        1,500       1,470,000
Isle of Capri Casinos, Inc.                                  9.00%           3/15/2012          450         478,125
Las Vegas Sands Corp.                                       6.375%           2/15/2015        1,200       1,161,000
MGM Mirage, Inc.                                             6.75%            9/1/2012        1,750       1,782,812
Premier Entertainment Biloxi LLC                            10.75%            2/1/2012          700         679,000
River Rock Entertainment Authority                           9.75%           11/1/2011          775         838,938
Scientific Games Corp.                                       6.25%          12/15/2012          325         321,344
Seneca Gaming Corp.                                          7.25%            5/1/2012          225         227,531

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
Turning Stone Casino Resort+                                9.125%          12/15/2010   $      465   $     481,275
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.                                               6.625%           12/1/2014          600         586,500
                                                                                                      -------------
TOTAL                                                                                                     8,999,400
                                                                                                      -------------
GAS DISTRIBUTION 3.36%
El Paso Corp.                                                7.00%           5/15/2011        2,750       2,743,125
El Paso Corp.                                                7.75%           1/15/2032          500         503,750
Ferrellgas Partners, L.P.                                    6.75%            5/1/2014        1,100       1,045,000
MarkWest Energy Partners, L.P.+                             6.875%           11/1/2014          875         809,375
Northwest Pipeline Corp.                                    8.125%            3/1/2010          150         159,750
Sonat, Inc.                                                 7.625%           7/15/2011          275         281,187
Suburban Propane Partners, L.P.                             6.875%          12/15/2013          325         305,500
Williams Cos., Inc. (The)                                   7.875%            9/1/2021        1,175       1,277,813
                                                                                                      -------------
TOTAL                                                                                                     7,125,500
                                                                                                      -------------
HEALTH SERVICES 4.37%
Alliance Imaging, Inc.                                       7.25%          12/15/2012          450         376,875
AmeriPath, Inc.                                             10.50%            4/1/2013        1,000       1,065,000
Bio-Rad Laboratories, Inc.                                  6.125%          12/15/2014          500         496,250
CDRV Investors, Inc.**                                0.00%/9.625%     1/1/2010 & 2015          325         200,688
DaVita, Inc.                                                 7.25%           3/15/2015        1,200       1,221,000
Hanger Orthopedic Group, Inc.                              10.375%           2/15/2009          850         854,250
HCA Inc.                                                    6.375%           1/15/2015        1,000       1,015,834
Omnicare, Inc.                                              6.875%          12/15/2015          225         229,500
PacifiCare Health Systems, Inc.                             10.75%            6/1/2009          172         184,470
Psychiatric Solutions, Inc.                                  7.75%           7/15/2015          900         933,750
Tenet Healthcare Corp.                                      7.375%            2/1/2013          800         742,000
Tenet Healthcare Corp.+                                      9.25%            2/1/2015          525         523,687
Tenet Healthcare Corp.                                      9.875%            7/1/2014          400         407,000
UnitedHealth Group, Inc.                                    4.875%            4/1/2013          500         497,627
Vanguard Health Holdings Co. II LLC                          9.00%           10/1/2014          500         533,750
                                                                                                      -------------
TOTAL                                                                                                     9,281,681
                                                                                                      -------------
HOTELS 0.53%
Gaylord Entertainment Co.                                    6.75%          11/15/2014          350         344,750
Host Marriott L.P.                                          6.375%           3/15/2015          400         401,000
Host Marriott L.P.                                           9.25%           10/1/2007          350         371,000
                                                                                                      -------------
TOTAL                                                                                                     1,116,750
                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
HOUSEHOLD & LEISURE PRODUCTS 0.29%
ACCO Brands Corp.                                           7.625%           8/15/2015   $      650   $     615,875
                                                                                                      -------------
LEISURE 0.50%
Gaylord Entertainment Co.                                    8.00%          11/15/2013        1,010       1,063,025
                                                                                                      -------------
MACHINERY 0.57%
Gardner Denver, Inc.                                         8.00%            5/1/2013          675         712,125
JLG Industries, Inc.                                         8.25%            5/1/2008           30          31,575
Manitowoc Co., Inc. (The)                                   7.125%           11/1/2013          450         464,625
                                                                                                      -------------
TOTAL                                                                                                     1,208,325
                                                                                                      -------------
MEDIA - BROADCAST 0.80%
Allbritton Communications Co.                                7.75%          12/15/2012        1,000       1,010,000
Sinclair Broadcast Group, Inc.                               8.00%           3/15/2012          400         414,000
Sinclair Broadcast Group, Inc.                               8.75%          12/15/2011          250         264,375
                                                                                                      -------------
TOTAL                                                                                                     1,688,375
                                                                                                      -------------
MEDIA - CABLE 2.65%
Charter Communications Holdings, LLC I+                     11.00%           10/1/2015        1,250       1,056,250
Charter Communication Holdings, LLC II                      10.25%           9/15/2010          500         500,000
DirecTV Holdings LLC                                        6.375%           6/15/2015        1,000         982,500
DirecTV Holdings LLC                                        8.375%           3/15/2013          277         299,160
Echostar DBS Corp.                                          6.375%           10/1/2011        1,000         967,500
Echostar DBS Corp.                                          9.125%           1/15/2009          182         190,872
Insight Communications Co., Inc.**                    0.00%/12.25%    2/15/2006 & 2011          275         288,750
Mediacom Broadband LLC+                                      8.50%          10/15/2015          625         582,031
Mediacom Communications Corp.                                9.50%           1/15/2013          775         760,469
                                                                                                      -------------
TOTAL                                                                                                     5,627,532
                                                                                                      -------------
MEDIA - SERVICES 0.68%
Interpublic Group of Cos. Inc. (The)                         6.25%          11/15/2014          285         246,525
Warner Music Group Corp.                                    7.375%           4/15/2014        1,200       1,197,000
                                                                                                      -------------
TOTAL                                                                                                     1,443,525
                                                                                                      -------------
METALS/MINING EXCLUDING STEEL 1.22%
Foundation PA Coal Co.                                       7.25%            8/1/2014          750         779,063
Massey Energy Co.+                                          6.875%          12/15/2013          275         278,781
Novelis Inc.+(a)                                             7.50%           2/15/2015          600         562,500
Peabody Energy Corp.                                        5.875%           4/15/2016        1,000         978,750
                                                                                                      -------------
TOTAL                                                                                                     2,599,094
                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
NON-ELECTRIC UTILITIES 0.72%
SEMCO Energy, Inc.                                          7.125%           5/15/2008   $    1,500   $   1,531,897
                                                                                                      -------------
NON-FOOD & DRUG RETAILERS 0.75%
Couche-Tard U.S. L.P.                                        7.50%          12/15/2013          415         429,525
GSC Holdings Corp.+                                          8.00%           10/1/2012          500         472,500
Neiman Marcus Group, Inc. (The) PIK+                         9.00%          10/15/2015          675         693,562
                                                                                                      -------------
TOTAL                                                                                                     1,595,587
                                                                                                      -------------
OIL FIELD EQUIPMENT & SERVICES 1.27%
Dresser-Rand Group Inc.+                                    7.625%           11/1/2014          654         676,890
Grant Prideco, Inc.+                                        6.125%           8/15/2015          550         551,375
Hanover Compressor Co.                                      8.625%          12/15/2010          375         398,437
Hanover Compressor Co.                                       9.00%            6/1/2014          175         191,625
J. Ray McDermott, S.A.+                                     11.50%          12/15/2013          290         343,650
Pride Int'l., Inc.                                          7.375%           7/15/2014          500         538,750
                                                                                                      -------------
TOTAL                                                                                                     2,700,727
                                                                                                      -------------
PACKAGING 2.10%
Crown Cork & Seal, Inc.                                     7.375%          12/15/2026        1,520       1,398,400
Graham Packaging Co., Inc.                                   8.50%          10/15/2012        1,000         990,000
Owens-Brockway Glass Container Inc.                          7.75%           5/15/2011          525         550,594
Owens-Brockway Glass Container Inc.                         8.875%           2/15/2009          560         587,300
Owens-Illinois, Inc.                                         7.50%           5/15/2010          600         612,000
Stone Container Finance Co. of Canada II(a)                 7.375%           7/15/2014          350         320,250
                                                                                                      -------------
TOTAL                                                                                                     4,458,544
                                                                                                      -------------
PHARMACEUTICALS 1.42%
Alpharma Inc.                                               8.625%            5/1/2011          840         916,650
Mylan Laboratories Inc.+                                    6.375%           8/15/2015          800         805,000
Warner Chilcott Corp.+                                       8.75%            2/1/2015        1,400       1,295,000
                                                                                                      -------------
TOTAL                                                                                                     3,016,650
                                                                                                      -------------
PRINTING & PUBLISHING 0.99%
Clarke American Corp.+                                      11.75%          12/15/2013          250         251,250
Dex Media, Inc.**                                      0.00%/9.00%   11/15/2008 & 2013          500         400,000
Dex Media West                                              9.875%           8/15/2013          536         597,640
Houghton Mifflin Co.                                         8.25%            2/1/2011          825         855,937
                                                                                                      -------------
TOTAL                                                                                                     2,104,827
                                                                                                      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
RAILROADS 0.04%
Union Pacific Corp.                                         3.625%            6/1/2010   $      100   $      94,421
                                                                                                      -------------
RESTAURANTS 0.87%
Denny's Corp./Denny's Holdings Inc.                         10.00%           10/1/2012        1,000       1,020,000
Landry's Restaurants, Inc.                                   7.50%          12/15/2014          625         587,500
O'Charley's, Inc.                                            9.00%           11/1/2013          225         229,500
                                                                                                      -------------
TOTAL                                                                                                     1,837,000
                                                                                                      -------------
SOFTWARE/SERVICES 0.87%
Electronic Data Systems Corp.                                6.50%            8/1/2013          500         514,621
SunGard Data Systems, Inc.+                                 9.125%           8/15/2013        1,000       1,040,000
SunGard Data Systems, Inc.+                                 10.25%           8/15/2015          300         301,500
                                                                                                      -------------
TOTAL                                                                                                     1,856,121
                                                                                                      -------------
STEEL PRODUCERS/PRODUCTS 0.29%
Allegheny Ludlum Corp.                                       6.95%          12/15/2025          625         615,625
                                                                                                      -------------
SUPPORT - SERVICES 1.55%
Hertz Corp. (The)+                                          8.875%            1/1/2014          475         486,281
Iron Mountain, Inc.                                          7.75%           1/15/2015        1,350       1,366,875
Iron Mountain, Inc.                                         8.625%            4/1/2013          500         523,750
United Rentals North America, Inc.                           7.75%          11/15/2013          750         735,000
Williams Scotsman, Inc.                                      8.50%           10/1/2015          175         182,000
                                                                                                      -------------
TOTAL                                                                                                     3,293,906
                                                                                                      -------------
TELECOM - FIXED LINE 0.18%
Level 3 Financing, Inc.                                     10.75%          10/15/2011          420         374,850
                                                                                                      -------------
TELECOM - INTEGRATED/SERVICES 2.95%
Cincinnati Bell, Inc.                                       8.375%           1/15/2014        1,450       1,433,688
Intelsat, Ltd.+(a)                                           8.25%           1/15/2013        1,350       1,370,250
Qwest Capital Funding, Inc.                                  7.90%           8/15/2010        2,250       2,340,000
Qwest Corp.                                                 7.875%            9/1/2011          375         405,937
Syniverse Technologies Inc.                                  7.75%           8/15/2013          700         708,750
                                                                                                      -------------
TOTAL                                                                                                     6,258,625
                                                                                                      -------------
TELECOM - WIRELESS 2.79%
Airgate PCS, Inc.                                            7.90%#         10/15/2011          255         264,563
Airgate PCS, Inc.                                           9.375%            9/1/2009          275         288,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                         INTEREST             MATURITY       AMOUNT
                                                             RATE                 DATE        (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
Airgate PCS, Inc.+                                          9.375%            9/1/2009   $      325   $     341,250
Centennial Communications Corp.                            10.125%           6/15/2013          875         955,937
Nextel Communications, Inc.                                 7.375%            8/1/2015        1,200       1,267,370
Nextel Partners, Inc.                                       8.125%            7/1/2011        1,000       1,073,750
Rural Cellular Corp.                                        9.875%            2/1/2010          510         540,600
Triton PCS, Inc.                                            9.375%            2/1/2011          250         183,750
UbiquiTel Operating Co.                                     9.875%            3/1/2011          680         756,500
Wind Acquisition Finance S.A.+(a)                           10.75%           12/1/2015          250         259,375
                                                                                                      -------------
TOTAL                                                                                                     5,931,845
                                                                                                      -------------
THEATERS & ENTERTAINMENT 0.86%
AMC Entertainment, Inc.                                      8.00%            3/1/2014          625         568,750
Carmike Cinemas, Inc. Class A                                7.50%           2/15/2014          420         395,325
LCE Acquisition Corp.                                        9.00%            8/1/2014          850         862,750
                                                                                                      -------------
TOTAL                                                                                                     1,826,825
                                                                                                      -------------
TRANSPORTATION EXCLUDING AIR/RAIL 0.75%
CHC Helicopter Corp. Class A(a)                             7.375%            5/1/2014          600         609,750
Hornbeck Offshore Services, Inc.                            6.125%           12/1/2014          250         245,000
Offshore Logistics, Inc.                                    6.125%           6/15/2013          775         728,500
                                                                                                      -------------
TOTAL                                                                                                     1,583,250
                                                                                                      -------------
TOTAL HIGH YIELD CORPORATE NOTES & BONDS (cost $131,127,260)                                            130,536,015
                                                                                                      =============
U.S. TREASURY OBLIGATIONS 4.11%
U.S. Treasury Note                                           4.25%           8/15/2015          750         740,537
U.S. Treasury Note                                           5.00%           2/15/2011        7,750       7,984,624
                                                                                                      -------------
TOTAL U.S. TREASURY OBLIGATIONS (cost $8,785,623)                                                         8,725,161
                                                                                                      =============
TOTAL LONG-TERM INVESTMENTS (cost $200,832,301)                                                         200,568,519
                                                                                                      =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2005

                                                                                          PRINCIPAL
                                                                                             AMOUNT
                                                                                              (000)           VALUE
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 4.01%

REPURCHASE AGREEMENT 4.01%
Repurchase Agreement dated 12/30/2005,
3.60% due 1/3/2006 with State Street
Bank & Trust Co. collateralized by
$8,880,000 of Federal Home Loan Mortgage
Corp. at 2.875% due 9/18/2007; value:
$8,682,975; proceeds: $8,515,894
(cost $8,512,489)                                                                        $    8,512   $   8,512,489
                                                                                                      =============
TOTAL INVESTMENTS IN SECURITIES 98.49% (cost $209,344,790)                                              209,081,008
                                                                                                      =============
OTHER ASSETS IN EXCESS OF LIABILITIES 1.51%                                                               3,195,841
                                                                                                      -------------
NET ASSETS 100.00%                                                                                    $ 212,276,849
                                                                                                      =============

   * Non-income producing security.
  ** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
   + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers.
   # Variable rate security. The interest rate represents the rate at December
     31, 2005.
 (a) Foreign security traded in U.S. dollars.
 (b) Amount represents less than 1,000 shares.
 PIK Payment-in-kind.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (cost $209,344,790)      $  209,081,008
Receivables:
  Interest and dividends                                         3,160,848
  Capital shares sold                                              355,362
  From advisor                                                      16,832
Prepaid expenses and other assets                                    4,400
--------------------------------------------------------------------------
Total assets                                                   212,618,450
--------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares reacquired                                         67,555
  Management fee                                                    86,437
  Fund administration                                                6,946
  Directors' fees                                                   16,564
Accrued expenses and other liabilities                             164,099
--------------------------------------------------------------------------
TOTAL LIABILITIES                                                  341,601
==========================================================================
NET ASSETS                                                  $  212,276,849
==========================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                             $  214,707,002
Distributions in excess of net investment income                  (888,089)
Accumulated net realized loss on investments                    (1,278,282)
Net unrealized depreciation on investments                        (263,782)
--------------------------------------------------------------------------
NET ASSETS                                                  $  212,276,849
==========================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK            8,467,721
  AUTHORIZED, $.001 PAR VALUE)
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                $        11.49
==========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                   $      388,545
Interest                                                         9,942,582
--------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         10,331,127
--------------------------------------------------------------------------
EXPENSES:
Management fee                                                     874,835
Shareholder servicing                                              601,021
Professional                                                        42,344
Reports to shareholders                                             20,896
Fund administration                                                 69,987
Custody                                                             19,567
Directors' fees                                                      8,514
Registration                                                         6,720
Other                                                                2,029
--------------------------------------------------------------------------
Gross expenses                                                   1,645,913
  Expense reductions (See Note 7)                                   (7,501)
  Expenses assumed by advisor (See Note 3)                         (63,408)
--------------------------------------------------------------------------
NET EXPENSES                                                     1,575,004
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                            8,756,123
==========================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                          1,447,034
Net change in unrealized appreciation (depreciation) on
  investments                                                   (6,403,832)
==========================================================================
NET REALIZED AND UNREALIZED LOSS                                (4,956,798)
==========================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $    3,799,325
==========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                          DECEMBER 31, 2005     DECEMBER 31, 2004
OPERATIONS:
Net investment income                                          $        8,756,123    $        6,133,461
Net realized gain (loss) on investments                                 1,447,034             2,668,895
Net change in unrealized appreciation (depreciation)
  on investments                                                       (6,403,832)              413,268
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    3,799,325             9,215,624
=======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                 (10,131,268)           (6,836,598)
Net realized gain                                                      (2,217,077)           (1,591,277)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   (12,348,345)           (8,427,875)
=======================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                          74,923,258            57,742,544
Net proceeds in connection with acquisition of the
  Phoenix-Lord Abbett Bond-Debenture Series (See Note 11)              23,385,336                     -
Reinvestment of distributions                                          12,348,345             8,427,875
Cost of shares reacquired                                             (28,031,651)          (24,942,489)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                                      82,625,288            41,227,930
=======================================================================================================
NET INCREASE IN NET ASSETS                                             74,076,268            42,015,679
=======================================================================================================
NET ASSETS:
Beginning of year                                                     138,200,581            96,184,902
-------------------------------------------------------------------------------------------------------
END OF YEAR                                                    $      212,276,849    $      138,200,581
=======================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME               $         (888,089)   $         (291,302)
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED 12/31                      12/3/2001(c)
                                              ---------------------------------------------------          TO
                                                 2005          2004          2003          2002        12/31/2001
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD          $   12.05     $   11.90     $   10.58     $   10.03     $    10.00
                                              =========     =========     =========     =========     ==========
Investment operations:
  Net investment income(a)                          .60           .64           .67           .57            .03
  Net realized and unrealized gain (loss)          (.44)          .30          1.23           .23              -(e)
                                              ---------     ---------     ---------     ---------     ----------
    Total from investment operations                .16           .94          1.90           .80            .03
                                              ---------     ---------     ---------     ---------     ----------
Distributions to shareholders from:
  Net investment income                            (.59)         (.64)         (.48)         (.22)             -
  Net realized gain                                (.13)         (.15)         (.10)         (.03)             -
                                              ---------     ---------     ---------     ---------     ----------
    Total distributions                            (.72)         (.79)         (.58)         (.25)             -
                                              ---------     ---------     ---------     ---------     ----------
NET ASSET VALUE, END OF PERIOD                $   11.49     $   12.05     $   11.90     $   10.58     $    10.03
                                              =========     =========     =========     =========     ==========
Total Return(b)                                    1.31%         7.89%        18.01%         7.92%           .30%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions and expenses assumed                 .90%          .90%          .90%          .85%           .07%(d)
  Expenses, excluding expense
    reductions and expenses assumed                 .94%          .98%          .99%         1.62%           .33%(d)
  Net investment income                            5.00%         5.30%         5.78%         5.39%           .34%(d)

                                                                YEAR ENDED 12/31                     12/3/2001(c)
                                              ---------------------------------------------------         TO
SUPPLEMENTAL DATA:                               2005         2004          2003          2002        12/31/2001
----------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)            $ 212,277     $ 138,201     $  96,185     $  23,763     $    1,003
   Portfolio turnover rate                        47.33%        44.01%        44.40%       105.79%         21.07%

(a)  Calculated using average shares outstanding during the period.
(b)  Total assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.
(e)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Bond-Debenture Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investments. The management fee is based on the Fund's average daily net assets at an annual rate of .50%. Effective January 1, 2006 the annual management fee rate for the Fund was changed from a flat fee of .50% to the following annual rates:

..50% of the first $1 billion of average daily net assets;
..45% of average daily net assets over $1 billion.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2005, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fees) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2007.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2005, the Fund incurred expenses of $584,517 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the years ended December 31, 2005 and 2004 are as follows:

                                       12/31/2005     12/31/2004
----------------------------------------------------------------
Distributions paid from:
Ordinary income                       $ 11,333,451   $ 7,206,289
Net long-term capital gains              1,014,894     1,221,586
----------------------------------------------------------------
   Total distributions paid           $ 12,348,345   $ 8,427,875
================================================================

As of December 31, 2005, the components of accumulated losses on a tax-basis are as follows:

Undistributed ordinary income - net      $      23,697
------------------------------------------------------
   Total undistributed earnings          $      23,697
Temporary differences                         (314,401)
Unrealized losses - net                     (2,139,449)
------------------------------------------------------
   Total accumulated losses - net        $  (2,430,153)
======================================================

Capital losses incurred after October 31 ("Post October Losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $297,837 during fiscal 2005.

As of December 31, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                 $ 211,220,457
------------------------------------------------------
Gross unrealized gain                        5,030,507
Gross unrealized loss                       (7,169,956)
------------------------------------------------------
   Net unrealized security loss          $  (2,139,449)
======================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

 DISTRIBUTIONS
  IN EXCESS OF        ACCUMULATED
NET INVESTMENT       NET REALIZED
        INCOME               LOSS
---------------------------------
$      810,097       $   (810,097)

The permanent differences are primarily attributable to the tax treatment of amortization and paydown gains and losses.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

U.S.              NON-U.S.          U.S.       NON-U.S.
GOVERNMENT      GOVERNMENT    GOVERNMENT     GOVERNMENT
PURCHASES*       PURCHASES        SALES*          SALES
-------------------------------------------------------
$ 53,625,730  $ 98,082,196  $ 22,450,490   $ 53,169,742

*Includes U.S. Government sponsored enterprises securities.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' Fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline;

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to greater price fluctuations, as well as additional risks. The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate will affect the price and volatility of a mortgage-related security. Some of these securities may be those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities are guaranteed with respect to the timely payment of interest and principal by the particular Government sponsored enterprise involved, not by the U.S. Government.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                       YEAR ENDED          YEAR ENDED
                                                DECEMBER 31, 2005   DECEMBER 31, 2004
-------------------------------------------------------------------------------------
Shares sold                                             6,240,828           4,751,002
Shares issued in reorganization (See Note 11)           2,017,717                   -
Reinvestment of distributions                           1,077,517             701,155
Shares reacquired                                      (2,338,100)         (2,061,950)
-------------------------------------------------------------------------------------
Increase                                                6,997,962           3,390,207
-------------------------------------------------------------------------------------

11.  REORGANIZATION

After the close of business on April 29, 2005, the Fund acquired the net assets of the Phoenix-Lord Abbett Bond-Debenture Series pursuant to a plan of reorganization approved by Phoenix-Lord Abbett Bond-Debenture Series shareholders on April 12, 2005. The acquisition was accomplished by a tax-free exchange of 2,017,717 shares (valued at $23,385,336) of the Fund for the 2,114,305 shares of Phoenix-Lord Abbett Bond-Debenture Series outstanding on April 29, 2005. Phoenix-Lord Abbett Bond-Debenture Series' net assets at that date, including $285,615 of unrealized depreciation, $31,739 of distribution in excess of net investment income and $181 of net accumulated realized loss, were combined with those of the Fund. The aggregate net assets of the Fund and Phoenix-Lord Abbett Bond-Debenture Series immediately before the acquisition were $144,433,446 and $23,385,336, respectively. The aggregate net assets of the Fund immediately after the acquisition were $167,818,782.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - BOND-DEBENTURE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 13, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE          PRINCIPAL OCCUPATION                  OTHER
YEAR OF BIRTH                WITH COMPANY            DURING PAST FIVE YEARS             DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
ROBERT S. DOW             Director since        Managing Partner and Chief         N/A
Lord, Abbett & Co. LLC    1995; Chairman        Executive Officer of Lord Abbett
90 Hudson Street          since 1996            since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE          PRINCIPAL OCCUPATION                  OTHER
YEAR OF BIRTH                WITH COMPANY            DURING PAST FIVE YEARS             DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW         Director since 1994   Managing General Partner,          Currently serves as
Lord, Abbett & Co. LLC                          Bigelow Media, LLC (since 2000);   director of Adelphia
c/o Legal Dept.                                 Senior Adviser, Time Warner Inc.   Communications, Inc.,
90 Hudson Street                                (1998 - 2000); Acting Chief        Crane Co., and Huttig
Jersey City, NJ 07302                           Executive Officer of Courtroom     Building Products Inc.
(1941)                                          Television Network (1997 - 1998);
                                                President and Chief Executive
                                                Officer of Time Warner Cable
                                                Programming, Inc. (1991 - 1997).

WILLIAM H.T. BUSH         Director since 1998   Co-founder and Chairman            Currently serves as
Lord, Abbett & Co. LLC                          of the Board of the                director of WellPoint,
c/o Legal Dept.                                 financial advisory firm of         Inc. (since 2002), and
90 Hudson Street                                Bush-O'Donnell & Company           Engineered Support
Jersey City, NJ 07302                           (since 1986).                      Systems, Inc. (since
(1938)                                                                             2000).

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE          PRINCIPAL OCCUPATION                  OTHER
YEAR OF BIRTH                WITH COMPANY            DURING PAST FIVE YEARS             DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.    Director since 1998   Managing Director of Monitor       Currently serves as
Lord, Abbett & Co. LLC                          Clipper Partners (since 1997)      director of Avondale,
c/o Legal Dept.                                 and President of Clipper Asset     Inc. and Interstate
90 Hudson Street                                Management Corp. (since 1991),     Bakeries Corp.
Jersey City, NJ 07302                           both private equity investment
(1942)                                          funds.

JULIE A. HILL             Director since 2004   Owner and CEO of the Hillsdale     Currently serves as
Lord, Abbett & Co. LLC                          Companies, a business consulting   director of WellPoint,
c/o Legal Dept.                                 firm (since 1998); Founder,        Inc.; Resources
90 Hudson Street                                President and Owner of the         Connection Inc.; and
Jersey City, NJ 07302                           Hiram-Hill and Hillsdale           Holcim (US) Inc. (a
(1946)                                          Development Companies (1998        subsidiary of Holcim
                                                - 2000).                           Ltd.).

FRANKLIN W. HOBBS         Director since 2001   Former Chief Executive Officer     Currently serves as
Lord, Abbett & Co. LLC                          of Houlihan Lokey Howard &         director of Adolph
c/o Legal Dept.                                 Zukin, an investment bank          Coors Company.
90 Hudson Street                                (January 2002 - April 2003);
Jersey City, NJ 07302                           Chairman of Warburg Dillon Read
(1947)                                          (1999 - 2001); Global Head of
                                                Corporate Finance of SBC Warburg
                                                Dillon Read (1997 - 1999); Chief
                                                Executive Officer of Dillon,
                                                Read & Co. (1994 - 1997).

C. ALAN MACDONALD         Director since 1989   Retired - General Business and     Currently serves as
Lord, Abbett & Co. LLC                          Governance Consulting (since       director of H.J. Baker
c/o Legal Dept.                                 1992); formerly President and      (since 2003).
90 Hudson Street                                CEO of Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF            Director since 1989   Chairman of Spencer Stuart         Currently serves as
Lord, Abbett & Co. LLC                          (U.S.), an executive search        director of Ace, Ltd.
c/o Legal Dept.                                 consulting firm (since 1996);      (since 1997) and Hewitt
90 Hudson Street                                President of Spencer Stuart        Associates, Inc.
Jersey City, NJ 07302                           (1979 - 1996).
(1937)

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                       CURRENT POSITION       LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                      WITH FUND         OF CURRENT POSITION            DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive         Elected in 1995            Managing Partner and Chief
(1945)                       Officer and President                              Executive Officer of Lord Abbett
                                                                                (since 1996).

NAME AND                       CURRENT POSITION       LENGTH OF SERVICE               PRINCIPAL OCCUPATION
YEAR OF BIRTH                      WITH FUND         OF CURRENT POSITION             DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
SHOLOM DINSKY                Executive Vice          Elected in 2003            Partner and Large Cap Value
(1944)                       President                                          Investment Manager, joined Lord
                                                                                Abbett in 2000.

KEVIN P. FERGUSON            Executive Vice          Elected in 2003            Partner and Mid Cap Growth
(1964)                       President                                          Investment Manager, joined Lord
                                                                                Abbett in 1999.

ROBERT P. FETCH              Executive Vice          Elected in 2003            Partner and Small-Cap Value
(1953)                       President                                          Senior Investment Manager,
                                                                                joined Lord Abbett in 1995.

DANIEL H. FRASCARELLI        Executive Vice          Elected in 2003            Partner and Investment Manager,
(1954)                       President                                          joined Lord Abbett in 1990.

KENNETH G. FULLER            Executive Vice          Elected in 2003            Investment Manager - Large Cap
(1945)                       President                                          Value, joined Lord Abbett in
                                                                                2002; formerly Portfolio Manager
                                                                                and Senior Vice President at
                                                                                Pioneer Investment Management,
                                                                                Inc.

HOWARD E. HANSEN             Executive Vice          Elected in 1999            Partner and Investment Manager,
(1961)                       President                                          joined Lord Abbett in 1995.

TODD D. JACOBSON             Executive Vice          Elected in 2005            Investment Manager,
(1966)                       President                                          International Core Equity,
                                                                                joined Lord Abbett in 2003;
                                                                                formerly Director and Portfolio
                                                                                Manager at Warburg Pincus Asset
                                                                                Management and Credit Suisse
                                                                                Asset Management (2002 - 2003);
                                                                                prior thereto Associate
                                                                                Portfolio Manager of Credit
                                                                                Suisse Asset Management.

ELI M. SALZMANN              Executive Vice          Elected in 1999            Partner and Director of
(1964)                       President                                          Institutional Equity
                                                                                Investments, joined Lord Abbett
                                                                                in 1997.

CHRISTOPHER J. TOWLE         Executive Vice          Elected in 1999            Partner and Investment Manager,
(1957)                       President                                          joined Lord Abbett in 1987.

EDWARD K. VON DER LINDE      Executive Vice          Elected in 1999            Partner and Investment Manager,
(1960)                       President                                          joined Lord Abbett in 1988.

EILEEN K. BANKO              Vice President          Elected in 1999            Equity Analyst, joined Lord
(1967)                                                                          Abbett in 1990.

NAME AND                       CURRENT POSITION       LENGTH OF SERVICE               PRINCIPAL OCCUPATION
YEAR OF BIRTH                      WITH FUND         OF CURRENT POSITION             DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
JAMES BERNAICHE              Chief Compliance        Elected in 2004            Chief Compliance Officer, joined
(1956)                       Officer                                            Lord Abbett in 2001; formerly
                                                                                Vice President and Chief
                                                                                Compliance Officer with Credit
                                                                                Suisse Asset Management.

JOAN A. BINSTOCK             Chief Financial         Elected in 1999            Partner and Chief Operations
(1954)                       Officer and Vice                                   Officer, joined Lord Abbett in
                             President                                          1999.

DAVID G. BUILDER             Vice President          Elected in 1999            Equity Analyst, joined Lord
(1954)                                                                          Abbett in 1998.

JOHN K. FORST                Vice President and      Elected in 2005            Deputy General Counsel, joined
(1960)                       Assistant Secretary                                Lord Abbett in 2004; prior
                                                                                thereto Managing Director and
                                                                                Associate General Counsel at New
                                                                                York Life Investment Management
                                                                                LLC (2002 - 2003); formerly
                                                                                Attorney at Dechert LLP (2000
                                                                                - 2002).

MICHAEL S. GOLDSTEIN         Vice President          Elected in 1999            Partner and Fixed Income
(1968)                                                                          Investment Manager, joined Lord
                                                                                Abbett in 1997.

GERARD S. E. HEFFERNAN, JR.  Vice President          Elected in 2003            Partner and Research Analyst,
(1963)                                                                          joined Lord Abbett in 1998.

ELLEN G. ITSKOVITZ           Vice President          Elected in 2001            Partner and Senior Research
(1957)                                                                          Analyst, joined Lord Abbett in
                                                                                1998.

LAWRENCE H. KAPLAN           Vice President and      Elected in 1997            Partner and General Counsel,
(1957)                       Secretary                                          joined Lord Abbett in 1997.

MAREN LINDSTROM              Vice President          Elected in 2001            Partner and Fixed Income
(1962)                                                                          Investment Manager, joined Lord
                                                                                Abbett in 2000.

VINCENT J. MCBRIDE           Vice President          Elected in 2005            Senior Investment Manager,
(1964)                                                                          International Core Equity,
                                                                                joined Lord Abbett in 2003;
                                                                                formerly Managing Director and
                                                                                Portfolio Manager at Warburg
                                                                                Pincus Asset Management and
                                                                                Credit Suisse Asset Management.

ROBERT G. MORRIS             Vice President          Elected in 1995            Partner and Chief Investment
(1944)                                                                          Officer, joined Lord Abbett in
                                                                                1991.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                       CURRENT POSITION       LENGTH OF SERVICE               PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND          OF CURRENT POSITION             DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III      Vice President          Elected in 1998            Partner and Manager of Equity
(1959)                                                                          Trading, joined Lord Abbett in
                                                                                1983.

HAROLD E. SHARON             Vice President          Elected in 2005            Investment Manager and Director,
(1960)                                                                          International Core Equity,
                                                                                joined Lord Abbett in 2003;
                                                                                formerly Financial Industry
                                                                                Consultant for Venture
                                                                                Capitalist (2001 - 2003); prior
                                                                                thereto Managing Director of
                                                                                Warburg Pincus Asset Management
                                                                                and Credit Suisse Asset
                                                                                Management.

CHRISTINA T. SIMMONS         Vice President and      Elected in 2001            Assistant General Counsel,
(1957)                       Assistant Secretary                                joined Lord Abbett in 1999.


PAUL J. VOLOVICH             Vice President          Elected in 2005            Investment Manager - Large Cap
(1973)                                                                          Core Fund, joined Lord Abbett in
                                                                                1997.

BERNARD J. GRZELAK           Treasurer               Elected in 2003            Director of Fund Administration,
(1971)                                                                          joined Lord Abbett in 2003;
                                                                                formerly Vice President, Lazard
                                                                                Asset Management LLC (2000 -
                                                                                2003); prior thereto Manager of
                                                                                Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 7 and 8, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2005, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board also considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Boardobserved that the Fund's performance was in the fourth quintile of its performance universe for the nine-month and one-year periods and in the fifth quintile for the three-year period. The Board also observed that the performance of the Fund was below that of the Lipper High Current Yield Bond Index for each of the nine-month, one-year, and three-year periods. The Board also observed that the utility of the comparisons to the performance universe and the Index was limited, because the Bond-Debenture Fund differed from many of the funds in the performance universe and the Index in some material aspects, particularly in that it it required to keep at least 20% of its assets in a combination of investment grade securities, U.S. government securities, and cash. In addition, the Board observed that the Lord Abbett Funds, historically, in investing in below investment-grade debt, have invested in relatively higher quality bonds compared to other funds that invest in below investment-grade debt, and that in recent years such bonds have not performed as well as lower quality bonds.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual and actual management and administrative services fees were approximately ten basis points below the median of the peer group. The Board also observed that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees to forty basis points, resulting in a total expense ratio of 0.90%. The Board observed that the actual total expense ratio was approximately six basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and with respect to the Fund was not excessive.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule adequately addressed any economies of scale in managing the Fund.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces the Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, 3.34% of the Fund's ordinary income distribution qualified for the dividends received deduction.

Of the distributions paid to shareholders during the fiscal year ended December 31, 2005, $1,014,894 represents long-term capital gains.

                     This page is intentionally left blank.

[LORD ABBETT(R) LOGO]

    This report when not used for the general
  information of shareholders of the fund is to
  be distributed only if preceded or accompanied        Lord Abbett Series Fund, Inc.
          by a current fund prospectus.                       Bond-Debenture Portfolio

Lord Abbett mutual fund shares are distributed by                                             LASFBD-2-1205
           LORD ABBETT DISTRIBUTOR LLC                                                               (2/06)

[LORD ABBETT LOGO]

2005
ANNUAL
   REPORT

LORD ABBETT
  SERIES FUND-
  GROWTH & INCOME PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - Growth and Income Portfolio's strategies and performance for the year ended December 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q:   WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A:   Despite a backdrop of favorable macroeconomic factors, including above-trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the Fed) would stymie the economic expansion with excessive interest rate hikes. But while short-term rates increased, 10-year maturities slipped lower in late December, creating an inverted yield curve. A fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

     Economic output, impeded by surging energy prices and devastating hurricanes, moderated slightly in 2005, to an approximate year-over-year real growth rate of 3.6 percent. With the economy growing faster than its historical average, the unemployment rate fell 0.5 percent during the year, to 4.9 percent of the workforce by year-end 2005. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earning power of equities.

     In 2005, the price multiple, or price-to-earnings ratio (P/E), of the broad market, the S&P Super Composite 1500(R) Index,(1) declined 2 points, even though aftertax corporate profits surged over 20 percent year over year. Market participants clearly had little confidence in the sustainability of profit growth, with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned, as the cost of crude retreated in October and November.

     Mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid caps returned 11.3 percent in the year, dominating the equity markets. Small caps

--------------------------------------------------------------------------------

also fared well, rising 6.7 percent. The largest companies saw their market value decline by 0.9 percent. For the most part, growth outperformed value, except in the struggling large-cap indexes, where investors stayed with quality and noncyclical names. In the S&P Super Composite 1500 Index, the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counterweights, tempering the overall performance of equities.

     In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling off, with the proceeds flowing into industrial and material names.

Q:   HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2005?

A:   The fund returned 3.3 percent, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the S&P 500(R) Index,(2) which returned 4.9 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, AS OF DECEMBER 31, 2005, ARE:
1 YEAR: 3.25 PERCENT, 5 YEARS: 3.10 PERCENT, AND 10 YEARS: 10.22 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q:   WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A:   Stock selection and an underweight position in the financials sector were the largest detractors to performance relative to its benchmark for the year. MBNA, the world's largest independent credit card lender and international services company, underperformed due to deteriorating fundamentals based, in part, on unexpectedly high payment volumes from U.S. credit card customers. This holding was eventually sold by the fund.

     Selection of stocks and an overweight position in the industrials sector also hurt

--------------------------------------------------------------------------------

fund performance relative to its benchmark. Deere & Company, a manufacturer of agricultural forestry and construction equipment, as well as a supplier of equipment used in lawn, grounds, and turf care, underperformed. The company reported disappointing third quarter earnings that were exacerbated by drought conditions in Europe and Brazil. Tyco International, a global provider of diversified products and services, posted lackluster returns during the period because of ongoing legal concerns.

     Stock selection and an overweight position in the information technology sector were contributors to fund performance relative to its benchmark for the year. Motorola, a communications technology and electronics company, benefited from competitive products and an apparently successful management transition. Another technology holding, Hewlett-Packard, a provider of personal computers, printers, and related products, reported strong performance as the company appeared to show improvement under a new CEO.

     The fund's underweight position in the consumer discretionary sector also helped performance relative to its benchmark. This sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries. Stocks in this sector were the weakest performers during the year. Underexposure to this sector proved to be a positive factor.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P Super Composite 1500(R) Index combines the S&P 500(R), S&P MidCap 400(R), and S&P SmallCap 600(R) indexes is an efficient way to create a broad market portfolio representing 90 percent of U.S. equities.

(2) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuation.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000(R) Value Index, the S&P 500/Barra Value Index and the S&P 500(R) Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS VC SHARES)    RUSSELL 1000(R)   S&P 500/BARRA   S&P 500(R)
                 AT NET ASSET VALUE          VALUE INDEX(1)   VALUE INDEX(1)   INDEX(1)
Jan 1, 1996          $   10,000               $   10,000       $   10,000     $   10,000
Dec 31, 1996         $   11,938               $   12,164       $   12,199     $   12,296
Dec 31, 1997         $   14,883               $   16,443       $   15,857     $   16,398
Dec 31, 1998         $   16,802               $   19,013       $   18,184     $   21,084
Dec 31, 1999         $   19,614               $   20,411       $   20,497     $   25,521
Dec 31, 2000         $   22,709               $   21,844       $   21,743     $   23,198
Dec 31, 2001         $   21,183               $   20,623       $   19,197     $   20,440
Dec 31, 2002         $   17,364               $   17,422       $   15,194     $   15,923
Dec 31, 2003         $   22,748               $   22,654       $   20,025     $   20,489
Dec 31, 2004         $   25,626               $   26,389       $   23,170     $   22,719
Dec 31, 2005         $   26,459               $   28,250       $   24,637     $   23,834

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2005

                           1 YEAR         5 YEARS        10 YEARS
            CLASS VC        3.25%           3.10%          10.22%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/05 - 12/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING        ENDING       EXPENSES PAID
                                                       ACCOUNT         ACCOUNT        DURING THE
                                                        VALUE           VALUE          PERIOD+
                                                        -----           -----          -------
                                                                                        7/1/05 -
                                                        7/1/05         12/31/05         12/31/05
                                                        ------         --------         --------
CLASS VC
Actual                                              $    1,000.00   $   1,065.00    $       4.74
Hypothetical (5% Return Before Expenses)            $    1,000.00   $   1,020.62    $       4.63

+ Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2005

SECTOR*                                       %**
Auto & Transportation                         1.63%
Consumer Discretionary                        6.55%
Consumer Staples                             13.27%
Financial Services                           16.21%
Healthcare                                   15.58%
Integrated Oils                               4.23%
Materials & Processing                        8.51%
Other                                         4.84%
Other Energy                                  3.36%
Producer Durables                             6.35%
Short-Term Investment                         4.37%
Technology                                    7.72%
Utilities                                     7.38%
Total                                       100.00%

 *   A sector may comprise several industries.
**   Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

                                                                                   VALUE
INVESTMENTS                                                         SHARES         (000)
----------------------------------------------------------------------------------------
COMMON STOCKS 95.66%

AEROSPACE 0.20%

Boeing Co. (The)                                                    46,300  $      3,252
                                                                            ------------
AGRICULTURE, FISHING & RANCHING 0.93%

Monsanto Co.                                                       190,698        14,785
                                                                            ------------
AUTOMOBILES 0.50%

Honda Motor Co., Ltd. ADR                                          275,190         7,972
                                                                            ------------
BANKS 0.58%

Mitsubishi UFJ Financial Group, Inc. ADR                           669,815         9,170
                                                                            ------------
BANKS: NEW YORK CITY 3.35%

Bank of New York Co., Inc. (The)                                   751,598        23,938
JPMorgan Chase & Co.                                               740,551        29,393
                                                                            ------------
TOTAL                                                                             53,331
                                                                            ------------
BANKS: OUTSIDE NEW YORK CITY 2.76%

Bank of America Corp.                                              543,153        25,066
Marshall & Ilsley Corp.                                            167,975         7,230
PNC Financial Services Group, Inc. (The)                           115,576         7,146
SunTrust Banks, Inc.                                                 2,100           153
Wachovia Corp.                                                      82,209         4,346
                                                                            ------------
TOTAL                                                                             43,941
                                                                            ------------
BEVERAGE: SOFT DRINKS 1.74%

Coca-Cola Co. (The)                                                 81,500         3,285
PepsiCo, Inc.                                                      414,305        24,477
                                                                            ------------
TOTAL                                                                             27,762
                                                                            ------------
BIOTECHNOLOGY RESEARCH & PRODUCTION 1.79%

Baxter Int'l., Inc.                                                664,214        25,008
Biogen Idec, Inc.*                                                  78,700         3,567
                                                                            ------------
TOTAL                                                                             28,575
                                                                            ------------

CHEMICALS 1.04%

Praxair, Inc.                                                      312,463        16,548
                                                                            ------------
COMMUNICATIONS TECHNOLOGY 1.74%

Motorola, Inc.                                                   1,225,165        27,676
                                                                            ------------

COMPUTER SERVICES, SOFTWARE & SYSTEMS 1.72%

Microsoft Corp.                                                  1,049,200  $     27,437
                                                                            ------------
COMPUTER TECHNOLOGY 2.45%

Electronic Data Systems Corp.                                      477,251        11,473
Hewlett-Packard Co.                                                699,405        20,024
Sun Microsystems, Inc.*                                          1,778,900         7,454
                                                                            ------------
TOTAL                                                                             38,951
                                                                            ------------
CONSUMER PRODUCTS 1.40%

Kimberly-Clark Corp.                                               374,145        22,318
                                                                            ------------
DIVERSIFIED FINANCIAL SERVICES 2.34%

Citigroup, Inc.                                                    552,475        26,812
Marsh & McLennan Cos., Inc.                                         52,200         1,658
MetLife, Inc.                                                       51,400         2,518
Morgan Stanley                                                     111,703         6,338
                                                                            ------------
TOTAL                                                                             37,326
                                                                            ------------
DRUG & GROCERY STORE CHAINS 2.17%

CVS Corp.                                                          270,550         7,148
Kroger Co. (The)*                                                1,370,977        25,884
Safeway Inc.                                                        65,500         1,550
                                                                            ------------
TOTAL                                                                             34,582
                                                                            ------------
DRUGS & PHARMACEUTICALS 12.86%

GlaxoSmithKline plc ADR                                            528,181        26,663
Johnson & Johnson                                                  232,100        13,949
MedImmune, Inc.*                                                   360,196        12,614
Merck & Co., Inc.                                                  280,987         8,938
Novartis AG ADR                                                    680,357        35,705
Pfizer, Inc.                                                     1,812,127        42,259
Schering-Plough Corp.                                              529,333        11,037
Teva Pharmaceutical Industries Ltd. ADR                            397,417        17,093
Wyeth                                                              792,628        36,516
                                                                            ------------
TOTAL                                                                            204,774
                                                                            ------------
ELECTRICAL EQUIPMENT & COMPONENTS 1.97%

Emerson Electric Co.                                               420,933        31,444
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                   VALUE
INVESTMENTS                                                         SHARES         (000)
----------------------------------------------------------------------------------------
ELECTRONICS: MEDICAL SYSTEMS 0.94%

Medtronic, Inc.                                                    259,078  $     14,915
                                                                            ------------
ELECTRONICS: TECHNOLOGY 1.82%

General Dynamics Corp.                                             121,504        13,858
Raytheon Co.                                                       376,274        15,107
                                                                            ------------
TOTAL                                                                             28,965
                                                                            ------------
ENGINEERING & CONTRACTING SERVICES 0.94%

Fluor Corp.                                                        193,336        14,937
                                                                            ------------
ENTERTAINMENT 0.71%

Walt Disney Co. (The)                                              470,792        11,285
                                                                            ------------
FERTILIZERS 0.18%

Potash Corp. of Saskatchewan Inc.(a)                                34,866         2,797
                                                                            ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 1.89%

Automatic Data Processing, Inc.                                    657,086        30,154
                                                                            ------------
FINANCIAL MISCELLANEOUS 0.28%

Federal Home Loan Mortgage Corp.                                    67,400         4,405
                                                                            ------------
FOODS 3.93%

Campbell Soup Co.                                                  664,202        19,773
General Mills, Inc.                                                 93,100         4,592
H.J. Heinz Co.                                                     183,761         6,196
Kraft Foods, Inc. Class A                                        1,140,863        32,104
                                                                            ------------
TOTAL                                                                             62,665
                                                                            ------------
GOLD 3.39%

Barrick Gold Corp.(a)                                              769,013        21,433
Newmont Mining Corp.                                               610,378        32,594
                                                                            ------------
TOTAL                                                                             54,027
                                                                            ------------
HOUSEHOLD FURNISHINGS 0.10%

Newell Rubbermaid Inc.                                              65,997         1,569
                                                                            ------------
IDENTIFICATION CONTROL & FILTER DEVICES 2.09%

Pall Corp.                                                         332,885         8,941
Parker Hannifin Corp.                                              369,602        24,379
                                                                            ------------
TOTAL                                                                             33,320
                                                                            ------------
INSURANCE: MULTILINE 3.56%

Aflac, Inc.                                                        302,851  $     14,058
American Int'l. Group, Inc.                                        404,811        27,620
Hartford Financial Services Group, Inc., (The)                     175,184        15,047
                                                                            ------------
TOTAL                                                                             56,725
                                                                            ------------
INSURANCE: PROPERTY-CASUALTY 1.46%

ACE Ltd.(a)                                                        191,600        10,239
XL Capital Ltd. Class A(a)                                         192,500        12,971
                                                                            ------------
TOTAL                                                                             23,210
                                                                            ------------
MACHINERY: AGRICULTURAL 0.85%

Deere & Co.                                                        198,559        13,524
                                                                            ------------
MACHINERY: CONSTRUCTION & HANDLING 1.23%

Caterpillar Inc.                                                   338,766        19,571
                                                                            ------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES 2.86%

Baker Hughes, Inc.                                                 242,141        14,717
Schlumberger Ltd.(a)                                               317,210        30,817
                                                                            ------------
TOTAL                                                                             45,534
                                                                            ------------
MISCELLANEOUS 1.55%

iShares MSCI Japan Index Fund                                    1,830,400        24,747
                                                                            ------------
MISCELLANEOUS CONSUMER STAPLES 1.19%

Diageo plc ADR                                                     324,926        18,943
                                                                            ------------
MULTI-SECTOR COMPANIES 3.28%

Eaton Corp.                                                        132,632         8,898
General Electric Co.                                               892,000        31,265
Honeywell Int'l., Inc.                                             325,891        12,139
                                                                            ------------
TOTAL                                                                             52,302
                                                                            ------------
OIL: INTEGRATED INTERNATIONAL 4.23%

Exxon Mobil Corp.                                                1,199,671        67,385
                                                                            ------------
PAPER 2.04%

International Paper Co.                                            968,884        32,564
                                                                            ------------
PUBLISHING: NEWSPAPERS 0.83%

Tribune Co.                                                        438,905        13,281
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2005

                                                                                   VALUE
INVESTMENTS                                                         SHARES         (000)
----------------------------------------------------------------------------------------
RAILROADS 1.13%

Union Pacific Corp.                                                222,447  $     17,909
                                                                            ------------
RECREATIONAL VEHICLES & BOATS 0.01%

Harley-Davidson, Inc.                                                2,500           129
                                                                            ------------
RETAIL 1.50%

Wal-Mart Stores, Inc.                                              510,500        23,891
                                                                            ------------
SERVICES: COMMERCIAL 1.65%

IAC/InterActiveCorp*                                               287,495         8,139
Waste Management, Inc.                                             599,039        18,181
                                                                            ------------
TOTAL                                                                             26,320
                                                                            ------------
SHOES 0.36%

NIKE, Inc. Class B                                                  65,348         5,671
                                                                            ------------
SOAPS & HOUSEHOLD CHEMICALS 4.24%

Clorox Co. (The)                                                   238,166        13,549
Procter & Gamble Co. (The)                                         931,714        53,928
                                                                            ------------
TOTAL                                                                             67,477
                                                                            ------------
UTILITIES: CABLE TV & RADIO 0.96%

Comcast Corp. Special Class A*                                     595,453        15,297
                                                                            ------------
UTILITIES: ELECTRICAL 1.64%

Ameren Corp.                                                        76,690         3,930
PG&E Corp.                                                         168,600         6,258
Progress Energy, Inc.                                              189,938         8,342
Southern Co. (The)                                                 221,400         7,645
                                                                            ------------
TOTAL                                                                             26,175
                                                                            ------------
UTILITIES: GAS PIPELINES 0.50%

El Paso Corp.                                                      652,600         7,936
                                                                            ------------
UTILITIES: TELECOMMUNICATIONS 4.78%

AT&T Inc                                                         1,070,110        26,207
BellSouth Corp.                                                    545,267        14,777
Sprint Nextel Corp.                                                583,200        13,623
Verizon Communications Inc.                                        716,637        21,585
                                                                            ------------
TOTAL                                                                             76,192
                                                                            ------------
TOTAL COMMON STOCKS
(cost $1,392,266,954)                                                          1,523,666
                                                                            ============

                                                                 PRINCIPAL
                                                                    AMOUNT         VALUE
INVESTMENTS                                                           (000)        (000)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 4.37%

REPURCHASE AGREEMENT 4.37%

Repurchase Agreement dated 12/30/2005, 3.60% due 1/3/2006
with State Street Bank & Trust Co. collateralized by
$70,825,000 of Federal Home Loan Mortgage Corp. at 5.25% and
5.50% due 10/19/2015 and 11/16/2015; value: $70,973,550;
proceeds: $ 69,609,659 (cost $69,581,827)                     $     69,582  $     69,582
                                                                            ============

TOTAL INVESTMENTS IN SECURITIES 100.03%
(cost $1,461,848,781)                                                          1,593,248
                                                                            ============

LIABILITIES IN EXCESS OF OTHER ASSETS (0.03%)                                       (422)
                                                                            ============
NET ASSETS 100.00%                                                          $  1,592,826
                                                                            ============

  *  Non-income producing security.
(a)  Foreign security traded in U.S. dollars.
ADR  American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (cost $1,461,848,781)                $  1,593,248,307
Receivables:
  Interest and dividends                                                       2,620,665
  Investment securities sold                                                   2,788,211
  Capital shares sold                                                          2,115,757
Prepaid expenses                                                                  14,960
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                               1,600,787,900
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment securities purchased                                              6,063,764
  Capital shares reacquired                                                      299,784
  Management fee                                                                 662,030
  Fund administration                                                             52,796
  Directors' fees                                                                 77,648
Accrued expenses and other liabilities                                           805,496
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              7,961,518
========================================================================================
NET ASSETS                                                              $  1,592,826,382
========================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                         $  1,460,280,839
Undistributed net investment income                                              117,152
Accumulated net realized gain on investments                                   1,028,865
Net unrealized appreciation on investments                                   131,399,526
----------------------------------------------------------------------------------------
NET ASSETS                                                              $  1,592,826,382
========================================================================================
OUTSTANDING SHARES (200 MILLION SHARES OF COMMON STOCK  AUTHORIZED,
 $.001 PAR VALUE)                                                             60,889,186
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                            $          26.16
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                               $     26,072,728
Interest                                                                       1,795,781
Foreign withholding tax                                                         (129,820)
----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                       27,738,689
----------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                 6,849,665
Shareholder servicing                                                          4,699,520
Professional                                                                      60,785
Reports to shareholders                                                          152,830
Fund administration                                                              547,973
Custody                                                                           98,328
Directors' fees                                                                   66,727
Registration                                                                      35,107
Other                                                                             15,339
----------------------------------------------------------------------------------------
Gross expenses                                                                12,526,274
  Expense reductions (See Note 7)                                                (23,517)
----------------------------------------------------------------------------------------
NET EXPENSES                                                                  12,502,757
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         15,235,932
========================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                       91,782,575
Net change in unrealized appreciation (depreciation) on investments          (48,642,583)
========================================================================================
NET REALIZED AND UNREALIZED GAIN                                              43,139,992
========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $     58,375,924
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR ENDED   FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                     DECEMBER 31, 2005    DECEMBER 31, 2004
OPERATIONS:
Net investment income                                     $      15,235,932    $       9,276,906
Net realized gain (loss) on investments                          91,782,575           30,624,701
Net change in unrealized appreciation (depreciation)
 on investments                                                 (48,642,583)          81,505,691
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             58,375,924          121,407,298
================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                           (15,171,871)          (9,193,960)
Net realized gain                                               (92,697,559)          (9,345,787)
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (107,869,430)         (18,539,747)
================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                   435,234,430          485,516,739
Net proceeds in connection with acquisition of the
 Phoenix-Lord Abbett Large-Cap Value Series (See Note 11)        97,205,428                    -
Reinvestment of distributions                                   107,869,430           18,539,747
Cost of shares reacquired                                      (174,586,179)         (75,309,898)
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                                            465,723,109          428,746,588
================================================================================================
NET INCREASE IN NET ASSETS                                      416,229,603          531,614,139
================================================================================================
NET ASSETS:
Beginning of year                                             1,176,596,779          644,982,640
------------------------------------------------------------------------------------------------
END OF YEAR                                               $   1,592,826,382    $   1,176,596,779
================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                       $         117,152    $          52,647
================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                         YEAR ENDED 12/31
                                                               --------------------------------------------------------------
                                                                  2005         2004         2003         2002         2001
                                                               ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR                             $    27.18   $    24.52   $    18.83   $    23.11   $    25.45
                                                               ==========   ==========   ==========   ==========   ==========

Investment operations:
  Net investment income(a)                                            .29          .27          .20          .14          .18
  Net realized and unrealized gain (loss)                             .60         2.83         5.64        (4.31)       (1.90)
                                                               ----------   ----------   ----------   ----------   ----------
    Total from investment operations                                  .89         3.10         5.84        (4.17)       (1.72)
                                                               ----------   ----------   ----------   ----------   ----------

Distributions to shareholders from:
  Net investment income                                              (.27)        (.22)        (.15)        (.11)        (.12)
  Net realized gain                                                 (1.64)        (.22)           -            -(c)      (.50)
                                                               ----------   ----------   ----------   ----------   ----------
    Total distributions                                             (1.91)        (.44)        (.15)        (.11)        (.62)
                                                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                   $    26.16   $    27.18   $    24.52   $    18.83   $    23.11
                                                               ==========   ==========   ==========   ==========   ==========

Total Return(b)                                                      3.25%       12.65%       31.01%      (18.03)%      (6.72)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                              .91%         .89%         .85%         .94%         .97%
  Expenses, excluding expense reductions                              .91%         .89%         .85%         .94%         .97%
  Net investment income                                              1.11%        1.05%         .93%         .70%         .76%

                                                                                         YEAR ENDED 12/31
                                                              ---------------------------------------------------------------
SUPPLEMENTAL DATA:                                                2005         2004         2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                               $ 1,592,826  $ 1,176,597   $  644,983   $  259,691   $  183,562
  Portfolio turnover rate                                           46.71%       27.91%       31.16%       51.79%       60.79%

(a) Calculated using average shares outstanding during the year.
(b) Total return assumes the reinvestment of all distributions.
(c) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth and Income Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated among the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investments. The management fee is based on the Fund's average daily net assets at an annual rate of .50%. Effective January 1, 2006 the annual management fee rate for the Fund was changed from a flat fee of .50% to the following annual rates:

..50% of the first $1 billion of average daily net assets;
..45% of average daily net assets over $1 billion.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2005, the Fund incurred expenses of $4,625,393 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the years ended December 31, 2005 and 2004 are as follows:

                                  12/31/2005       12/31/2004
-------------------------------------------------------------
Distributions paid from:
Ordinary income               $   22,622,245   $    9,193,960
Net long-term capital gains       85,247,185        9,345,787
-------------------------------------------------------------
   Total distributions paid   $  107,869,430   $   18,539,747
=============================================================

As of December 31, 2005, the components of accumulated earnings (losses) on a tax-basis are as follows:

Undistributed ordinary income - net            $      196,437
Undistributed long-term capital gains               4,839,109
-------------------------------------------------------------
   Total undistributed earnings                $    5,035,546
Temporary differences                                 (77,648)
Unrealized gains - net                            127,587,645
-------------------------------------------------------------
   Total accumulated earnings - net            $  132,545,543
=============================================================

As of December 31, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                      $ 1,465,660,662
-------------------------------------------------------------
Gross unrealized gain                             164,713,569
Gross unrealized loss                             (37,125,924)
-------------------------------------------------------------
   Net unrealized security gain               $   127,587,645
=============================================================

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the year ended December 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

 UNDISTRIBUTED        ACCUMULATED
NET INVESTMENT       NET REALIZED
        INCOME               GAIN
---------------------------------
$          444      $        (444)

The permanent difference is attributable to the tax treatment of foreign currency gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

PURCHASES            SALES
------------------------------------
$     879,197,621    $   610,575,880

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2005.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

                                         YEAR ENDED         YEAR ENDED
                                  DECEMBER 31, 2005  DECEMBER 31, 2004
----------------------------------------------------------------------
Shares sold                              16,232,672         19,285,979
Shares issued in reorganization
  (See Note 11)                           3,737,233                  -
Reinvestment of distributions             4,107,747            686,403
Shares reacquired                        (6,478,520)        (2,988,676)
----------------------------------------------------------------------
Increase                                 17,599,132         16,983,706
----------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

11.  REORGANIZATION

After the close of business on April 29, 2005, the Fund acquired the net assets of the Phoenix-Lord Abbett Large-Cap Value Series pursuant to a plan of reorganization approved by Phoenix-Lord Abbett Large-Cap Value Series shareholders on April 12, 2005. The acquisition was accomplished by a tax-free exchange of 3,737,233 shares (valued at $97,205,428) of the Fund for the 7,250,139 shares of Phoenix-Lord Abbett Large-Cap Value Series outstanding on April 29, 2005. Phoenix-Lord Abbett Large-Cap Value Series' net assets at that date, including $7,237,561 of unrealized appreciation and $304,902 of accumulated net realized loss on investments, were combined with those of the Fund. The aggregate net assets of the Fund and Phoenix-Lord Abbett Large-Cap Value Series immediately before the acquisition were $1,216,447,332 and $97,205,428, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,313,652,760.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - GROWTH AND INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Series Fund, Inc. - Growth and Income Portfolio (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the then period ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Growth and Income Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the then period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 13, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE     PRINCIPAL OCCUPATION                 OTHER
YEAR OF BIRTH                   WITH COMPANY       DURING PAST FIVE YEARS             DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Director since       Managing Partner and      N/A
Lord, Abbett & Co. LLC       1995; Chairman       Chief Executive Officer
90 Hudson Street             since 1996           of Lord Abbett since
Jersey City, NJ 07302                             1996.
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE     PRINCIPAL OCCUPATION                 OTHER
YEAR OF BIRTH                   WITH COMPANY       DURING PAST FIVE YEARS             DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW            Director since 1994  Managing General          Currently serves as director
Lord, Abbett & Co. LLC                            Partner, Bigelow Media,   of Adelphia Communications,
c/o Legal Dept.                                   LLC (since 2000); Senior  Inc., Crane Co., and Huttig
90 Hudson Street                                  Adviser, Time Warner      Building Products Inc.
Jersey City, NJ 07302                             Inc. (1998 - 2000);
(1941)                                            Acting Chief Executive
                                                  Officer of Courtroom
                                                  Television Network (1997
                                                  - 1998); President and
                                                  Chief Executive Officer
                                                  of Time Warner Cable
                                                  Programming, Inc. (1991
                                                  - 1997).

WILLIAM H.T. BUSH            Director since 1998  Co-founder and Chairman   Currently serves as director
Lord, Abbett & Co. LLC                            of the Board of the       of WellPoint, Inc. (since
c/o Legal Dept.                                   financial advisory firm   2002), and Engineered
90 Hudson Street                                  of Bush-O'Donnell &       Support Systems, Inc. (since
Jersey City, NJ 07302                             Company (since 1986).     2000).
(1938)

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE     PRINCIPAL OCCUPATION                 OTHER
YEAR OF BIRTH                   WITH COMPANY       DURING PAST FIVE YEARS             DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.       Director since 1998  Managing Director of      Currently serves as director of
Lord, Abbett & Co. LLC                            Monitor Clipper Partners  Avondale, Inc. and Interstate
c/o Legal Dept.                                   (since 1997) and          Bakeries Corp.
90 Hudson Street                                  President of Clipper
Jersey City, NJ 07302                             Asset Management Corp.
(1942)                                            (since 1991), both
                                                  private equity
                                                  investment funds.

JULIE A. HILL                Director since 2004  Owner and CEO of the      Currently serves as director of
Lord, Abbett & Co. LLC                            Hillsdale Companies, a    WellPoint, Inc.; Resources
c/o Legal Dept.                                   business consulting firm  Connection Inc.; and Holcim (US)
90 Hudson Street                                  (since 1998); Founder,    Inc. (a subsidiary of Holcim
Jersey City, NJ 07302                             President and Owner of    Ltd.).
(1946)                                            the Hiram-Hill and
                                                  Hillsdale Development
                                                  Companies (1998 - 2000).

FRANKLIN W. HOBBS            Director since 2001  Former Chief Executive    Currently serves as director of
Lord, Abbett & Co. LLC                            Officer of Houlihan       Adolph Coors Company.
c/o Legal Dept.                                   Lokey Howard & Zukin, an
90 Hudson Street                                  investment bank (January
Jersey City, NJ 07302                             2002 - April 2003);
(1947)                                            Chairman of Warburg
                                                  Dillon Read (1999 -
                                                  2001); Global Head of
                                                  Corporate Finance of SBC
                                                  Warburg Dillon Read
                                                  (1997 - 1999); Chief
                                                  Executive Officer of
                                                  Dillon, Read & Co. (1994
                                                  - 1997).

C. ALAN MACDONALD            Director since 1989  Retired - General         Currently serves as director of
Lord, Abbett & Co. LLC                            Business and Governance   H.J. Baker (since 2003).
c/o Legal Dept.                                   Consulting (since 1992);
90 Hudson Street                                  formerly President and
Jersey City, NJ 07302                             CEO of Nestle Foods.
(1933)

THOMAS J. NEFF               Director since 1989  Chairman of Spencer       Currently serves as director of
Lord, Abbett & Co. LLC                            Stuart (U.S.), an         Ace, Ltd. (since 1997) and Hewitt
c/o Legal Dept.                                   executive search          Associates, Inc.
90 Hudson Street                                  consulting firm (since
Jersey City, NJ 07302                             1996); President of
(1937)                                            Spencer Stuart (1979 -
                                                  1996).

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME, AND                    CURRENT POSITION      LENGTH OF SERVICE            PRINCIPAL OCCUPATION
YEAR OF BIRTH                    WITH FUND        OF CURRENT POSITION           DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive      Elected in 1995           Managing Partner and Chief
(1945)                       Officer and                                    Executive Officer of Lord Abbett
                             President                                      (since 1996).

NAME, AND                    CURRENT POSITION      LENGTH OF SERVICE            PRINCIPAL OCCUPATION
YEAR OF BIRTH                    WITH FUND        OF CURRENT POSITION           DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
SHOLOM DINSKY                Executive Vice       Elected in 2003           Partner and Large Cap Value
(1944)                       President                                      Investment Manager, joined Lord
                                                                            Abbett in 2000.

KEVIN P. FERGUSON            Executive Vice       Elected in 2003           Partner and Mid Cap Growth
(1964)                       President                                      Investment Manager, joined Lord
                                                                            Abbett in 1999.

ROBERT P. FETCH              Executive Vice       Elected in 2003           Partner and Small-Cap Value Senior
(1953)                       President                                      Investment Manager, joined Lord
                                                                            Abbett in 1995.

DANIEL H. FRASCARELLI        Executive Vice       Elected in 2003           Partner and Investment Manager,
(1954)                       President                                      joined Lord Abbett in 1990.

KENNETH G. FULLER            Executive Vice       Elected in 2003           Investment Manager - Large Cap
(1945)                       President                                      Value, joined Lord Abbett in 2002;
                                                                            formerly Portfolio Manager and
                                                                            Senior Vice President at Pioneer
                                                                            Investment Management, Inc.

HOWARD E. HANSEN             Executive Vice       Elected in 1999           Partner and Investment Manager,
(1961)                       President                                      joined Lord Abbett in 1995.

TODD D. JACOBSON             Executive Vice       Elected in 2005           Investment Manager, International
(1966)                       President                                      Core Equity, joined Lord Abbett in
                                                                            2003; formerly Director and
                                                                            Portfolio Manager at Warburg
                                                                            Pincus Asset Management and Credit
                                                                            Suisse Asset Management (2002 -
                                                                            2003); prior thereto Associate
                                                                            Portfolio Manager of Credit Suisse
                                                                            Asset Management.

ELI M. SALZMANN              Executive Vice       Elected in 1999           Partner and Director of
(1964)                       President                                      Institutional Equity Investments,
                                                                            joined Lord Abbett in 1997.

CHRISTOPHER J. TOWLE         Executive Vice       Elected in 1999           Partner and Investment Manager,
(1957)                       President                                      joined Lord Abbett in 1987.

EDWARD K. VON DER LINDE      Executive Vice       Elected in 1999           Partner and Investment Manager,
(1960)                       President                                      joined Lord Abbett in 1988.

EILEEN K. BANKO              Vice President       Elected in 1999           Equity Analyst, joined
(1967)                                                                      Lord Abbett in 1990.

NAME, AND                    CURRENT POSITION      LENGTH OF SERVICE            PRINCIPAL OCCUPATION
YEAR OF BIRTH                    WITH FUND        OF CURRENT POSITION           DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
JAMES BERNAICHE              Chief Compliance     Elected in 2004           Chief Compliance Officer, joined
(1956)                       Officer                                        Lord Abbett in 2001; formerly Vice
                                                                            President and Chief Compliance
                                                                            Officer with Credit Suisse Asset
                                                                            Management.

JOAN A. BINSTOCK             Chief Financial      Elected in 1999           Partner and Chief Operations
(1954)                       Officer and Vice                               Officer, joined Lord Abbett in
                             President                                      1999.

DAVID G. BUILDER             Vice President       Elected in 1999           Equity Analyst, joined Lord Abbett
(1954)                                                                      in 1998.

JOHN K. FORST                Vice President and   Elected in 2005           Deputy General Counsel, joined
(1960)                       Assistant Secretary                            Lord Abbett in 2004; prior thereto
                                                                            Managing Director and Associate
                                                                            General Counsel at New York Life
                                                                            Investment Management LLC (2002 -
                                                                            2003); formerly Attorney at
                                                                            Dechert LLP (2000 - 2002).

MICHAEL S. GOLDSTEIN         Vice President       Elected in 1999           Partner and Fixed Income
(1968)                                                                      Investment Manager, joined Lord
                                                                            Abbett in 1997.

GERARD S. E. HEFFERNAN, JR.  Vice President       Elected in 2003           Partner and Research Analyst,
(1963)                                                                      joined Lord Abbett in 1998.

ELLEN G. ITSKOVITZ           Vice President       Elected in 2001           Partner and Senior Research Analyst,
(1957)                                                                      joined Lord Abbett in 1998.

LAWRENCE H. KAPLAN           Vice President and   Elected in 1997           Partner and General Counsel,
(1957)                       Secretary                                      joined Lord Abbett in 1997.

MAREN LINDSTROM Lord         Vice President       Elected in 2001           Partner and Fixed Income
(1962)                                                                      Investment Manager, joined Lord
                                                                            Abbett in 2000.

VINCENT J. MCBRIDE           Vice President       Elected in 2005           Senior Investment Manager,
(1964)                                                                      International Core Equity, joined
                                                                            Lord Abbett in 2003; formerly
                                                                            Managing Director and Portfolio
                                                                            Manager at Warburg Pincus Asset
                                                                            Management and Credit Suisse Asset
                                                                            Management.

ROBERT G. MORRIS             Vice President       Elected in 1995           Partner and Chief Investment
(1944)                                                                      Officer, joined Lord
                                                                            Abbett in 1991.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME, AND                    CURRENT POSITION      LENGTH OF SERVICE            PRINCIPAL OCCUPATION
YEAR OF BIRTH                    WITH FUND        OF CURRENT POSITION           DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III      Vice President       Elected in 1998           Partner and Manager of Equity
(1959)                                                                      Trading, joined Lord Abbett in
                                                                            1983.

HAROLD E. SHARON             Vice President       Elected in 2005           Investment Manager and Director,
(1960)                                                                      International Core Equity, joined
                                                                            Lord Abbett in 2003; formerly
                                                                            Financial Industry Consultant for
                                                                            Venture Capitalist (2001 - 2003);
                                                                            prior thereto Managing Director of
                                                                            Warburg Pincus Asset Management
                                                                            and Credit Suisse Asset
                                                                            Management.

CHRISTINA T. SIMMONS         Vice President and   Elected in 2001           Assistant General Counsel, joined
(1957)                       Assistant Secretary                            Lord Abbett in 1999.

PAUL J. VOLOVICH             Vice President       Elected in 2005           Investment Manager - Large Cap
(1973)                                                                      Core Fund, joined Lord Abbett in
                                                                            1997.

BERNARD J. GRZELAK           Treasurer            Elected in 2003           Director of Fund Administration,
(1971)                                                                      joined Lord Abbett in 2003;
                                                                            formerly Vice President, Lazard
                                                                            Asset Management LLC (2000 -
                                                                            2003); prior thereto Manager of
                                                                            Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 7 and 8, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2005, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board also considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's performance was in the fifth quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year period, in the third quintile for the three-year period, in the second quintile for the five-year period, and in the first quintile for the ten-year period. The Board also observed that the Fund's performance was below that of the Lipper Large-Cap Value Index for the nine-month and one-year periods, but above that of the Index for the three-, five-, and ten-year periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that, as of September 30, 2005, the contractual combined management and administrative services fees were approximately four basis points below the median of the peer group and the actual combined management and administrative services fees were approximately five basis points below the median of the peer group. The Board also observed that the total expense ratio of the Fund was approximately two basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and with respect to the Fund was not excessive.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule adequately addressed any economies of scale in managing the Fund.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2005, $85,247,185 represents long-term capital gains.

[LORD ABBETT(R) LOGO]



            This report when not used
           for the general information
           of shareholders of the fund
          is to be distributed only if
             preceded or accompanied                         Lord Abbett Series Fund, Inc.
          by a current fund prospectus.                              Growth and Income Portfolio

Lord Abbett mutual fund shares are distributed by                                                            LASFGI-2-1205
           LORD ABBETT DISTRIBUTOR LLC                                                                              (2/06)

[LORD ABBETT LOGO]

2005
ANNUAL
   REPORT

LORD ABBETT
  SERIES FUND -
  GROWTH OPPORTUNITIES
    PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND - GROWTH OPPORTUNITIES PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - Growth Opportunities Portfolio's strategies and performance for the year ended December 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

   Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Despite a backdrop of favorable macroeconomic factors that included above-trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the Fed) would stymie the economic expansion with excessive interest rate hikes. A fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

   Economic output, impeded by surging energy prices and devastating hurricanes, moderated slightly in 2005, to an approximate year-over-year real growth rate of
3.6 percent. With the economy growing faster than its historical average, the unemployment rate fell 0.5 percent during the year, to 4.9 percent of the workforce by year-end 2005. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earning power of equities.

   In 2005, the price multiple, or price-to-earnings ratio (P/E), of the broad market, the S&P Super Composite 1500(R) Index,(1) declined 2 points, even though aftertax corporate profits surged over 20 percent year over year. Market participants clearly had little confidence in the sustainability of profit growth, with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned, as the cost of crude retreated in October and November.

   Mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid caps returned 11.3 percent in the year, dominating the equity markets. Small caps also fared well, rising 6.7 percent. The largest companies saw their market value decline by 0.9 percent. For the most part,

--------------------------------------------------------------------------------

growth outperformed value, except in the struggling large-cap indexes, where investors clung to quality and noncyclical names. In the S&P Super Composite 1500 Index, the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counterweights, tempering the overall performance of equities.

   In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling off, with the proceeds flowing into the industrial and material names.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2005?

A: The fund returned 4.6 percent, reflecting performance at the net asset value
(NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the Russell Midcap(R) Growth Index,(2) which returned 12.1 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, AS OF DECEMBER 31, 2005, ARE: 1 YEAR: 4.62 PERCENT AND SINCE INCEPTION (APRIL 30, 2003): 13.18 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

   PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection in the technology sector was the greatest detractor to fund performance relative to its benchmark for the year. Avaya Inc., a New Jersey-based telecommunications equipment company that supplies voice-over-Internet protocol (VOIP) equipment for Internet telephone communications, underperformed due to

--------------------------------------------------------------------------------

lower than expected first and second quarter earnings reports. In addition, Symbol Technologies, Inc., a provider of barcode scanning and radio frequency identification equipment, underperformed due to softer than anticipated sales, lackluster second quarter financial results, and the resignation of the company's CEO.

   Stock selection in the consumer discretionary sector also hurt fund performance relative to its benchmark for the year. This sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries. PETCO Animal Supplies, Inc., a specialty retailer of pet food, supplies, and services, reported weak performance. The company's second and third quarter results were lackluster primarily due to weaker than expected sales and increased distribution-related costs. As a result, guidance was reduced and the company's stock dropped.

   ITT Industries, Inc., an industrial products and services company, was the greatest contributor to fund performance relative to its benchmark. During this year, the company was a fast growing industrial company because of its focus on the growth areas of water treatment and defense electronics.

   Stock selection in the auto and transportation sector also helped fund performance. UTi Worldwide, Inc., an international, non-asset-based global integrated logistics company providing air and ocean freight forwarding, contract logistics, customs brokerage, and other supply chain management services, outperformed based on strong quarterly earnings. Landstar Systems, Inc., another non-asset-based provider of specialized transportation services, also helped performance due to robust quarterly financial reports.

   THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

   A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

(1) The S&P Super Composite 1500(R) Index combines the S&P 500(R), S&P MidCap 400(R), and S&P SmallCap 600(R) indexes and is an efficient way to create a broad market portfolio representing 90 percent of U.S. equities.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000(R) Growth Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuation.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap(R) Growth Index and the S&P MidCap 400/Barra Growth Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2005

                THE FUND (CLASS VC SHARES)      RUSSELL MIDCAP(R)       S&P MIDCAP 400/BARRA
                AT NET ASSET VALUE              GROWTH INDEX(1)         GROWTH INDEX(1)
Apr 30, 2003                      $ 10,000               $ 10,000                   $ 10,000
Dec 31, 2003                      $ 11,960               $ 13,363                   $ 12,693
Mar 31, 2004                      $ 12,350               $ 14,008                   $ 13,272
Jun 30, 2004                      $ 12,240               $ 14,156                   $ 13,373
Sep 30, 2004                      $ 11,720               $ 13,543                   $ 12,915
Dec 31, 2004                      $ 13,303               $ 15,430                   $ 14,472
Mar 31, 2005                      $ 12,933               $ 15,173                   $ 14,459
Jun 30, 2005                      $ 13,174               $ 15,693                   $ 14,988
Sep 30, 2005                      $ 13,653               $ 16,721                   $ 15,644
Dec 31, 2005                      $ 13,918               $ 17,296                   $ 16,414

                                  1 YEAR       LIFE OF CLASS
               CLASS VC(2)          4.62%              13.18%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

(2) The Class VC shares were first offered on April 30, 2003. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

   As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

   The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

   The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/05 - 12/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        BEGINNING          ENDING        EXPENSES PAID
                                                         ACCOUNT          ACCOUNT          DURING THE
                                                          VALUE            VALUE            PERIOD+
                                                          -----            -----            -------
                                                                                            7/1/05 -
                                                         7/1/05           12/31/05          12/31/05
                                                         ------           --------          --------
CLASS VC
Actual                                                 $  1,000.00      $  1,056.60          $  6.22
Hypothetical (5% Return Before Expenses)               $  1,000.00      $  1,019.16          $  6.10

+ Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2005

SECTOR*                          %**
Auto & Transportation            3.02%
Consumer Discretionary          19.00%
Consumer Staples                 0.82%
Financial Services              13.41%
Healthcare                      18.59%
Materials & Processing           6.20%
Other                            1.57%
Other Energy                     7.85%
Producer Durables                5.74%
Short-Term Investment            8.69%
Technology                      14.50%
Utilities                        0.61%
Total                          100.00%

 * A sector may comprise several industries.
** Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

                                                                   VALUE
INVESTMENTS                                            SHARES      (000)
------------------------------------------------------------------------
COMMON STOCKS 95.14%

AEROSPACE 0.66%
Rockwell Collins, Inc.                                  7,500   $    349
                                                                --------
AGRICULTURE, FISHING & RANCHING 1.92%
Monsanto Co.                                           13,100      1,016
                                                                --------
BANKS 0.39%
Lazard Ltd. Class A(a)                                  6,400        204
                                                                --------
BANKS: OUTSIDE NEW YORK CITY 0.76%
SVB Financial Group*                                    8,600        403
                                                                --------
BIOTECHNOLOGY RESEARCH &
PRODUCTION 3.46%
Cephalon, Inc.*                                         5,586        362
Genzyme Corp.*                                         14,449      1,023
Invitrogen Corp.*                                       1,150         77
OSI Pharmaceuticals, Inc.*                              4,900        137
Protein Design Labs, Inc.*                              8,100        230
                                                                --------
TOTAL                                                              1,829
                                                                --------
CASINOS & GAMBLING 0.62%
Scientific Games Corp.
Class A*                                               12,000        327
                                                                --------
CHEMICALS 1.01%
Ecolab Inc.                                            14,700        533
                                                                --------
COMMUNICATIONS TECHNOLOGY 5.66%
ADC Telecommunications,
Inc.*                                                  14,900        333
ADTRAN, Inc                                             9,900        295
Avaya Inc.*                                            30,724        328
Comverse Technology, Inc.*                             20,200        537
Harris Corp.                                           11,300        486
Juniper Networks, Inc.*                                17,000        379
McAfee, Inc.*                                          13,900        377
Tibco Software, Inc.*                                  34,600        258
                                                                --------
TOTAL                                                              2,993
                                                                --------
COMPUTER SERVICES, SOFTWARE &
SYSTEMS 4.41%
Autodesk, Inc.                                          7,400   $    318
Citrix Systems, Inc.*                                  18,200        524
Hyperion Solutions Corp.*                              17,600        630
Informatica Corp.*                                     36,556        439
Red Hat, Inc.*                                          6,500        177
Websense, Inc.*                                         3,700        243
                                                                --------
TOTAL                                                              2,331
                                                                --------
COMPUTER TECHNOLOGY 0.96%
Network Appliance, Inc.*                               18,900        510
                                                                --------
CONSUMER ELECTRONICS 0.73%
VeriSign Inc.*                                         17,700        388
                                                                --------
DIVERSIFIED FINANCIAL SERVICES 2.22%
CIT Group, Inc.                                        22,610      1,171
                                                                --------
DIVERSIFIED PRODUCTION 1.15%
Danaher Corp.                                          10,936        610
                                                                --------
DRUG & GROCERY STORE CHAINS 0.86%
Safeway Inc.                                           19,200        454
                                                                --------
DRUGS & PHARMACEUTICALS 2.68%
Barr Pharmaceuticals, Inc.*                             4,200        261
Endo Pharmaceuticals
Holdings Inc.*                                         17,910        542
Kos Pharmaceuticals, Inc.*                              5,800        300
Medicines Co. (The)*                                    5,600         98
Sepracor Inc.*                                          4,200        217
                                                                --------
TOTAL                                                              1,418
                                                                --------
ELECTRONICS:
SEMI-CONDUCTORS/COMPONENTS 4.08%
Agere Systems Inc.*                                    19,200        248
Analog Devices, Inc.                                   20,300        728
Broadcom Corp. Class A*                                12,700        599
National Semiconductor
Corp.                                                  22,500        584
                                                                --------
TOTAL                                                              2,159
                                                                --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                   VALUE
INVESTMENTS                                            SHARES      (000)
------------------------------------------------------------------------
ENGINEERING & CONTRACTING SERVICES 1.47%
Jacobs Engineering
Group Inc.*                                            11,456   $    778
                                                                --------
FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 1.34%
Alliance Data Systems
Corp.*                                                 19,930        710
                                                                --------
HEALTH & PERSONAL CARE 1.79%
Lincare Holdings, Inc.*                                12,700        532
Omnicare, Inc.                                          7,218        413
                                                                --------
TOTAL                                                                945
                                                                --------
HEALTHCARE FACILITIES 0.79%
DaVita, Inc.*                                           8,300        420
                                                                --------
HEALTHCARE MANAGEMENT SERVICES 6.32%
Caremark Rx, Inc.*                                     15,242        789
Community Health
Systems, Inc.*                                         30,100      1,154
Sierra Health Services, Inc.*                           3,200        256
UnitedHealth Group Inc.                                18,390      1,143
                                                                --------
TOTAL                                                              3,342
                                                                --------
HOTEL/MOTEL 2.80%
Hilton Hotels Corp.                                    35,300        851
Starwood Hotels & Resorts
Worldwide, Inc.                                         9,900        632
                                                                --------
TOTAL                                                              1,483
                                                                --------
INSURANCE: LIFE 0.25%
Universal American
Financial Corp.*                                        8,800        133
                                                                --------
INSURANCE: PROPERTY-CASUALTY 7.94%
ACE Ltd.(a)                                            22,600      1,208
AXIS Capital Holdings
Ltd.(a)                                                34,100      1,066
HCC Insurance Holdings,
Inc.                                                   58,600      1,739
W.R. Berkley Corp.                                      3,900        186
                                                                --------
TOTAL                                                              4,199
                                                                --------
LEISURE TIME 0.95%
Penn National Gaming,
Inc.*                                                  15,200   $    501
                                                                --------
MACHINERY: OIL WELL EQUIPMENT &
SERVICES 5.77%
Cooper Cameron Corp.*                                  13,000        538
Halliburton Co.                                        16,000        992
SEACOR Holdings Inc.*                                   9,300        633
Weatherford Int'l., Ltd.*                              24,540        888
                                                                --------
TOTAL                                                              3,051
                                                                --------
MANUFACTURING 1.60%
Ingersoll-Rand Co., Ltd.
Class A(a)                                             20,938        845
                                                                --------
MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 3.31%
Cytyc Corp.*                                           10,200        288
Fisher Scientific Int'l Inc.*                          12,270        759
Henry Schein, Inc.*                                     3,600        157
Sybron Dental Specialties,
Inc.*                                                  13,700        545
                                                                --------
TOTAL                                                              1,749
                                                                --------
MEDICAL SERVICES 1.02%
Covance Inc.*                                          11,100        539
                                                                --------
METAL FABRICATING 1.13%
Precision Castparts Corp.                               2,500        130
Timken Co. (The)                                       14,600        467
                                                                --------
TOTAL                                                                597
                                                                --------
MISCELLANEOUS PRODUCER DURABLES 0.98%
BE Aerospace, Inc.*                                    23,600        519
                                                                --------
MULTI-SECTOR COMPANIES 1.64%
ITT Industries, Inc.                                    8,430        867
                                                                --------
OIL: CRUDE PRODUCERS 2.42%
Chesapeake Energy Corp.                                 8,100        257
XTO Energy Inc.                                        23,216      1,020
                                                                --------
TOTAL                                                              1,277
                                                                --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2005

                                                                   VALUE
INVESTMENTS                                            SHARES      (000)
------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT 0.98%
ATMI, Inc.*                                            18,600   $    520
                                                                --------
RADIO & TV BROADCASTERS 1.59%
Rogers Communications
Inc. Class B(a)                                         5,700        241
Univision Communications
Inc. Class A*                                          20,434        600
                                                                --------
TOTAL                                                                841
                                                                --------
RENTAL & LEASING SERVICES: COMMERCIAL 1.08%
United Rentals, Inc.*                                  24,327        569
                                                                --------
RESTAURANTS 1.32%
Cheesecake Factory,
Inc. (The)*                                            15,700        587
Texas Roadhouse, Inc.
Class A*                                                7,000        109
                                                                --------
TOTAL                                                                696
                                                                --------
RETAIL 6.69%
Abercrombie & Fitch Co.                                 5,500        359
Advance Auto Parts, Inc.*                              15,722        683
Bed Bath & Beyond Inc.*                                19,000        687
Hibbett Sporting
Goods, Inc.*                                            5,300        151
MSC Industrial Direct Co.,
Inc. Class A                                           16,345        657
Nordstrom, Inc.                                        12,700        475
O'Reilly Automotive, Inc.*                             16,500        528
                                                                --------
TOTAL                                                              3,540
                                                                --------
SERVICES: COMMERCIAL 5.09%
FTI Consulting, Inc.*                                  17,300        475
IAC/InterActiveCorp*                                   20,042        567
Iron Mountain Inc.*                                    11,857        501
Labor Ready, Inc.*                                     17,700        369
Monster Worldwide, Inc.*                               10,000        408
Robert Half Int'l., Inc.                                9,829        372
                                                                --------
TOTAL                                                              2,692
                                                                --------
SHIPPING 0.75%
UTi Worldwide Inc.(a)                                   4,300        399
                                                                --------
STEEL 0.93%
Nucor Corp.                                             7,400   $    494
                                                                --------
TELECOMMUNICATIONS EQUIPMENT 0.60%
Powerwave Technologies,
Inc.*                                                  25,400        319
                                                                --------
TRANSPORTATION MISCELLANEOUS 0.94%
Tidewater Inc.                                         11,200        498
                                                                --------
TRUCKERS 1.45%
Landstar System, Inc.                                  18,400        768
                                                                --------
UTILITIES: TELECOMMUNICATIONS 0.63%
Nextel Partners, Inc.
Class A*                                               11,945        334
                                                                --------
TOTAL COMMON STOCKS
(cost $46,528,661)                                                50,320
                                                                ========

                                                    PRINCIPAL
                                                       AMOUNT
                                                        (000)
                                                    ---------
SHORT-TERM INVESTMENT 9.05%

REPURCHASE AGREEMENT 9.05%
Repurchase Agreement
dated 12/30/2005,
3.60% due 1/3/2006
with State Street
Bank & Trust Co.
collateralized by
$4,860,000 of Federal
Home Loan Mortgage
Corp. at 5.50%
due 11/16/2015;
value: $4,884,300;
proceeds: $4,788,531
(cost $4,786,616)                                   $   4,787      4,787
                                                                ========
TOTAL INVESTMENTS IN SECURITIES 104.19%
(cost $51,315,277)                                                55,107
                                                                ========
LIABILITIES IN EXCESS OF OTHER
ASSETS (4.19%)                                                    (2,217)
                                                                --------
NET ASSETS 100.00%                                              $ 52,890
                                                                ========

*   Non-income producing security.
(a) Foreign security traded in U.S. dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (cost $51,315,277)                                        $   55,107,277
Receivables:
  Interest and dividends                                                                             33,301
  Investment securities sold                                                                        150,136
  Capital shares sold                                                                               194,929
  From advisor                                                                                        8,896
Prepaid expenses                                                                                        412
-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                     55,494,951
===========================================================================================================
LIABILITIES:
Payables:
  Investment securities purchased                                                                 2,504,033
  Capital shares reacquired                                                                           3,986
  Management fee                                                                                     34,352
  Fund administration                                                                                 1,718
  Directors' fees                                                                                     2,904
Accrued expenses and other liabilities                                                               58,451
-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                 2,605,444
===========================================================================================================
NET ASSETS                                                                                   $   52,889,507
===========================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                              $   48,749,714
Accumulated net investment loss                                                                      (2,904)
Accumulated net realized gain on investments                                                        350,697
Net unrealized appreciation on investments                                                        3,792,000
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $   52,889,507
===========================================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR VALUE)                3,851,145
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                                 $        13.73
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                                                    $      174,876
Interest                                                                                             86,110
Foreign withholding tax                                                                                (607)
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                             260,379
-----------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                      292,365
Shareholder servicing                                                                               113,978
Professional                                                                                         31,845
Reports to shareholders                                                                              39,703
Fund administration                                                                                  14,618
Custody                                                                                              22,261
Directors' fees                                                                                       1,825
Registration                                                                                          2,217
Other                                                                                                   397
-----------------------------------------------------------------------------------------------------------
Gross expenses                                                                                      519,209
  Expense reductions (See Note 7)                                                                      (614)
  Expenses assumed by advisor (See Note 3)                                                          (79,937)
-----------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                        438,658
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                (178,279)
===========================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                           1,117,314
Net change in unrealized appreciation (depreciation) on investments                               1,514,175
===========================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                                  2,631,489
===========================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $    2,453,210
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR ENDED      FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                           DECEMBER 31, 2005       DECEMBER 31, 2004
OPERATIONS:
Net investment loss                                                                   $   (178,279)           $    (63,426)
Net realized gain (loss) on investments                                                  1,117,314                 162,531
Net change in unrealized appreciation (depreciation) on investments                      1,514,175               2,116,022
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     2,453,210               2,215,127
==========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain                                                                         (689,621)                 (5,679)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                           30,469,186              19,931,309
Reinvestment of distributions                                                              689,621                   5,679
Cost of shares reacquired                                                               (3,741,499)               (907,348)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                                                       27,417,308              19,029,640
==========================================================================================================================
NET INCREASE IN NET ASSETS                                                              29,180,897              21,239,088
==========================================================================================================================
NET ASSETS:
Beginning of year                                                                       23,708,610               2,469,522
--------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                           $ 52,889,507            $ 23,708,610
==========================================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                                       $     (2,904)           $     (1,463)
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED           04/30/2003(c)
                                                     ---------------------           TO
                                                       2005         2004         12/31/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                 $  13.30     $  11.96        $  10.00
                                                     ========     ========        ========
Investment operations:
  Net investment loss(a)                                 (.06)        (.07)           (.07)
  Net realized and unrealized gain                        .68         1.41            2.03
                                                     --------     --------        --------
    Total from investment operations                      .62         1.34            1.96
                                                     --------     --------        --------
Distributions to shareholders from:
  Net realized gain                                      (.19)           -(e)            -
                                                     --------     --------        --------
    Total distributions                                  (.19)           -(e)            -
                                                     --------     --------        --------
NET ASSET VALUE, END OF PERIOD                       $  13.73     $  13.30        $  11.96
                                                     ========     ========        ========
Total Return(b)                                          4.62%       11.23%          19.60%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                     1.20%        1.20%            .87%(d)

  Expenses, excluding expense reductions and
    expenses assumed                                     1.42%        1.86%           9.92%(d)
  Net investment loss                                    (.49)%       (.58)%          (.60)%(d)

                                                           YEAR ENDED           04/30/2003(c)
                                                     ---------------------           TO
SUPPLEMENTAL DATA:                                     2005         2004         12/31/2003
---------------------------------------------------------------------------------------------

  Net assets, end of period (000)                    $ 52,890     $ 23,709        $  2,470
  Portfolio turnover rate                              108.55%       78.80%          40.46%


(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.
(e) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth Opportunities Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investments. The management fee is based on average daily net assets at the following annual rates:

First $1 billion                     .80%
Next $1 billion                      .75%
Next $1 billion                      .70%
Over $3 billion                      .65%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2005, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fees) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2007.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2005, the Fund incurred expenses of $108,427 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

As of December 31, 2005, a portion of the Fund's outstanding shares are held by Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the years ended December 31, 2005 and 2004 are as follows:

                                      12/31/2005       12/31/2004
-----------------------------------------------------------------
Distributions paid from:
Ordinary income                       $  180,792       $    5,679
Net long-term capital gains              508,829                -
-----------------------------------------------------------------
   Total distributions paid           $  689,621       $    5,679
=================================================================

As of December 31, 2005, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net     $    26,023
Undistributed long-term capital gains       478,598
---------------------------------------------------
  Total undistributed earnings          $   504,621
Temporary differences                        (2,904)
Unrealized gains - net                    3,638,076
---------------------------------------------------
  Total accumulated earnings - net      $ 4,139,793
===================================================

As of December 31, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                               $ 51,469,201
---------------------------------------------------
Gross unrealized gain                     4,475,503
Gross unrealized loss                      (837,427)
---------------------------------------------------
  Net unrealized security gain         $  3,638,076
===================================================

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the year ended December 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

   ACCUMULATED    ACCUMULATED
NET INVESTMENT   NET REALIZED
          LOSS           GAIN
-----------------------------
$      176,838   $   (176,838)

The permanent difference is attributable to the tax treatment of net investment losses.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

PURCHASES        SALES
------------------------------
$   63,386,826   $  37,266,612

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2005.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' Fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund's performance.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2005      DECEMBER 31, 2004
--------------------------------------------------------------------------------
Shares sold                                     2,297,165              1,652,513
Reinvestment of distributions                      50,191                    434
Shares reacquired                                (279,310)               (76,327)
--------------------------------------------------------------------------------
Increase                                        2,068,046              1,576,620
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - GROWTH OPPORTUNITIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 13, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE         PRINCIPAL OCCUPATION                   OTHER
YEAR OF BIRTH                   WITH COMPANY           DURING PAST FIVE YEARS              DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Director since 1995;  Managing Partner and Chief      N/A
Lord, Abbett & Co. LLC       Chairman since 1996   Executive Officer of Lord
90 Hudson Street                                   Abbett since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE         PRINCIPAL OCCUPATION                   OTHER
YEAR OF BIRTH                   WITH COMPANY           DURING PAST FIVE YEARS              DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW            Director since 1994   Managing General Partner,       Currently serves as director
Lord, Abbett & Co. LLC                             Bigelow Media, LLC (since       of Adelphia Communications,
c/o Legal Dept.                                    2000); Senior Adviser, Time     Inc., Crane Co., and Huttig
90 Hudson Street                                   Warner Inc. (1998 - 2000);      Building Products Inc.
Jersey City, NJ 07302                              Acting Chief Executive Officer
(1941)                                             of Courtroom Television
                                                   Network (1997 - 1998);
                                                   President and Chief Executive
                                                   Officer of Time Warner Cable
                                                   Programming, Inc. (1991 -
                                                   1997).

WILLIAM H.T. BUSH            Director since 1998   Co-founder and Chairman of the  Currently serves as director
Lord, Abbett & Co. LLC                             Board of the financial          of WellPoint, Inc. (since
c/o Legal Dept.                                    advisory firm of Bush-          2002), and Engineered Support
90 Hudson Street                                   O'Donnell & Company (since      Systems, Inc. (since 2000).
Jersey City, NJ 07302                              1986).
(1938)

                               CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE         PRINCIPAL OCCUPATION                   OTHER
YEAR OF BIRTH                   WITH COMPANY           DURING PAST FIVE YEARS              DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.       Director since 1998   Managing Director of Monitor    Currently serves as director
Lord, Abbett & Co. LLC                             Clipper Partners (since 1997)   of Avondale, Inc. and
c/o Legal Dept.                                    and President of Clipper Asset  Interstate Bakeries Corp.
90 Hudson Street                                   Management Corp. (since 1991),
Jersey City, NJ 07302                              both private equity investment
(1942)                                             funds.

JULIE A. HILL                Director since 2004   Owner and CEO of the Hillsdale  Currently serves as director
Lord, Abbett & Co. LLC                             Companies, a business           of WellPoint, Inc.; Resources
c/o Legal Dept.                                    consulting firm (since 1998);   Connection Inc.; and Holcim
90 Hudson Street                                   Founder, President and Owner    (US) Inc. (a subsidiary of
Jersey City, NJ 07302                              of the Hiram-Hill and           Holcim Ltd.).
(1946)                                             Hillsdale Development
                                                   Companies (1998 - 2000).

FRANKLIN W. HOBBS            Director since 2001   Former Chief Executive Officer  Currently serves as director
Lord, Abbett & Co. LLC                             of Houlihan Lokey Howard &      of Adolph Coors Company.
c/o Legal Dept.                                    Zukin, an investment bank
90 Hudson Street                                   (January 2002 - April 2003);
Jersey City, NJ 07302                              Chairman of Warburg Dillon
(1947)                                             Read (1999 - 2001); Global
                                                   Head of Corporate Finance of
                                                   SBC Warburg Dillon Read (1997
                                                   - 1999); Chief Executive
                                                   Officer of Dillon, Read & Co.
                                                   (1994 - 1997).

C. ALAN MACDONALD            Director since 1989   Retired - General Business and  Currently serves as director
Lord, Abbett & Co. LLC                             Governance Consulting (since    of H.J. Baker (since 2003).
c/o Legal Dept.                                    1992); formerly President and
90 Hudson Street                                   CEO of Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF               Director since 1989   Chairman of Spencer Stuart      Currently serves as director
Lord, Abbett & Co. LLC                             (U.S.), an executive search     of Ace, Ltd. (since 1997) and
c/o Legal Dept.                                    consulting firm (since 1996);   Hewitt Associates, Inc.
90 Hudson Street                                   President of Spencer Stuart
Jersey City, NJ 07302                              (1979 - 1996).
(1937)

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                       CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND        OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------

ROBERT S. DOW                Chief Executive       Elected in 1995       Managing Partner and Chief
(1945)                       Officer and                                 Executive Officer of Lord
                             President                                   Abbett (since 1996).

NAME AND                       CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND        OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------
SHOLOM DINSKY                Executive Vice        Elected in 2003       Partner and Large Cap Value
(1944)                       President                                   Investment Manager, joined
                                                                         Lord Abbett in 2000.

KEVIN P. FERGUSON            Executive Vice        Elected in 2003       Partner and Mid Cap Growth
(1964)                       President                                   Investment Manager, joined
                                                                         Lord Abbett in 1999.

ROBERT P. FETCH              Executive Vice        Elected in 2003       Partner and Small-Cap Value
(1953)                       President                                   Senior Investment Manager,
                                                                         joined Lord Abbett in 1995.

DANIEL H. FRASCARELLI        Executive Vice        Elected in 2003       Partner and Investment
(1954)                       President                                   Manager, joined Lord Abbett in
                                                                         1990.

KENNETH G. FULLER            Executive Vice        Elected in 2003       Investment Manager - Large Cap
(1945)                       President                                   Value, joined Lord Abbett in
                                                                         2002; formerly Portfolio
                                                                         Manager and Senior Vice
                                                                         President at Pioneer
                                                                         Investment Management, Inc.

HOWARD E. HANSEN             Executive Vice        Elected in 1999       Partner and Investment
(1961)                       President                                   Manager, joined Lord Abbett in
                                                                         1995.

TODD D. JACOBSON             Executive Vice        Elected in 2005       Investment Manager,
(1966)                       President                                   International Core Equity,
                                                                         joined Lord Abbett in 2003;
                                                                         formerly Director and
                                                                         Portfolio Manager at Warburg
                                                                         Pincus Asset Management and
                                                                         Credit Suisse Asset Management
                                                                         (2002 - 2003); prior thereto
                                                                         Associate Portfolio Manager of
                                                                         Credit Suisse Asset
                                                                         Management.

ELI M. SALZMANN              Executive Vice        Elected in 1999       Partner and Director of
(1964)                       President                                   Institutional Equity
                                                                         Investments, joined Lord
                                                                         Abbett in 1997.

CHRISTOPHER J. TOWLE         Executive Vice        Elected in 1999       Partner and Investment
(1957)                       President                                   Manager, joined Lord Abbett in
                                                                         1987.

EDWARD K. VON DER LINDE      Executive Vice        Elected in 1999       Partner and Investment
(1960)                       President                                   Manager, joined Lord Abbett in
                                                                         1988.

EILEEN K. BANKO              Vice President        Elected in 1999       Equity Analyst, joined Lord
(1967)                                                                   Abbett in 1990.

NAME AND                       CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND        OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------
JAMES BERNAICHE              Chief Compliance      Elected in 2004       Chief Compliance Officer,
(1956)                       Officer                                     joined Lord Abbett in 2001;
                                                                         formerly Vice President and
                                                                         Chief Compliance Officer with
                                                                         Credit Suisse Asset
                                                                         Management.

JOAN A. BINSTOCK             Chief Financial       Elected in 1999       Partner and Chief Operations
(1954)                       Officer and Vice                            Officer, joined Lord Abbett in
                             President                                   1999.

DAVID G. BUILDER             Vice President        Elected in 1999       Equity Analyst, joined Lord
(1954)                                                                   Abbett in 1998.

JOHN K. FORST                Vice President and    Elected in 2005       Deputy General Counsel, joined
(1960)                       Assistant Secretary                         Lord Abbett in 2004; prior
                                                                         thereto Managing Director and
                                                                         Associate General Counsel at
                                                                         New York Life Investment
                                                                         Management LLC (2002 - 2003);
                                                                         formerly Attorney at Dechert
                                                                         LLP (2000 - 2002).

MICHAEL S. GOLDSTEIN         Vice President        Elected in 1999       Partner and Fixed Income
(1968)                                                                   Investment Manager, joined
                                                                         Lord Abbett in 1997.

GERARD S. E. HEFFERNAN, JR.  Vice President        Elected in 2003       Partner and Research Analyst,
(1963)                                                                   joined Lord Abbett in 1998.

ELLEN G. ITSKOVITZ           Vice President        Elected in 2001       Partner and Senior Research
(1957)                                                                   Analyst, joined Lord Abbett in
                                                                         1998.

LAWRENCE H. KAPLAN           Vice President and    Elected in 1997       Partner and General Counsel,
(1957)                       Secretary                                   joined Lord Abbett in 1997.

MAREN LINDSTROM              Vice President        Elected in 2001       Partner and Fixed Income
(1962)                                                                   Investment Manager, joined
                                                                         Lord Abbett in 2000.

VINCENT J. MCBRIDE           Vice President        Elected in 2005       Senior Investment Manager,
(1964)                                                                   International Core Equity,
                                                                         joined Lord Abbett in 2003;
                                                                         formerly Managing Director and
                                                                         Portfolio Manager at Warburg
                                                                         Pincus Asset Management and
                                                                         Credit Suisse Asset
                                                                         Management.

ROBERT G. MORRIS             Vice President        Elected in 1995       Partner and Chief Investment
(1944)                                                                   Officer, joined Lord Abbett in
                                                                         1991.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                       CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH FUND        OF CURRENT POSITION       DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III      Vice President        Elected in 1998       Partner and Manager of Equity
(1959)                                                                   Trading, joined Lord Abbett in
                                                                         1983.

HAROLD E. SHARON             Vice President        Elected in 2005       Investment Manager and
(1960)                                                                   Director, International Core
                                                                         Equity, joined Lord Abbett in
                                                                         2003; formerly Financial
                                                                         Industry Consultant for
                                                                         Venture Capitalist (2001 -
                                                                         2003); prior thereto Managing
                                                                         Director of Warburg Pincus
                                                                         Asset Management and Credit
                                                                         Suisse Asset Management.

CHRISTINA T. SIMMONS         Vice President and    Elected in 2001       Assistant General Counsel,
(1957)                       Assistant Secretary                         joined Lord Abbett in 1999.

PAUL J. VOLOVICH             Vice President        Elected in 2005       Investment Manager - Large Cap
(1973)                                                                   Core Fund, joined Lord Abbett
                                                                         in 1997.

BERNARD J. GRZELAK           Treasurer             Elected in 2003       Director of Fund
(1971)                                                                   Administration, joined Lord
                                                                         Abbett in 2003; formerly Vice
                                                                         President, Lazard Asset
                                                                         Management LLC (2000 - 2003);
                                                                         prior thereto Manager of
                                                                         Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 7 and 8, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2005, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board also considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board observed that the performance of the Fund was in the fifth quintile of its performance universe for the nine-month and one-year periods and the period since inception (April 30, 2003). The Board also observed that the Fund's performance was below that of the Lipper Mid-Cap Growth Index in each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual and actual management and administrative services fees were approximately fifteen basis points above the median of the peer group. The Board observed that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees to forty basis points, resulting in a total expense ratio of 1.20%. The Board observed that the total expense ratio was approximately six basis points above the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and with respect to the Fund was not excessive.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule adequately addressed any economies of scale in managing the Fund.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Portfolio's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Portfolio expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Portfolio's securities, and information on how Lord Abbett voted the Portfolio's proxies during the 12-month period ended June 30, 2005, are available without charge, upon request, (i) by calling 888-522-2388;
(ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, 32.05% of the Portfolio's ordinary income distribution qualified for the dividends received deduction. Of the distributions paid to shareholders during the fiscal year end December 31, 2005, $508,829 represents long-term capital gains.

28
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

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

[LORD ABBETT(R) LOGO]


    This report when not used for the general
  information of shareholders of the fund is to
 be distributed only if preceded or accompanied    Lord Abbett Series Fund, Inc.
          by a current fund prospectus.              Growth Opportunities Portfolio

Lord Abbett mutual fund shares are distributed by                                      LASFGO-2-1205
           LORD ABBETT DISTRIBUTOR LLC                                                        (2/06)

[LORD ABBETT LOGO]

2005
ANNUAL
   REPORT

LORD ABBETT
  SERIES FUND-
  INTERNATIONAL PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND - INTERNATIONAL PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - International Portfolio's strategies and performance for the year ended December 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

   Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Foreign equity markets, as measured by the MSCI EAFE(R) Index(1) in U.S. dollars, rose 14.0 percent, outperforming the U.S. equity markets, as measured by the S&P 500(R) Index,(2) which rose 4.9 percent for the one-year period ended December 31, 2005. Overseas markets had a strong year, with positive returns posted by the majority of developed market indexes. Japan and the United Kingdom, which made up roughly half of the MSCI EAFE(R) Index at year-end, gained 25.5 percent and 7.4 percent, respectively, when measured in U.S. dollar terms. Global emerging markets also performed well. The MSCI Emerging Market Index(3) rose 34.0 percent in U.S. dollar terms over the year, reflecting the willingness of global investors to turn toward risky assets to look for growth opportunities. This trend was also evident in the small-cap sector. Foreign small-cap stocks, up 22.1 percent as measured by the S&P/Citigroup Extended Market World ex-U.S. Index(4) in U.S. dollars, outperformed foreign large-cap stocks over the year.

   While world economic growth has slowed from the torrid pace of 2003-2004, the current expansion continues unabated, and broadened out substantially over the course of 2005. Strength in both developing countries and in North America buoyed many European and Asian economies through exports, thus making up for some of the slack demand seen in their domestic economies. This stimulus was supported by low interest rates in many economies and supported strong corporate profit and dividend growth, which in turn led to better equity market returns.

--------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2005?

A: The fund returned 26.6 percent, reflecting performance at the net asset value
(NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index,(5) which returned 26.5 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, AS OF DECEMBER 31, 2005, ARE: 1 YEAR: 26.63 PERCENT, 5
YEARS: 5.42 PERCENT, AND SINCE INCEPTION (SEPTEMBER 15, 1999): 3.77 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

   PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The greatest contributor to fund performance relative to its benchmark during the year was stock selection in the consumer discretionary sector. This sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries. Yamada Denki Co. Ltd. and Don Quijote, two Japanese specialty retailers, reported strong performance, as they enjoyed the benefits of very high market share, expanded margins, and increased buying opportunities.

   In addition, stock selection in the information technology sector aided fund performance relative to its benchmark for the year. A strong performer for the fund was CSR Plc, a leading global provider of technology used in handsets, headsets, notebooks, and other popular electronic devices. The company is based in the United Kingdom. NHN Corporation, Korea's largest Internet search engine, was a strong performer. Also, Shinko Electric Industries, Ltd., a Japanese manufacturer of electronic components, benefited from a competitive product cycle and increased market share at Intel.

   The greatest detractor to fund performance relative to its benchmark for the year was stock selection in the industrials sector. Japan Cash Machine, Co. Ltd., a developer of currency management machines, such as the

--------------------------------------------------------------------------------

cashing technology used in slot machines, disappointed due to slowing growth.

   Selection of stocks in the telecommunications services sector also hurt performance relative to its benchmark. Fastweb Spa, an Italian telecommunications provider, underperformed during the year.

   THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

   A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE)(R) Index is an unmanaged capitalization index representing the industry composition and a sampling of small, medium, and large capitalization companies from the aforementioned global markets. It is a Morgan Stanley International Index that includes stocks traded on 21 exchanges in Europe, Australasia, and the Far East.
(2) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries.
(3) The MSCI Emerging Market Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela.
(4) S&P/Citigroup Global Equity Index System(SM) and the names of each of the indexes and subindexes that it comprises (GEIS and such indexes and subindexes, each an "Index" and collectively, the "Indexes") are service marks of Citigroup. The S&P/Citigroup Extended Market World ex-U.S. Index is a subset of the Global Citigroup Extended Market Index (EMI). The S&P/Citigroup Small Cap World Index is a subset of the Global Citigroup Broad Market Index (BMI). The S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The World ex-U.S. composite includes all developed countries except the United States.
(5) Source: S&P/Citigroup. The S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The World ex-U.S. composite includes all developed countries except the United States. S&P/Citigroup Global Equity Index System(SM) and the names of each of the indexes and subindexes that it comprises (GEIS and such indexes and subindexes, each an "Index," and collectively, the "Indexes") are service marks of S&P/Citigroup.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of the fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuation.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON
Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE)(R) Index, the S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index, and the S&P/Citigroup Extended Market World ex-U.S. Index, assuming reinvestment of all dividends and distributions. The Fund is adding the performance of the S&P/Citigroup Extended Market World ex-U.S. Index and will remove the MSCI EAFE Index and the S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index in the next Annual Report because the Fund believes that the S&P/Citigroup Extended Market World ex-U.S. Index is a better measure of the small-cap stocks in which the Fund invests than the other two indexes. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS VC SHARES)                           S&P/CITIGROUP U.S. $500 MILLION-         S&P/CITIGROUP EXTENDED
                  AT NET ASSET VALUE     MSCI EAFE(R) INDEX(1) U.S. $2.5 BILLION WORLD EX-U.S. INDEX(1)  MARKET WORLD EX-US INDEX(1)
Sep 15, 1999          $ 10,000                    $ 10,000                    $ 10,000                            $ 10,000
Dec 31, 1999          $ 12,940                    $ 11,705                    $ 10,537                            $ 10,914
Dec 31, 2000          $  9,699                    $ 10,071                    $  9,686                            $  9,787
Dec 31, 2001          $  7,106                    $  7,935                    $  8,369                            $  8,250
Dec 31, 2002          $  5,848                    $  6,692                    $  7,979                            $  7,649
Dec 31, 2003          $  8,261                    $  9,314                    $ 12,450                            $ 11,759
Dec 31, 2004          $  9,972                    $ 11,242                    $ 16,120                            $ 15,139
Dec 31, 2005          $ 12,627                    $ 12,818                    $ 20,387                            $ 18,484


                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2005

                            1 YEAR   5 YEARS   LIFE OF CLASS
              CLASS VC(2)   26.63%    5.42%        3.77%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on September 30, 1999.
(2) The Class VC shares were first offered on September 15, 1999. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

   As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

   The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

   The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/05 - 12/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            BEGINNING      ENDING     EXPENSES PAID
                             ACCOUNT      ACCOUNT      DURING THE
                              VALUE        VALUE         PERIOD+
                              -----        -----         -------
                                                        7/1/05 -
                             7/1/05       12/31/05      12/31/05
                             ------       --------      --------
CLASS VC
Actual                     $  1,000.00   $ 1,219.30    $     8.22
Hypothetical (5% Return
  Before Expenses)         $  1,000.00   $ 1,017.80    $     7.48

+ Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2005

SECTOR*                             %**
Basic Materials                     6.65%
Conglomerates                       1.68%
Consumer Cyclicals                 13.02%
Consumer Non-Cyclicals              5.19%
Diversified Financials              4.05%
Energy                              6.76%
Healthcare                          4.61%
Industrial Goods & Services        21.37%
Non-Property Financials            11.49%
Property & Property Services        4.71%
Short-Term Investment               5.77%
Technology                          9.15%
Telecommunications                  2.69%
Utilities                           2.86%
Total                             100.00%

 *   A sector may comprise several industries.
**   Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

                                                                       U.S. $
                                                                        VALUE
INVESTMENTS                                                 SHARES      (000)
-----------------------------------------------------------------------------
COMMON STOCKS 94.92%

AUSTRALIA 1.98%
Downer EDi Ltd.                                             23,476   $    124
Newcrest Mining Ltd.                                         7,026        125
                                                                     --------
TOTAL                                                                     249
                                                                     --------
AUSTRIA 1.62%
Telekom Austria AG~                                          5,423        122
Wienerberger AG~                                             2,069         82
                                                                     --------
TOTAL                                                                     204
                                                                     --------
BRAZIL 1.82%
Unibanco - Uniao de Bancos
Brasileiros S.A. ADR                                         3,600        229
                                                                     --------
CANADA 1.75%
Alcan Inc.                                                   2,992        122
OPTI Canada, Inc.*                                           2,986         98
                                                                     --------
TOTAL                                                                     220
                                                                     --------
CHINA 1.24%
Shanghai Forte Land Co., Ltd.                              248,000         85
Suntech Power Holdings Co., Ltd. ADR*                        2,600         71
                                                                     --------
TOTAL                                                                     156
                                                                     --------
DENMARK 1.11%
GN Store Nord A/S                                           10,600        139
                                                                     --------
FRANCE 2.78%
IPSOS S.A.                                                     952        126
Neopost S.A.                                                 2,227        223
                                                                     --------
TOTAL                                                                     349
                                                                     --------
GERMANY 6.62%
Fresenius Medical Care AG ADR                                5,300        186
Hannover Ruckversicherung AG                                 3,305        117
IVG Immobilien AG                                            6,764        142
Puma AG Rudolf Dassler Sport                                   309   $     90
Q-CELLS AG*                                                    260         15
Rheinmetall AG                                               2,330        147
Techem AG*                                                   3,011        135
                                                                     --------
TOTAL                                                                     832
                                                                     --------
GREECE 1.48%
Piraeus Bank S.A.                                            8,705        186
                                                                     --------
HONG KONG 4.02%
AAC Acoustic Technology Holdings, Inc.*                    259,428        159
China Merchants Holdings Int'l. Co. Ltd.                    52,100        113
Hong Kong Exchanges & Clearing Ltd.                         37,600        156
Hong Kong Land Holdings Ltd.                                24,561         77
                                                                     --------
TOTAL                                                                     505
                                                                     --------
IRELAND 1.69%
DEPFA BANK plc                                              10,580        156
FBD Holdings plc                                             1,316         57
                                                                     --------
TOTAL                                                                     213
                                                                     --------
ITALY 5.56%
Davide Campari-Milano S.p.A.                                23,575        174
GEOX S.p.A.                                                  8,808         97
Hera S.p.A.                                                 43,368        116
Milano Assicurazioni S.p.A.                                 27,564        188
Societa Iniziative Autostradali e Servizi S.p.A.            10,143        124
                                                                     --------
TOTAL                                                                     699
                                                                     --------
JAPAN 25.31%
Arrk Ltd                                                     1,300         96
ARUZE CORP.                                                  2,300         47
AVEX GROUP HOLDINGS INC.                                     5,700        146

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                       U.S. $
                                                                        VALUE
INVESTMENTS                                                 SHARES      (000)
-----------------------------------------------------------------------------
Diamond City Co., Ltd.                                       3,450   $    141
Don Quijote Co., Ltd.                                        2,100        176
J-OIL MILLS, INC.                                           25,000        129
Japan Cash Machine Co., Ltd.                                 4,300         83
Jupiter Telecommunications Co., Ltd.*                          155        124
K.K. daVinci Advisors*                                          19        143
Matsumotokiyoshi Co. Ltd.                                    3,900        123
Meisei Inudstrial Co., Ltd.*                                 6,000         45
Misumi Group Inc.                                            3,700        161
Mitsui Mining & Smelting Co., Ltd.                          21,800        137
NGK INSULATORS, LTD.                                         8,000        119
Nitori Co., Ltd.                                             1,500        140
Park24 Co., Ltd.                                             5,220        187
Ryowa Life Create Co., Ltd.                                  6,200         67
Shinko Electric Industries Co., Ltd.                         2,200        166
Sumitomo Real Estate Sales Co., Ltd.                         2,100        134
Sumitomo Rubber Industries Ltd.                              6,300         90
Thk Co., Ltd.                                                7,200        188
Tokuyama Corp.                                              13,100        168
Yamada Denki Co., Ltd.                                       1,700        213
ZEON Corp.                                                  12,000        159
                                                                     --------
TOTAL                                                                   3,182
                                                                     --------
LUXEMBOURG 0.95%
Gemplus Int'l. S.A.*                                        45,483        119
                                                                     --------
NETHERLANDS 2.48%
Aalberts Industries N.V.                                     2,352        125
LMA Int'l. N.V.*                                           227,066        102
SBM Offshore N.V.                                            1,061         85
                                                                     --------
TOTAL                                                                     312
                                                                     --------
RUSSIA 1.23%
Vimpel-Communications ADR*                                   3,500   $    155
                                                                     --------
SINGAPORE 1.07%
Keppel Corp. Ltd.                                           15,000         99
Pearl Energy Ltd.*                                          38,896         35
                                                                     --------
TOTAL                                                                     134
                                                                     --------
SOUTH KOREA 3.06%
Hana Financial Holdings                                      4,068        186
NHN Corp.*~                                                    755        199
                                                                     --------
TOTAL                                                                     385
                                                                     --------
SPAIN 4.36%
ACS, Actividades de Construccion y Servicios, S.A.           3,826        123
Corporacion Mapfre S.A.                                      7,000        115
Fadesa Inmobiliaria, S.A.                                    3,751        124
Prosegur Compania de Seguridad, S.A.                         8,116        186
                                                                     --------
TOTAL                                                                     548
                                                                     --------
SWEDEN 1.12%
Getinge AB Class B                                          10,200        141
                                                                     --------
SWITZERLAND 2.45%
Actelion Ltd.*                                                 559         46
Geberit AG                                                     192        152
Nobel Biocare Holding AB                                       498        110
                                                                     --------
TOTAL                                                                     308
                                                                     --------
TAIWAN 1.35%
Motech Industries Inc.                                       3,000         41
Yuanta Core Pacific Securities Co., Ltd.                   183,000        128
                                                                     --------
TOTAL                                                                     169
                                                                     --------
THAILAND 2.24%
Siam Cement Public Co. Ltd. (The)                           10,000         64

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2005

                                                                        U.S. $
                                                                         VALUE
INVESTMENTS                                                  SHARES      (000)
------------------------------------------------------------------------------
Thai Oil Co. Ltd.                                            61,126   $     95
TMB Bank Public Co. Ltd.*                                 1,170,217        123
                                                                      --------
TOTAL                                                                      282
                                                                      --------
TURKEY 1.46%
Turkiye Is Bankasi A.S. (Isbank) GDR Registered Shares       12,243        106
Turkiye Vakiflar Bankasi T A O*                              14,550         77
                                                                      --------
TOTAL                                                                      183
                                                                      --------
UNITED ARAB EMIRATES 0.51%
Investcom LLC GDR*                                            4,553         64
                                                                      --------
UNITED KINGDOM 15.66%
Abbot Group plc                                              25,409        112
AWG plc                                                       6,500        122
Balfour Beatty plc                                           26,850        164
Cairn Energy plc*                                             3,894        129
CSR plc*                                                     17,437        281
Intertek Group plc                                           15,743        189
Michael Page Int'l. plc                                      28,080        130
Northgate plc                                                 3,773         63
Northgate International Solutions plc*                       36,845         54
Peter Hambro Mining plc*                                      8,204        130
Punch Taverns plc                                            12,316        180
RHM plc                                                      30,797        141
Slough Estates plc                                            9,935        102
Tullow Oil plc                                               36,967        172
                                                                      --------
TOTAL                                                                    1,969
                                                                      --------
TOTAL COMMON STOCKS
(cost $9,273,041)                                                       11,932
                                                                      ========

                                                          PRINCIPAL     U.S. $
                                                             AMOUNT      VALUE
INVESTMENTS                                                   (000)      (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 5.81%

REPURCHASE AGREEMENT 5.81%
Repurchase Agreement dated 12/30/2005, 3.60% due
1/3/2006 with State Street Bank & Trust Co.
collateralized by $745,000 of Federal Home Loan
Mortgage Corp. at 5.50% due 11/16/2015; value:
$748,725; proceeds: $730,816 (cost $730,524)              $     731   $    731
                                                                      ========
TOTAL INVESTMENTS IN SECURITIES 100.73%
(cost $10,003,565)                                                      12,663
                                                                      ========
LIABILITIES IN EXCESS OF FOREIGN CASH
AND OTHER ASSETS (0.73%)                                                   (92)
                                                                      ========
NET ASSETS 100.00%                                                    $ 12,571
                                                                      ========

  *  Non-income producing security.
  ~  Fair Valued Security. See Note 2(a).
ADR  American Depository Receipt.
GDR  Global Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (cost $10,003,565)        $ 12,663,283
Foreign cash, at value (cost $19,461)                              19,646
Receivables:
  Interest and dividends                                           10,735
  Capital shares sold                                               6,362
  From advisor                                                      9,266
Prepaid expenses                                                       95
-------------------------------------------------------------------------
TOTAL ASSETS                                                   12,709,387
-------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment securities purchased                                  61,034
  Capital shares reacquired                                         3,051
  Management fee                                                    9,992
  Fund administration                                                 398
  Directors' fees                                                   1,863
Accrued expenses and other liabilities                             62,061
-------------------------------------------------------------------------
TOTAL LIABILITIES                                                 138,399
=========================================================================
NET ASSETS                                                   $ 12,570,988
=========================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                              $  9,629,900
Distributions in excess of net investment income                   (5,952)
Accumulated net realized gain on investments and
  foreign currency related transactions                           287,301
Net unrealized appreciation on investments and
  translation of assets and liabilities denominated
  in foreign currencies                                         2,659,739
-------------------------------------------------------------------------
NET ASSETS                                                   $ 12,570,988
=========================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON
  STOCK AUTHORIZED, $.001 PAR VALUE)                            1,205,158
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE (NET ASSETS DIVIDED BY OUTSTANDING SHARES)           $      10.43

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                    $    144,043
Interest                                                            9,719
Foreign withholding tax                                           (13,262)
-------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                           140,500
-------------------------------------------------------------------------
EXPENSES:
Management fee                                                     91,188
Shareholder servicing                                              25,924
Professional                                                       35,866
Reports to shareholders                                            35,830
Fund administration                                                 3,647
Custody                                                            27,188
Directors' fees                                                       725
Other                                                                 123
-------------------------------------------------------------------------
Gross expenses                                                    220,491
  Expense reductions (See Note 7)                                    (655)
  Expenses assumed by advisor (See Note 3)                        (92,131)
-------------------------------------------------------------------------
NET EXPENSES                                                      127,705
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                              12,795
=========================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments and foreign
  currency related transactions                                 1,070,138
Net change in unrealized appreciation (depreciation) on
  investments and translation of assets and liabilities
  denominated in foreign currencies                             1,274,659
=========================================================================
NET REALIZED AND UNREALIZED GAIN                                2,344,797
=========================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $  2,357,592
=========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                  DECEMBER 31, 2005     DECEMBER 31, 2004
OPERATIONS:
Net investment income                                  $           12,795    $            5,991
Net realized gain (loss) on investments
  and foreign currency related transactions                     1,070,138               416,249
Net change in unrealized appreciation
  (depreciation) on investments and translation
  of assets and liabilities denominated in
  foreign currencies                                            1,274,659               596,666
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            2,357,592             1,018,906
===============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   -                (7,817)
Net realized gain                                                (461,397)                    -
-----------------------------------------------------------------------------------------------
Total distributions to shareholders                              (461,397)               (7,817)
===============================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                   5,017,357             3,194,815
Reinvestment of distributions                                     461,397                 7,817
Cost of shares reacquired                                      (1,676,730)             (920,963)
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS                                            3,802,024             2,281,669
===============================================================================================
NET INCREASE IN NET ASSETS                                      5,698,219             3,292,758
===============================================================================================
NET ASSETS:
Beginning of year                                               6,872,769             3,580,011
-----------------------------------------------------------------------------------------------
END OF YEAR                                            $       12,570,988    $        6,872,769
===============================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME                                    $           (5,952)   $            9,468
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED 12/31
                                            --------------------------------------------------------
                                              2005         2004        2003        2002        2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year          $   8.56     $  7.10     $  5.10     $  6.26     $  8.56
                                            --------     -------     -------     -------     -------
Investment operations:
  Net investment income(a)                       .01         .01         .11         .03         .04
  Net realized and unrealized gain (loss)       2.26        1.46        1.99       (1.14)      (2.33)
                                            --------     -------     -------     -------     -------
    Total from investment operations            2.27        1.47        2.10       (1.11)      (2.29)
                                            --------     -------     -------     -------     -------
Distributions to shareholders from:
  Net investment income                            -        (.01)       (.10)       (.05)       (.01)
  Net realized gain                             (.40)          -           -           -           -
                                            --------     -------     -------     -------     -------
    Total distributions                         (.40)       (.01)       (.10)       (.05)       (.01)
                                            --------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                $  10.43     $  8.56     $  7.10     $  5.10     $  6.26
                                            ========     =======     =======     =======     =======
Total Return(b)                                26.63%      20.71%      41.25%     (17.70)%    (26.73)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions and expenses assumed             1.40%       1.34%       1.40%       1.35%       1.03%
  Expenses, excluding expense
    reductions and expenses assumed             2.41%       3.45%       3.42%       5.77%       6.15%
  Net investment income                          .14%        .12%       1.86%        .45%        .64%

                                                                YEAR ENDED 12/31
                                            --------------------------------------------------------
SUPPLEMENTAL DATA:                            2005         2004        2003        2002        2001
----------------------------------------------------------------------------------------------------
  Net assets, end of year (000)             $ 12,571     $ 6,873     $ 3,580     $ 1,770     $ 1,081
  Portfolio turnover rate                      70.54%      68.22%      61.83%      59.34%      52.43%

(a)  Calculated using average shares outstanding during the year.
(b)  Total return assumes the reinvestment of all distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers International Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f) FOREIGN TRANSACTIONS-The books and the records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign Currency Related Transactions on the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Assets and Liabilities Denominated in Foreign Currencies on the Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net Realized Gain (Loss) on Investments and Foreign Currency Related Transactions on the Statement of Operations. As of December 31, 2005, there were no open forward foreign currency exchange contracts outstanding.

(h) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(i) WHEN-ISSUED OR FORWARD TRANSACTIONS-The Fund may purchase securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprises securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investments. The management fee is based on the Fund's average daily net assets at an annual rate of 1.00%. Effective January 1, 2006 the annual management fee rate for the Fund was changed from a flat fee of 1.00% to the following annual rates:

..75% of the first $1 billion of average daily net assets;
..70% of the next $1 billion of average daily net assets;
..65% of average daily net assets over $2 billion.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2005, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fees) did not exceed an annual rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2007.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2005, the Fund incurred expenses of $20,515 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the years ended December 31, 2005 and 2004 are as follows:

                                      12/31/2005   12/31/2004
-------------------------------------------------------------
Distributions paid from:
Ordinary income                       $   10,726   $    7,817
Net long-term capital gains              450,671            -
-------------------------------------------------------------
    Total distributions paid          $  461,397   $    7,817
=============================================================

As of December 31, 2005, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net        $     95,077
Undistributed long-term capital gains           195,829
-------------------------------------------------------
    Total undistributed earnings           $    290,906
Temporary differences                            (5,952)
Unrealized gains - net                        2,656,134
-------------------------------------------------------
    Total accumulated earnings - net       $  2,941,088
=======================================================

Certain losses incurred after October 31 ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net ordinary losses of $4,089 during fiscal 2005.

As of December 31, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                   $ 10,007,170
-------------------------------------------------------
Gross unrealized gain                         2,759,955
Gross unrealized loss                          (103,842)
-------------------------------------------------------
    Net unrealized security gain           $  2,656,113
=======================================================

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the year ended December 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

 DISTRIBUTIONS
  IN EXCESS OF        ACCUMULATED
NET INVESTMENT       NET REALIZED
        INCOME               GAIN
---------------------------------
$     (28,215)       $     28,215

The permanent differences are primarily attributable to the tax treatment of certain distributions and foreign currency gains and losses.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 were as follows:

PURCHASES       SALES
---------------------------
$ 9,188,282     $ 6,148,473

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2005.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' Fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                        YEAR ENDED          YEAR ENDED
                                 DECEMBER 31, 2005   DECEMBER 31, 2004
----------------------------------------------------------------------
Shares sold                                538,734             419,292
Reinvestment of distributions               45,015                 942
Shares reacquired                         (181,244)           (121,882)
----------------------------------------------------------------------
Increase                                   402,505             298,352
----------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - INTERNATIONAL PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Series Fund, Inc. - International Portfolio (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - International Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 13, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.


INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE        PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH               WITH COMPANY          DURING PAST FIVE YEARS               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
ROBERT S. DOW           Director since        Managing Partner and Chief      N/A
Lord, Abbett & Co. LLC  1995; Chairman        Executive Officer of
90 Hudson Street        since 1996            Lord Abbett since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                          CURRENT POSITION
NAME, ADDRESS AND         LENGTH OF SERVICE        PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH               WITH COMPANY          DURING PAST FIVE YEARS               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW       Director since 1994   Managing General Partner,       Currently serves as director
Lord, Abbett & Co. LLC                        Bigelow Media, LLC (since       of Adelphia Communications,
c/o Legal Dept.                               2000); Senior Adviser, Time     Inc., Crane Co., and Huttig
90 Hudson Street                              Warner Inc. (1998 - 2000);      Building Products Inc.
Jersey City, NJ 07302                         Acting Chief Executive Officer
(1941)                                        of Courtroom Television
                                              Network (1997 - 1998);
                                              President and Chief Executive
                                              Officer of Time Warner Cable
                                              Programming, Inc. (1991 -
                                              1997).

WILLIAM H.T. BUSH       Director since 1998   Co-founder and Chairman of the  Currently serves as director
Lord, Abbett & Co. LLC                        Board of the financial          of WellPoint, Inc. (since
c/o Legal Dept.                               advisory firm of Bush-          2002), and Engineered Support
90 Hudson Street                              O'Donnell & Company (since      Systems, Inc. (since 2000).
Jersey City, NJ 07302                         1986).
(1938)

ROBERT B. CALHOUN, JR.  Director since 1998   Managing Director of Monitor    Currently serves as director
Lord, Abbett & Co. LLC                        Clipper Partners (since 1997)   of Avondale, Inc. and
c/o Legal Dept.                               and President of Clipper Asset  Interstate Bakeries Corp.
90 Hudson Street                              Management Corp. (since 1991),
Jersey City, NJ 07302                         both private equity investment
(1942)                                        funds.

JULIE A. HILL           Director since 2004   Owner and CEO of the Hillsdale  Currently serves as director
Lord, Abbett & Co. LLC                        Companies, a business           of WellPoint, Inc.; Resources
c/o Legal Dept.                               consulting firm (since 1998);   Connection Inc.; and Holcim
90 Hudson Street                              Founder, President and Owner    (US) Inc. (a subsidiary of
Jersey City, NJ 07302                         of the Hiram-Hill and           Holcim Ltd.).
(1946)                                        Hillsdale Development
                                              Companies (1998 - 2000).

FRANKLIN W. HOBBS       Director since 2001   Former Chief Executive Officer  Currently serves as director
Lord, Abbett & Co. LLC                        of Houlihan Lokey Howard &      of Adolph Coors Company.
c/o Legal Dept.                               Zukin, an investment bank
90 Hudson Street                              (January 2002 - April 2003);
Jersey City, NJ 07302                         Chairman of Warburg Dillon
(1947)                                        Read (1999 - 2001); Global Head
                                              of Corporate Finance of SBC
                                              Warburg Dillon Read (1997
                                              - 1999); Chief Executive
                                              Officer of Dillon, Read & Co.
                                              (1994 - 1997).

C. ALAN MACDONALD       Director since 1989   Retired - General Business and  Currently serves as director
Lord, Abbett & Co. LLC                        Governance Consulting (since    of H.J. Baker (since 2003).
c/o Legal Dept.                               1992); formerly President and
90 Hudson Street                              CEO of Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF          Director since 1989   Chairman of Spencer Stuart      Currently serves as director
Lord, Abbett & Co. LLC                        (U.S.), an executive search     of Ace, Ltd. (since 1997) and
c/o Legal Dept.                               consulting firm (since 1996);   Hewitt Associates, Inc.
90 Hudson Street                              President of Spencer Stuart
Jersey City, NJ 07302                         (1979-1996).
(1937)

OFFICERS
None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION           LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND             OF CURRENT POSITION            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Chief Executive       Elected in 1995                 Managing Partner and Chief
(1945)                        Officer and                                           Executive Officer of Lord
                              President                                             Abbett (since 1996).

SHOLOM DINSKY                 Executive Vice        Elected in 2003                 Partner and Large Cap Value
(1944)                        President                                             Investment Manager, joined
                                                                                    Lord Abbett in 2000.

KEVIN P. FERGUSON             Executive Vice        Elected in 2003                 Partner and Mid Cap Growth
(1964)                        President                                             Investment Manager, joined
                                                                                    Lord Abbett in 1999.

ROBERT P. FETCH               Executive Vice        Elected in 2003                 Partner and Small-Cap Value
(1953)                        President                                             Senior Investment Manager,
                                                                                    joined Lord Abbett in 1995.

DANIEL H. FRASCARELLI         Executive Vice        Elected in 2003                 Partner and Investment
(1954)                        President                                             Manager, joined Lord Abbett in
                                                                                    1990.

KENNETH G. FULLER             Executive Vice        Elected in 2003                 Investment Manager - Large Cap
(1945)                        President                                             Value, joined Lord Abbett in
                                                                                    2002; formerly Portfolio
                                                                                    Manager and Senior Vice
                                                                                    President at Pioneer
                                                                                    Investment Management, Inc.

HOWARD E. HANSEN              Executive Vice        Elected in 1999                 Partner and Investment
(1961)                        President                                             Manager, joined Lord Abbett in
                                                                                    1995.

TODD D. JACOBSON              Executive Vice        Elected in 2005                 Investment Manager,
(1966)                        President                                             International Core Equity,
                                                                                    joined Lord Abbett in 2003;
                                                                                    formerly Director and
                                                                                    Portfolio Manager at Warburg
                                                                                    Pincus Asset Management and
                                                                                    Credit Suisse Asset Management
                                                                                    (2002 - 2003); prior thereto
                                                                                    Associate Portfolio Manager of
                                                                                    Credit Suisse Asset
                                                                                    Management.

ELI M. SALZMANN               Executive Vice        Elected in 1999                 Partner and Director of
(1964)                        President                                             Institutional Equity
                                                                                    Investments, joined Lord
                                                                                    Abbett in 1997.

NAME AND                        CURRENT POSITION           LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND             OF CURRENT POSITION            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. TOWLE          Executive Vice        Elected in 1999                 Partner and Investment
(1957)                        President                                             Manager, joined Lord Abbett in
                                                                                    1987.

EDWARD K. VON DER LINDE       Executive Vice        Elected in 1999                 Partner and Investment
(1960)                        President                                             Manager, joined Lord Abbett in
                                                                                    1988.

EILEEN K. BANKO               Vice President        Elected in 1999                 Equity Analyst, joined Lord
(1967)                                                                              Abbett in 1990.

JAMES BERNAICHE               Chief Compliance      Elected in 2004                 Chief Compliance Officer,
(1956)                        Office                                                joined Lord Abbett in 2001;
                                                                                    formerly Vice President and
                                                                                    Chief Compliance Officer with
                                                                                    Credit Suisse Asset
                                                                                    Management.

JOAN A. BINSTOCK              Chief Financial       Elected in 1999                 Partner and Chief Operations
(1954)                        Officer and Vice                                      Officer, joined Lord Abbett in
                              President                                             1999.

DAVID G. BUILDER              Vice President        Elected in 1999                 Equity Analyst, joined Lord
(1954)                                                                              Abbett in 1998.

JOHN K. FORST                 Vice President and    Elected in 2005                 Deputy General Counsel, joined
(1960)                        Assistant Secretary                                   Lord Abbett in 2004; prior
                                                                                    thereto Managing Director and
                                                                                    Associate General Counsel at
                                                                                    New York Life Investment
                                                                                    Management LLC (2002 - 2003);
                                                                                    formerly Attorney at Dechert
                                                                                    LLP (2000 - 2002).

MICHAEL S. GOLDSTEIN          Vice President        Elected in 1999                 Partner and Fixed Income
(1968)                                                                              Investment Manager, joined
                                                                                    Lord Abbett in 1997.

GERARD S. E. HEFFERNAN, JR.   Vice President        Elected in 2003                 Partner and Research Analyst,
(1963)                                                                              joined Lord Abbett in 1998.

ELLEN G. ITSKOVITZ            Vice President        Elected in 2001                 Partner and Senior Research
(1957)                                                                              Analyst, joined Lord Abbett in
                                                                                    1998.

LAWRENCE H. KAPLAN            Vice President and    Elected in 1997                 Partner and General Counsel,
(1957)                        Secretary                                             joined Lord Abbett in 1997.

MAREN LINDSTROM               Vice President        Elected in 2001                 Partner and Fixed Income
(1962)                                                                              Investment Manager, joined
                                                                                    Lord Abbett in 2000.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                        CURRENT POSITION           LENGTH OF SERVICE              PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND             OF CURRENT POSITION            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
VINCENT J. MCBRIDE            Vice President        Elected in 2005                 Senior Investment Manager,
(1964)                                                                              International Core Equity,
                                                                                    joined Lord Abbett in 2003;
                                                                                    formerly Managing Director and
                                                                                    Portfolio Manager at Warburg
                                                                                    Pincus Asset Management and
                                                                                    Credit Suisse Asset
                                                                                    Management.

ROBERT G. MORRIS              Vice President        Elected in 1995                 Partner and Chief Investment
(1944)                                                                              Officer, joined Lord Abbett in
                                                                                    1991.

A. EDWARD OBERHAUS, III       Vice President        Elected in 1998                 Partner and Manager of Equity
(1959)                                                                              Trading, joined Lord Abbett in
                                                                                    1983.

HAROLD E. SHARON              Vice President        Elected in 2005                 Investment Manager and
(1960)                                                                              Director, International Core
                                                                                    Equity, joined Lord Abbett in
                                                                                    2003; formerly Financial
                                                                                    Industry Consultant for
                                                                                    Venture Capitalist (2001 -
                                                                                    2003); prior thereto Managing
                                                                                    Director of Warburg Pincus
                                                                                    Asset Management and Credit
                                                                                    Suisse Asset Management.

CHRISTINA T. SIMMONS          Vice President and    Elected in 2001                 Assistant General Counsel,
(1957)                        Assistant Secretary                                   joined Lord Abbett in 1999.

PAUL J. VOLOVICH              Vice President        Elected in 2005                 Investment Manager - Large Cap
(1973)                                                                              Core Fund, joined Lord Abbett
                                                                                    in 1997.

BERNARD J. GRZELAK            Treasurer             Elected in 2003                 Director of Fund
(1971)                                                                              Administration, joined Lord
                                                                                    Abbett in 2003; formerly Vice
                                                                                    President, Lazard Asset
                                                                                    Management LLC (2000 - 2003);
                                                                                    prior thereto Manager of
                                                                                    Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 7 and 8, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2005, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board also considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board Fund observed that the performance of the Fund was in the first quintile of its performance universe for the nine-month, one-year, and three-year periods and in the third quintile for the five-year period. The Board also observed that there was no comparable Lipper index for international growth funds underlying variable insurance products.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that earlier in the year Lord Abbett had promoted Todd Jacobson to be the portfolio manager of the Fund. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual management and administrative services fees were approximately sixteen basis points above the median of the peer group and that the actual management and administrative services fees were approximately seventeen basis points above the median of the peer group. The Board observed that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees to forty basis points, resulting in a total expense ratio of 1.20%. The Board observed that the total expense ratio was approximately two basis points above the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and with respect to the Fund was not excessive.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule adequately addressed any economies of scale in managing the Fund.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Portfolio's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Portfolio expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Portfolio's securities, and information on how Lord Abbett voted the Portfolio's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388;
(ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

Of the distributions paid to shareholders during the fiscal year ended December 31, 2005, $450,671 represents long-term capital gains.

[LORD ABBETT(R) LOGO]

   This report when not used for the general
information of shareholders of the fund is to
be distributed only if preceded or accompanied
         by a current fund prospectus.              Lord Abbett Series Fund, Inc.
                                                           International Portfolio
Lord Abbett mutual fund shares are distributed by                                    LASFI-2-1205
          LORD ABBETT DISTRIBUTOR LLC                                                      (2/06)

[LORD ABBETT LOGO]

2005
ANNUAL
   REPORT

LORD ABBETT
  SERIES FUND-
  LARGE-CAP CORE PORTFOLIO


FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND - LARGE-CAP CORE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL PERIOD ENDED DECEMBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - Large-Cap Core Portfolio's strategies and performance for the fiscal period ended December 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Despite a backdrop of favorable macroeconomic factors that included above-trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the Fed) would stymie the economic expansion with excessive interest rate hikes. A fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

     Economic output, impeded by surging energy prices and devastating hurricanes, moderated slightly in 2005, to an approximate year-over-year real growth rate of 3.6 percent. With the economy growing faster than its historical average, the unemployment rate fell 0.5 percent during the year, to 4.9 percent of the workforce by year-end 2005. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earning power of equities.

     In 2005, the price multiple, or price-to-earnings ratio (P/E), of the broad market, the S&P Super Composite 1500(R) Index,(1) declined 2 points, even though aftertax corporate profits surged over 20 percent year over year. Market participants clearly had little confidence in the sustainability of profit growth, with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned, as the cost of crude retreated in October and November.

     Mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid caps returned 11.3 percent in the year, dominating the equity markets. Small caps also fared well, rising 6.7 percent. The largest companies saw their market value decline by 0.9 percent. For the most

--------------------------------------------------------------------------------

part, growth outperformed value, except in the struggling large-cap indexes, where investors clung to quality and noncyclical names. In the S&P Super Composite 1500 Index, the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counterweights, tempering the overall performance of equities.

     In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling off, with the proceeds flowing into industrial and material names.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL PERIOD ENDED DECEMBER 31, 2005?

A: The fund returned 8.9 percent since inception (April 29, 2005), reflecting performance at the net asset value (NAV) of Class VC shares, compared with its benchmark, the Russell 1000(R) Index,(2) which returned 10.4 percent in the same eight-month period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (APRIL 29, 2005), AS OF DECEMBER 31, 2005, IS 8.87 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

--------------------------------------------------------------------------------

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. The greatest detractor to the fund's performance relative to its benchmark in the fiscal period, was stock selection in the consumer staples sector. Consumer staples companies include those that produce or sell regularly consumed goods, such as food, beverages, tobacco, prescription drugs, and household products. The fund was hurt because it did not own certain strong-performing holdings that were held by the index during the period. In addition, the fund's investment in Kraft Foods Inc., a global provider of branded foods and beverages, took away from performance. The company suffered due to the continuation of overall high commodity costs that affected profit margins.

     The fund's overweight position in the healthcare sector also hurt performance relative to its benchmark. Over-exposure to an overall poor performing sector for the fiscal period proved to be a detractor.

     The greatest contributor to fund performance relative to its benchmark for the fiscal period was stock selection in the materials and processing sector. Two gold companies, Newmont Mining Corp. and Barrick Gold Corp., reported strong financials driven by high gold prices. In addition, Monsanto, a provider of technology-based solutions and agricultural products that improve farm productivity, reported favorable earnings and prospects for growth based on the success of its corn seeds and traits business, as well as the acquisitions of two seed businesses.

     Stock selection in the technology sector also helped fund performance relative to its benchmark. Motorola, a communications technology and electronics company, benefited from competitive products. Another technology holding, Hewlett-Packard, a provider of personal computers, printers, and related products, reported strong performance. Also, Corning Inc., a diversified technology company with expertise in specialty glass, ceramic, and other materials serving the telecommunications, flat panel display, environmental, semiconductor, and life sciences industries, reported good returns driven by the company's increased participation into the LCD television market.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------

A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P Super Composite 1500(R) Index, combines the S&P 500(R), S&P MidCap 400(R), and S&P SmallCap 600(R) indexes and is an efficient way to create a broad market portfolio representing 90 percent of U.S. equities.

(2) Russell 1000(R) Index: This index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92 percent of the total market capitalization of the Russell 3000(R) Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuation.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000(R) Index and the S&P 500(R) Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                  THE FUND (CLASS VC SHARES)   RUSSELL 1000(R)
                      AT NET ASSET VALUE          INDEX(1)       S&P 500(R) INDEX(1)
Apr 29, 2005               $  10,000              $  10,000           $  10,000
May 31, 2005               $  10,330              $  10,355           $  10,318
Jun 30, 2005               $  10,310              $  10,397           $  10,332
Jul 31, 2005               $  10,660              $  10,802           $  10,717
Aug 31, 2005               $  10,630              $  10,708           $  10,619
Sep 30, 2005               $  10,730              $  10,808           $  10,705
Oct 31, 2005               $  10,580              $  10,618           $  10,527
Nov 30, 2005               $  10,850              $  11,022           $  10,924
Dec 31, 2005               $  10,886              $  11,037           $  10,928

                AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED
                                DECEMBER 31, 2005

                                                LIFE OF CLASS
                              CLASS VC(2)           8.87%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 29, 2005.

(2) The Class VC shares were first offered on April 29, 2005. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/05 - 12/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           BEGINNING      ENDING     EXPENSES PAID
                                            ACCOUNT      ACCOUNT      DURING THE
                                             VALUE        VALUE         PERIOD+
                                             -----        -----         -------
                                                                       7/1/05 -
                                             7/1/05     12/31/05       12/31/05
                                             ------     --------       --------
CLASS VC
Actual                                     $ 1,000.00   $ 1,056.00     $ 5.65
Hypothetical (5% Return Before Expenses)   $ 1,000.00   $ 1,019.71     $ 5.55

+ Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2005

SECTOR*                            %**
Auto & Transportation              1.16%
Consumer Discretionary             4.29%
Consumer Staples                  15.11%
Financial Services                12.41%
Healthcare                        22.52%
Integrated Oils                    3.57%
Materials & Processing             5.80%
Other                              4.78%
Other Energy                       2.62%
Producer Durables                  4.06%
Short-Term Investment              4.53%
Technology                        12.68%
Utilities                          6.47%
Total                            100.00%

 * A sector may comprise several industries.
** Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
COMMON STOCKS 97.85%

AEROSPACE 0.48%
Lockheed Martin Corp.                                                   379   $         24
                                                                              ------------
AGRICULTURE, FISHING & RANCHING 1.86%
Monsanto Co.                                                          1,195             93
                                                                              ------------
BANKS: NEW YORK CITY 1.42%
Bank of New York Co., Inc. (The)                                      1,053             33
JPMorgan Chase & Co.                                                    950             38
                                                                              ------------
TOTAL                                                                                   71
                                                                              ------------
BANKS: OUTSIDE NEW YORK CITY 2.16%
Bank of America Corp.                                                 1,087             50
SunTrust Banks, Inc.                                                    171             13
Wachovia Corp.                                                          621             33
Wells Fargo & Co.                                                       198             12
                                                                              ------------
TOTAL                                                                                  108
                                                                              ------------
BEVERAGE: SOFT DRINKS 2.67%
Coca-Cola Co. (The)                                                     751             30
PepsiCo, Inc.                                                         1,739            103
                                                                              ------------
TOTAL                                                                                  133
                                                                              ------------
BIOTECHNOLOGY RESEARCH & PRODUCTION 3.51%
Baxter Int'l., Inc.                                                   1,979             74
Genzyme Corp.*                                                          813             58
ImClone Systems, Inc.*                                                1,245             43
                                                                              ------------
TOTAL                                                                                  175
                                                                              ------------
CHEMICALS 0.92%
Praxair, Inc.                                                           866             46
                                                                              ------------
COMMUNICATIONS TECHNOLOGY 4.61%
Corning, Inc.*                                                        3,277             64
Motorola, Inc.                                                        3,861             87
QUALCOMM, Inc.                                                        1,826             79
                                                                              ------------
TOTAL                                                                                  230
                                                                              ------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS 2.57%
Microsoft Corp.                                                       4,242   $        111
Oracle Corp.*                                                         1,362             17
                                                                              ------------
TOTAL                                                                                  128
                                                                              ------------
COMPUTER TECHNOLOGY 2.28%
Dell, Inc.*                                                             839             25
EMC Corp.*                                                              910             13
Hewlett-Packard Co.                                                   1,856             53
Int'l. Business Machines Corp.                                          283             23
                                                                              ------------
TOTAL                                                                                  114
                                                                              ------------
CONSUMER PRODUCTS 0.60%
Kimberly-Clark Corp.                                                    502             30
                                                                              ------------
DIVERSIFIED FINANCIAL SERVICES 1.80%
American Express Co.                                                    283             15
Citigroup, Inc.                                                       1,038             50
Marsh & McLennan Cos., Inc.                                             801             25
                                                                              ------------
TOTAL                                                                                   90
                                                                              ------------
DRUG & GROCERY STORE CHAINS 2.56%
CVS Corp.                                                             1,488             40
Kroger Co. (The)*                                                     3,652             69
Walgreen Co.                                                            435             19
                                                                              ------------
TOTAL                                                                                  128
                                                                              ------------
DRUGS & PHARMACEUTICALS 12.74%
Abbott Laboratories                                                   1,806             71
Bristol-Myers Squibb Co.                                              1,986             46
Gilead Sciences, Inc.*                                                  749             39
GlaxoSmithKline plc ADR                                               1,403             71
Johnson & Johnson                                                     1,235             74
MedImmune, Inc.*                                                      1,063             37
Novartis AG ADR                                                       1,878             99
Pfizer, Inc.                                                          3,797             88
Wyeth                                                                 2,404            111
                                                                              ------------
TOTAL                                                                                  636
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS 1.60%
Emerson Electric Co.                                                  1,067   $         80
                                                                              ------------
ELECTRONICS: MEDICAL SYSTEMS 1.82%
Medtronic, Inc.                                                       1,583             91
                                                                              ------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 1.42%
Intel Corp.                                                           1,653             41
Texas Instruments Inc.                                                  942             30
                                                                              ------------
TOTAL                                                                                   71
                                                                              ------------
ELECTRONICS: TECHNOLOGY 2.10%
General Dynamics Corp.                                                  539             61
Raytheon Co.                                                          1,097             44
                                                                              ------------
TOTAL                                                                                  105
                                                                              ------------
ENGINEERING & CONTRACTING SERVICES 0.58%
Fluor Corp.                                                             380             29
                                                                              ------------
ENTERTAINMENT 0.74%
Walt Disney Co. (The)                                                 1,524             37
                                                                              ------------
FERTILIZERS 0.20%
Potash Corp. of Saskatchewan Inc.(a)                                    121             10
                                                                              ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 1.54%
Automatic Data Processing, Inc.                                       1,670             77
                                                                              ------------
FOODS 3.27%
Campbell Soup Co.                                                     2,078             62
H.J. Heinz Co.                                                          653             22
Kraft Foods, Inc. Class A                                             2,798             79
                                                                              ------------
TOTAL                                                                                  163
                                                                              ------------
GOLD 2.38%
Barrick Gold Corp.(a)                                                 1,193             33
Newmont Mining Corp.                                                  1,610             86
                                                                              ------------
TOTAL                                                                                  119
                                                                              ------------
HEALTH & PERSONAL CARE 1.54%
Medco Health Solutions, Inc.*                                           445   $         25
WellPoint, Inc.*                                                        654             52
                                                                              ------------
TOTAL                                                                                   77
                                                                              ------------
HEALTHCARE MANAGEMENT SERVICES 1.46%
UnitedHealth Group Inc.                                               1,180             73
                                                                              ------------
IDENTIFICATION CONTROL & FILTER DEVICES 1.02%
Parker Hannifin Corp.                                                   767             51
                                                                              ------------
INSURANCE: MULTI-LINE 5.09%
Aflac, Inc.                                                           1,108             51
American Int'l. Group, Inc.                                           1,485            101
CIGNA Corp.                                                             339             38
Hartford Financial Services Group, Inc. (The)                           744             64
                                                                              ------------
TOTAL                                                                                  254
                                                                              ------------
INSURANCE: PROPERTY-CASUALTY 0.68%
XL Capital Ltd. Class A(a)                                              508             34
                                                                              ------------
MACHINERY: AGRICULTURAL 0.54%
Deere & Co.                                                             395             27
                                                                              ------------
MACHINERY: CONSTRUCTION & HANDLING 0.52%
Caterpillar, Inc.                                                       458             26
                                                                              ------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES 2.69%
Baker Hughes, Inc.                                                      910             55
Schlumberger Ltd.(a)                                                    809             79
                                                                              ------------
TOTAL                                                                                  134
                                                                              ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 2.00%
St. Jude Medical, Inc.*                                                 959             48
Zimmer Holdings, Inc.*                                                  766             52
                                                                              ------------
TOTAL                                                                                  100
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
MISCELLANEOUS 1.04%
iShares MSCI Japan Index Fund                                         3,816   $         52
                                                                              ------------
MISCELLANEOUS CONSUMER STAPLES 1.48%
Diageo plc ADR                                                        1,262             74
                                                                              ------------
MULTI-SECTOR COMPANIES 3.87%
General Electric Co.                                                  4,745            166
Honeywell Int'l., Inc.                                                  713             27
                                                                              ------------
TOTAL                                                                                  193
                                                                              ------------
OIL: INTEGRATED DOMESTIC 0.46%
ConocoPhillips                                                          404             23
                                                                              ------------
OIL: INTEGRATED INTERNATIONAL 3.19%
Chevron Corp.                                                           945             53
Exxon Mobil Corp.                                                     1,881            106
                                                                              ------------
TOTAL                                                                                  159
                                                                              ------------
RAILROADS 0.70%
Union Pacific Corp.                                                     438             35
                                                                              ------------
RETAIL 1.88%
Wal-Mart Stores, Inc.                                                 2,013             94
                                                                              ------------
SHOES 1.18%
NIKE, Inc. Class B                                                      675             59
                                                                              ------------
SOAPS & HOUSEHOLD CHEMICALS 5.53%
Clorox Co. (The)                                                        555             31
Colgate-Palmolive Co.                                                 1,422             78
Procter & Gamble Co. (The)                                            2,881            167
                                                                              ------------
TOTAL                                                                                  276
                                                                              ------------
TRANSPORTATION MISCELLANEOUS 0.49%
United Parcel Service, Inc. Class B                                     322             24
                                                                              ------------
UTILITIES: CABLE TV & RADIO 0.92%
Comcast Corp. Special Class A*                                        1,790             46
                                                                              ------------
UTILITIES: ELECTRICAL 2.85%
PG&E Corp.                                                            1,472   $         55
Progress Energy, Inc.                                                   858             38
Southern Co.                                                          1,426             49
                                                                              ------------
TOTAL                                                                                  142
                                                                              ------------
UTILITIES: TELECOMMUNICATIONS 2.89%
AT&T Inc.                                                             2,199             54
BellSouth Corp.                                                       1,137             31
Sprint Nextel Corp.                                                   1,094             26
Verizon Communications, Inc.                                          1,108             33
                                                                              ------------
TOTAL                                                                                  144
                                                                              ------------
TOTAL COMMON STOCKS
(cost $4,782,926)                                                                    4,885
                                                                              ============

                                                                  PRINCIPAL
                                                                     AMOUNT
                                                                      (000)
                                                               ------------
SHORT-TERM INVESTMENT 4.65%

REPURCHASE AGREEMENT 4.65%

Repurchase Agreement dated 12/30/2005, 3.60% due 1/3/2006
with State Street Bank & Trust Co. collateralized by
$240,000 of Federal Home Loan Mortgage Corp. at 5.50% due
11/16/2015; value: $241,200; proceeds: $232,162
(cost $232,069)                                                $        232            232
                                                                              ============
TOTAL INVESTMENTS IN SECURITIES 102.50%
(cost $5,014,995)                                                                    5,117
                                                                              ============
LIABILITIES IN EXCESS OF OTHER ASSETS (2.50%)                                         (125)
                                                                              ------------
NET ASSETS 100.00%                                                            $      4,992
                                                                              ============

  *  Non-income producing security.
(a)  Foreign security traded in U.S. dollars.
ADR  American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (cost $5,014,995)                $  5,116,774
Receivables:
  Interest and dividends                                                   7,199
  Capital shares sold                                                      8,945
  From advisor                                                            19,197
Prepaid expenses                                                               4
--------------------------------------------------------------------------------
TOTAL ASSETS                                                           5,152,119
--------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment securities purchased                                         99,085
  Capital shares reacquired                                                   62
  Management fee                                                           2,718
  Fund administration                                                        155
  Directors' fees                                                            128
Accrued expenses and other liabilities                                    57,883
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        160,031
================================================================================
NET ASSETS                                                          $  4,992,088
================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $  4,870,112
Undistributed net investment income                                          455
Accumulated net realized gain on investments                              19,742
Net unrealized appreciation on investments                               101,779
--------------------------------------------------------------------------------
NET ASSETS                                                          $  4,992,088
================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK
  AUTHORIZED, $.001 PAR VALUE)                                           459,497
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                        $      10.86
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

                                                                           APRIL 29, 2005*
                                                                      TO DECEMBER 31, 2005
INVESTMENT INCOME:
Dividends                                                                       $   25,611
Interest                                                                             4,331
Foreign withholding tax                                                                (26)
------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                             29,916
------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                      10,956
Shareholder servicing                                                                2,774
Professional                                                                        30,067
Reports to shareholders                                                             35,410
Fund administration                                                                    626
Custody                                                                             52,072
Directors' fees                                                                        140
Registration                                                                           333
Other                                                                                  465
------------------------------------------------------------------------------------------
Gross expenses                                                                     132,843
  Expense reductions (See Note 7)                                                      (24)
  Expenses assumed by advisor (See Note 3)                                        (115,614)
------------------------------------------------------------------------------------------
NET EXPENSES                                                                        17,205
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                               12,711
==========================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                             19,742
Net change in unrealized appreciation (depreciation) on investments                101,779
==========================================================================================
NET REALIZED AND UNREALIZED GAIN                                                   121,521
==========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $  134,232
==========================================================================================

* Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                           APRIL 29, 2005*
INCREASE IN NET ASSETS                                                TO DECEMBER 31, 2005
OPERATIONS:
Net investment income                                                         $     12,711
Net realized gain (loss) on investments                                             19,742
Net change in unrealized appreciation (depreciation) on investments                101,779
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               134,232
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                              (12,256)
==========================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                    4,964,876
Reinvestment of distributions                                                       12,256
Cost of shares reacquired                                                         (107,020)
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS             4,870,112
==========================================================================================
NET INCREASE IN NET ASSETS                                                       4,992,088
==========================================================================================
NET ASSETS:
Beginning of period                                                                      -
------------------------------------------------------------------------------------------
END OF PERIOD                                                                 $  4,992,088
==========================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                           $        455
==========================================================================================

* Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                    4/29/2005(c)
                                                                         TO
                                                                     12/31/2005
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                $      10.00
                                                                    ============
Investment operations:
  Net investment income(a)                                                   .06
  Net realized and unrealized gain (loss)                                    .83
                                                                    ------------
    Total from investment operations                                         .89
                                                                    ------------
Distributions to shareholders from:
  Net investment income                                                     (.03)
                                                                    ------------
    Total distributions                                                     (.03)
                                                                    ------------
NET ASSET VALUE, END OF PERIOD                                      $      10.86
                                                                    ============
Total Return(b)                                                             8.87%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and expenses assumed                .74%(d)
  Expenses, excluding expense reductions and expenses assumed               7.79%(e)
  Net investment income                                                     1.41%(e)

                                                                    4/29/2005(c)
                                                                         TO
SUPPLEMENTAL DATA:                                                   12/31/2005
--------------------------------------------------------------------------------
  Net assets, end of period (000)                                   $      4,992
  Portfolio turnover rate                                                  24.42%
================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of investment operations.
(d) Not annualized.
(e) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Large-Cap Core Portfolio (the "Fund"). The Fund is diversified as defined under the Act. The Fund commenced operations and was capitalized with a $200,000 investment from Lord, Abbett & Co. LLC ("Lord Abbett") on April 29, 2005.

The investment objective of the Fund is growth of capital and growth of income consistent with reasonable risk. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investments.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion            .70%
Next $1 billion             .65%
Over $2 billion             .60%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period ended December 31, 2005, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the Fund's expenses (excluding management fees) did not exceed an annualized rate of .40% of average daily net assets. A similar agreement is in place through April 30, 2007.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2005, the Fund incurred expenses of $1,783 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the period ended December 31, 2005 are as follows:

                                        12/31/2005
--------------------------------------------------
Distributions paid from:
Ordinary income                        $    12,256
--------------------------------------------------
  Total distributions paid             $    12,256
==================================================

As of December 31, 2005, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net    $    23,523
--------------------------------------------------
  Total undistributed earnings         $    23,523
Temporary differences                         (128)
Unrealized gains - net                      98,581
--------------------------------------------------
  Total accumulated earnings - net     $   121,976
==================================================

As of December 31, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                               $ 5,018,193
--------------------------------------------------
Gross unrealized gain                      169,992
Gross unrealized loss                      (71,411)
--------------------------------------------------
  Net unrealized security gain         $    98,581
==================================================

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2005 are as follows:

PURCHASES      SALES
------------------------
$ 5,326,327    $ 563,143

There were no purchases or sales of U.S. Government securities during the period ended December 31, 2005.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' Fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other and other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                            PERIOD ENDED
                                                      DECEMBER 31, 2005*
------------------------------------------------------------------------
Shares sold                                                      468,257
Reinvestment of distributions                                      1,122
Shares reacquired                                                 (9,882)
------------------------------------------------------------------------
Increase                                                         459,497
------------------------------------------------------------------------

*For the period April 29, 2005 (commencement of investment operations) to December 31, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - LARGE-CAP CORE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Series Fund, Inc. - Large-Cap Core Portfolio (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statements of operations and changes in net assets and financial highlights for the period from April 29, 2005 (commencement of investment operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Large-Cap Core Portfolio as of December 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the period from April 29, 2005 (commencement of investment operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 13, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                     WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Director since 1995;  Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC        Chairman since 1996   Executive Officer of Lord Abbett
90 Hudson Street                                    since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                     WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW             Director since 1994   Managing General Partner, Bigelow   Currently serves as
Lord, Abbett & Co. LLC                              Media, LLC (since 2000); Senior     director of Adelphia
c/o Legal Dept.                                     Adviser, Time Warner Inc. (1998 -   Communications, Inc., Crane
90 Hudson Street                                    2000); Acting Chief Executive       Co., and Huttig Building
Jersey City, NJ 07302                               Officer of Courtroom Television     Products Inc.
(1941)                                              Network (1997 - 1998); President
                                                    and Chief Executive Officer of
                                                    Time Warner Cable Programming,
                                                    Inc. (1991 - 1997).

WILLIAM H.T. BUSH             Director since 1998   Co-founder and Chairman of the      Currently serves as
Lord, Abbett & Co. LLC                              Board of the financial advisory     director of WellPoint, Inc.
c/o Legal Dept.                                     firm of Bush-O'Donnell & Company    (since 2002), and
90 Hudson Street                                    (since 1986).                       Engineered Support Systems,
Jersey City, NJ 07302                                                                   Inc. (since 2000).
(1938)

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                     WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.        Director since 1998   Managing Director of Monitor        Currently serves as
Lord, Abbett & Co. LLC                              Clipper Partners (since 1997) and   director of Avondale, Inc.
c/o Legal Dept.                                     President of Clipper Asset          and Interstate Bakeries
90 Hudson Street                                    Management Corp. (since 1991),      Corp.
Jersey City, NJ 07302                               both private equity investment
(1942)                                              funds.

JULIE A. HILL                 Director since 2004   Owner and CEO of the Hillsdale      Currently serves as
Lord, Abbett & Co. LLC                              Companies, a business consulting    director of WellPoint,
c/o Legal Dept.                                     firm (since 1998); Founder,         Inc.; Resources Connection
90 Hudson Street                                    President and Owner of the          Inc.; and Holcim (US) Inc.
Jersey City, NJ 07302                               Hiram-Hill and Hillsdale            (a subsidiary of Holcim
(1946)                                              Development Companies (1998 -       Ltd.).
                                                    2000).

FRANKLIN W. HOBBS             Director since 2001   Former Chief Executive Officer of   Currently serves as
Lord, Abbett & Co. LLC                              Houlihan Lokey Howard & Zukin, an   director of Adolph Coors
c/o Legal Dept.                                     investment bank (January 2002 -     Company.
90 Hudson Street                                    April 2003); Chairman of Warburg
Jersey City, NJ 07302                               Dillon Read (1999 - 2001); Global
(1947)                                              Head of Corporate Finance of SBC
                                                    Warburg Dillon Read (1997 - 1999);
                                                    Chief Executive Officer of Dillon,
                                                    Read & Co. (1994 - 1997).

C. ALAN MACDONALD             Director since 1989   Retired - General Business and      Currently serves as
Lord, Abbett & Co. LLC                              Governance Consulting (since        director of H.J. Baker
c/o Legal Dept.                                     1992); formerly President and CEO   (since 2003).
90 Hudson Street                                    of Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF                Director since 1989   Chairman of Spencer Stuart (U.S.),  Currently serves as
Lord, Abbett & Co. LLC                              an executive search consulting      director of Ace, Ltd.
c/o Legal Dept.                                     firm (since 1996); President of     (since 1997) and Hewitt
90 Hudson Street                                    Spencer Stuart (1979 - 1996).       Associates, Inc.
Jersey City, NJ 07302
(1937)

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION      LENGTH OF SERVICE           PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND        OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Chief Executive        Elected in 1995      Managing Partner and Chief Executive
(1945)                        Officer and President                       Officer of Lord Abbett (since 1996).

NAME AND                        CURRENT POSITION      LENGTH OF SERVICE           PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND        OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
SHOLOM DINSKY                 Executive Vice         Elected in 2003      Partner and Large Cap Value
(1944)                        President                                   Investment Manager, joined Lord
                                                                          Abbett in 2000.

KEVIN P. FERGUSON             Executive Vice         Elected in 2003      Partner and Mid Cap Growth
(1964)                        President                                   Investment Manager, joined Lord
                                                                          Abbett in 1999.

ROBERT P. FETCH               Executive Vice         Elected in 2003      Partner and Small-Cap Value Senior
(1953)                        President                                   Investment Manager, joined Lord
                                                                          Abbett in 1995.

DANIEL H. FRASCARELLI         Executive Vice         Elected in 2003      Partner and Investment Manager,
(1954)                        President                                   joined Lord Abbett in 1990.

KENNETH G. FULLER             Executive Vice         Elected in 2003      Investment Manager - Large Cap
(1945)                        President                                   Value, joined Lord Abbett in 2002;
                                                                          formerly Portfolio Manager and
                                                                          Senior Vice President at Pioneer
                                                                          Investment Management, Inc.

HOWARD E. HANSEN              Executive Vice         Elected in 1999      Partner and Investment Manager,
(1961)                        President                                   joined Lord Abbett in 1995.

TODD D. JACOBSON              Executive Vice         Elected in 2005      Investment Manager, International
(1966)                        President                                   Core Equity, joined Lord Abbett in
                                                                          2003; formerly Director and
                                                                          Portfolio Manager at Warburg Pincus
                                                                          Asset Management and Credit Suisse
                                                                          Asset Management (2002 - 2003);
                                                                          prior thereto Associate Portfolio
                                                                          Manager of Credit Suisse Asset
                                                                          Management.

ELI M. SALZMANN               Executive Vice         Elected in 1999      Partner and Director of
(1964)                        President                                   Institutional Equity Investments,
                                                                          joined Lord Abbett in 1997.

CHRISTOPHER J. TOWLE          Executive Vice         Elected in 1999      Partner and Investment Manager,
(1957)                        President                                   joined Lord Abbett in 1987.

EDWARD K. VON DER LINDE       Executive Vice         Elected in 1999      Partner and Investment Manager,
(1960)                        President                                   joined Lord Abbett in 1988.

EILEEN K. BANKO               Vice President         Elected in 1999      Equity Analyst, joined Lord Abbett
(1967)                                                                    in 1990.

NAME AND                        CURRENT POSITION      LENGTH OF SERVICE           PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND        OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
JAMES BERNAICHE               Chief Compliance       Elected in 2004      Chief Compliance Officer, joined
(1956)                        Officer                                     Lord Abbett in 2001; formerly Vice
                                                                          President and Chief Compliance
                                                                          Officer with Credit Suisse Asset
                                                                          Management.

JOAN A. BINSTOCK              Chief Financial        Elected in 1999      Partner and Chief Operations
(1954)                        Officer and Vice                            Officer, joined Lord Abbett in 1999.
                              President

DAVID G. BUILDER              Vice President         Elected in 1999      Equity Analyst, joined Lord Abbett
(1954)                                                                    in 1998.

JOHN K. FORST                 Vice President and     Elected in 2005      Deputy General Counsel, joined Lord
(1960)                        Assistant Secretary                         Abbett in 2004; prior thereto
                                                                          Managing Director and Associate
                                                                          General Counsel at New York Life
                                                                          Investment Management LLC (2002 -
                                                                          2003); formerly Attorney at Dechert
                                                                          LLP (2000 - 2002).

MICHAEL S. GOLDSTEIN          Vice President         Elected in 1999      Partner and Fixed Income Investment
(1968)                                                                    Manager, joined Lord Abbett in 1997.

GERARD S. E. HEFFERNAN, JR.   Vice President         Elected in 2003      Partner and Research Analyst, joined
(1963)                                                                    Lord Abbett in 1998.

ELLEN G. ITSKOVITZ            Vice President         Elected in 2001      Partner and Senior Research Analyst,
(1957)                                                                    joined Lord Abbett in 1998.

LAWRENCE H. KAPLAN            Vice President and     Elected in 1997      Partner and General Counsel, joined
(1957)                        Secretary                                   Lord Abbett in 1997.

MAREN LINDSTROM               Vice President         Elected in 2001      Partner and Fixed Income Investment
(1962)                                                                    Manager, joined Lord Abbett in 2000.

VINCENT J. MCBRIDE            Vice President         Elected in 2005      Senior Investment Manager,
(1964)                                                                    International Core Equity, joined
                                                                          Lord Abbett in 2003; formerly
                                                                          Managing Director and Portfolio
                                                                          Manager at Warburg Pincus Asset
                                                                          Management and Credit Suisse Asset
                                                                          Management.

ROBERT G. MORRIS              Vice President         Elected in 1995      Partner and Chief Investment
(1944)                                                                    Officer, joined Lord Abbett in 1991.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                        CURRENT POSITION      LENGTH OF SERVICE           PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND        OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III       Vice President         Elected in 1998      Partner and Manager of Equity
(1959)                                                                    Trading, joined Lord Abbett in 1983.

HAROLD E. SHARON              Vice President         Elected in 2005      Investment Manager and Director,
(1960)                                                                    International Core Equity, joined
                                                                          Lord Abbett in 2003; formerly
                                                                          Financial Industry Consultant for
                                                                          Venture Capitalist (2001 - 2003);
                                                                          prior thereto Managing Director of
                                                                          Warburg Pincus Asset Management and
                                                                          Credit Suisse Asset Management.

CHRISTINA T. SIMMONS          Vice President and     Elected in 2001      Assistant General Counsel, joined
(1957)                        Assistant Secretary                         Lord Abbett in 1999.

PAUL J. VOLOVICH              Vice President         Elected in 2005      Investment Manager - Large Cap Core
(1973)                                                                    Fund, joined Lord Abbett in 1997.

BERNARD J. GRZELAK            Treasurer              Elected in 2003      Director of Fund Administration,
(1971)                                                                    joined Lord Abbett in 2003; formerly
                                                                          Vice President, Lazard Asset
                                                                          Management LLC (2000 - 2003); prior
                                                                          thereto Manager of Deloitte & Touche
                                                                          LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 7 and 8, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2005, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board also considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund had commenced investment operations on April 29, 2005 and accordingly had a very limited performance record. The Board observed that the Fund's performance was in the third quintile of its performance universe for the period since inception and was below that of the Lipper Large-Cap Core Index for that same period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual and actual management and administrative services fees were approximately the same as the median of the peer group. The Board observed that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees to forty basis points. The Board also observed that the total expense ratio of the Fund was approximately the same as the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and with respect to the Fund was not excessive.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule adequately addressed any economies of scale in managing the Fund.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, 71.53% of the Fund's ordinary income distribution qualified for the dividends received deduction.

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

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

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

[LORD ABBETT(R) LOGO]

    This report when not used for the general
 information of shareholders of the fund, is to
 be distributed only if preceded or accompanied
          by a current fund prospectus.                Lord Abbett Series Fund, Inc.
                                                             Large-Cap Core Portfolio
Lord Abbett mutual fund shares are distributed by                                         LASFLCC-2-1205
           LORD ABBETT DISTRIBUTOR LLC                                                            (2/06)

[LORD ABBETT LOGO]

2005
ANNUAL
   REPORT

LORD ABBETT
  SERIES FUND-
  MID-CAP VALUE PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND - MID-CAP VALUE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - Mid-Cap Value Portfolio's strategies and performance for the year ended December 31, 2005. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Despite a backdrop of favorable macroeconomic factors, including above-trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the
Fed) would stymie the economic expansion with excessive interest rate hikes. A fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

   Economic output, impeded by surging energy prices and devastating hurricanes, moderated slightly in 2005, to an approximate year-over-year real growth rate of
3.6 percent. With the economy growing faster than its historical average, the unemployment rate fell 0.5 percent during the year, to 4.9 percent of the workforce by year-end 2005. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earning power of equities.

   In 2005, the price multiple, or price-to-earnings ratio (P/E), of the broad market, the S&P Super Composite 1500(R) Index,(1) declined 2 points, even though aftertax corporate profits surged over 20 percent year over year. Market participants clearly had little confidence in the sustainability of profit growth, with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned, as the cost of crude retreated in October and November.

   Mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid caps returned 11.3 percent in the year, dominating the equity markets. Small caps also fared well, rising 6.7 percent. The largest companies saw their market value decline by 0.9 percent. For the most part,

--------------------------------------------------------------------------------

growth outperformed value, except in the struggling large-cap indexes, where investors clung to quality and noncyclical names. In the S&P Super Composite 1500 Index, the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counterweights, tempering the overall performance of equities.

   In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling off, with the proceeds flowing into industrial and material names.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2005?

A: The fund returned 8.2 percent, reflecting performance at the net asset value
(NAV) of Class VC shares, with all distributions reinvested, compared with its benchmark, the Russell Midcap(R) Value Index,(2) which returned 12.7 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, AS OF DECEMBER 31, 2005, ARE: 1 YEAR: 8.22 PERCENT, 5 YEARS: 10.30 PERCENT, AND SINCE INCEPTION (SEPTEMBER 15, 1999): 15.34 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

   PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The largest detractors to fund performance relative to its benchmark for the year were stock selection and an overweight position in the consumer discretionary sector. The consumer discretionary sector includes stocks within the consumer durables, apparel, media, hotel, and leisure industries. Interpublic Group Co., an advertising and marketing services company, declined following the announcement of lower-than-expected quarterly earnings. Operating margins declined as revenues did not meet analysts' expectations due to weak organic growth, including account losses from earlier in the

--------------------------------------------------------------------------------

year and net divestitures. Westwood One, Inc., a provider of radio and TV programming, also underperformed, driven by a slower than expected turnaround in radio advertising, which led the company to reduce its financial guidance for 2005.

   Stock selection in the materials and processing sector also hurt fund performance relative to its benchmark. Two packaging companies, Meadwestvaco Corp. and Pactiv Corp., disappointed primarily due to higher energy costs and increased commodity chemicals costs caused by the impact of the hurricanes on the petrochemical industry along the Gulf Coast.

   An overweight position and stock selection in the other energy sector were contributors to fund performance relative to its benchmark for the year. Halliburton Co. and GlobalSantaFe Corp., two oil field services companies, aided performance as rising demand for their services and products drove revenues and earnings. EOG Resources, Inc., a natural gas holding, also reported good returns as a result of robust gas prices and an apparently successful development of a major property in Texas.

   Stock selection and an underweight position in the consumer staples also helped fund performance relative to its benchmark. Consumer staples companies include those that produce or sell regularly consumed goods, such as food, beverages, tobacco, and household products. Dean Foods, a food and beverage company that processes milk and other dairy products, performed well. The company's dairy business returned to normal profits after an unusually difficult 2004.

   THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

   A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P Super Composite 1500(R) Index combines the S&P 500(R), S&P MidCap 400(R), and S&P SmallCap 600(R) indexes and is an efficient way to create a broad market portfolio representing 90 percent of U.S. equities.
(2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are members of the Russell 1000(R) Value index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

--------------------------------------------------------------------------------

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuation.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap(R) Value Index and the S&P MidCap 400/Barra Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2005

                  THE FUND (CLASS VC SHARES)   RUSSELL MIDCAP(R)   S&P MIDCAP 400/BARRA
                      AT NET ASSET VALUE        VALUE INDEX(1)        VALUE INDEX(1)
Sep 15, 1999              $  10,000                $  10,000            $  10,000
Dec 31, 1999              $   9,867                $   9,898            $  10,166
Dec 31, 2000              $  15,041                $  11,796            $  12,997
Dec 31, 2001              $  16,252                $  12,071            $  13,925
Dec 31, 2002              $  14,663                $  10,908            $  12,519
Dec 31, 2003              $  18,292                $  15,060            $  17,549
Dec 31, 2004              $  22,689                $  18,629            $  20,871
Dec 31, 2005              $  24,554                $  20,986            $  23,292

                                 1 YEAR   5 YEARS   LIFE OF CLASS
               CLASS VC(2)        8.22%    10.30%       15.34%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on September 15, 1999.
(2) The Class VC shares commenced operations on September 15, 1999. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 through December 31, 2005).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/05 - 12/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           BEGINNING     ENDING      EXPENSES PAID
                                            ACCOUNT     ACCOUNT       DURING THE
                                             VALUE       VALUE          PERIOD+
                                           ---------    --------     -------------
                                                                       7/1/05 -
                                             7/1/05     12/31/05       12/31/05
                                           ---------    --------     -------------
CLASS VC
Actual                                     $ 1,000.00   $ 1,059.80       $ 6.02
Hypothetical (5% Return Before Expenses)   $ 1,000.00   $ 1,019.36       $ 5.90

+ Expenses are equal to the Fund's annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2005

SECTOR*                            %**
Auto & Transportation              2.82%
Consumer Discretionary            20.97%
Consumer Staples                   3.00%
Financial Services                13.43%
Healthcare                         6.41%
Materials & Processing            19.06%
Other Energy                       5.96%
Producer Durables                  5.03%
Short-Term Investment              3.72%
Technology                         9.07%
Utilities                         10.53%
Total                            100.00%

 *   A sector may comprise several industries.
**   Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
COMMON STOCKS 96.58%

ADVERTISING AGENCY 3.31%
Interpublic Group of Cos., Inc. (The)*                            2,200,900   $     21,239
R.H. Donnelley Corp.*                                               298,700         18,406
                                                                              ------------
TOTAL                                                                               39,645
                                                                              ------------
AGRICULTURE, FISHING & RANCHING 1.96%
Monsanto Co.                                                        302,600         23,461
                                                                              ------------
AUTO PARTS: AFTER MARKET 2.02%
Genuine Parts Co.                                                   549,700         24,143
                                                                              ------------
AUTO PARTS: ORIGINAL EQUIPMENT 0.82%
Dana Corp.                                                        1,360,500          9,768
                                                                              ------------
CHEMICALS 3.80%
Chemtura Corp.                                                    1,320,000         16,764
Eastman Chemical Co.                                                557,000         28,736
                                                                              ------------
TOTAL                                                                               45,500
                                                                              ------------
COMMUNICATIONS TECHNOLOGY 6.11%
ADC Telecommunications, Inc.*                                       663,331         14,819
Avaya Inc.*                                                       1,508,800         16,099
JDS Uniphase Corp.*                                               5,130,348         12,107
McAfee, Inc.*                                                       661,100         17,936
Tellabs, Inc.*                                                    1,113,523         12,137
                                                                              ------------
TOTAL                                                                               73,098
                                                                              ------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS 2.99%
Cadence Design Systems, Inc.*                                     1,322,200         22,372
Sybase, Inc.*                                                       616,200         13,470
                                                                              ------------
TOTAL                                                                               35,842
                                                                              ------------
CONSUMER PRODUCTS 3.22%
American Greetings Corp.                                            516,100         11,339
Snap-on Inc.                                                        520,900         19,565
Tupperware Brands Corp.                                             339,800          7,611
                                                                              ------------
TOTAL                                                                               38,515
                                                                              ------------
CONTAINERS & PACKAGING: PAPER & PLASTIC 2.37%
Pactiv Corp.*                                                     1,286,900   $     28,312
                                                                              ------------
DIVERSIFIED MANUFACTURING 2.00%
Ball Corp.                                                          603,600         23,975
                                                                              ------------
DRUG & GROCERY STORE CHAINS 1.81%
Kroger Co. (The)*                                                   545,500         10,299
Safeway Inc.                                                        480,400         11,366
                                                                              ------------
TOTAL                                                                               21,665
                                                                              ------------
DRUGS & PHARMACEUTICALS 3.86%
King Pharmaceuticals, Inc.*                                       1,466,400         24,812
Mylan Laboratories Inc.                                           1,071,050         21,378
                                                                              ------------
TOTAL                                                                               46,190
                                                                              ------------
ENERGY MISCELLANEOUS 2.15%
GlobalSantaFe Corp.(a)                                              535,400         25,779
                                                                              ------------
FERTILIZERS 2.96%
Mosaic Co. (The)*                                                 1,390,400         20,342
Potash Corp. of Saskatchewan Inc.(a)                                188,400         15,113
                                                                              ------------
TOTAL                                                                               35,455
                                                                              ------------
FOODS 1.20%
ConAgra Foods, Inc.                                                 238,300          4,833
Dean Foods Co.*                                                     230,300          8,673
TreeHouse Foods, Inc.*                                               44,660            836
                                                                              ------------
TOTAL                                                                               14,342
                                                                              ------------
HEALTHCARE MANAGEMENT SERVICES 1.19%
Aetna, Inc.                                                         150,700         14,212
                                                                              ------------
HOUSEHOLD FURNISHINGS 1.09%
Newell Rubbermaid Inc.                                              550,300         13,086
                                                                              ------------
IDENTIFICATION CONTROL & FILTER DEVICES 1.48%
Hubbell, Inc.                                                       391,900         17,682
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
INSURANCE: LIFE 1.41%
Conseco, Inc.*                                                      730,500   $     16,926
                                                                              ------------
INSURANCE: MULTILINE 2.67%
Genworth Financial, Inc. Class A                                    430,700         14,894
Safeco Corp.                                                        302,679         17,101
                                                                              ------------
TOTAL                                                                               31,995
                                                                              ------------
INSURANCE: PROPERTY-CASUALTY 7.57%
ACE Ltd.(a)                                                         230,900         12,339
Everest Re Group, Ltd.(a)                                           206,000         20,672
PartnerRe Ltd.(a)                                                   334,100         21,941
PMI Group, Inc.                                                     365,100         14,995
XL Capital Ltd. Class A(a)                                          306,400         20,645
                                                                              ------------
TOTAL                                                                               90,592
                                                                              ------------
MACHINERY: AGRICULTURAL 0.38%
CNH Global N.V.(a)                                                  246,740          4,575
                                                                              ------------
MACHINERY: ENGINES 1.62%
Cummins, Inc.                                                       216,300         19,409
                                                                              ------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES 1.91%
Halliburton Co.                                                     368,900         22,857
                                                                              ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 1.38%
Bausch & Lomb, Inc.                                                 243,800         16,554
                                                                              ------------
METAL FABRICATING 2.04%
Timken Co. (The)                                                    764,200         24,470
                                                                              ------------
MILLING: FRUIT & GRAIN PROCESSING 0.95%
Archer Daniels Midland Co.                                          460,115         11,346
                                                                              ------------
MISCELLANEOUS EQUIPMENT 1.57%
W.W. Grainger, Inc.                                                 263,400         18,728
                                                                              ------------
OIL: CRUDE PRODUCERS 1.91%
EOG Resources, Inc.                                                 312,000         22,891
                                                                              ------------
PAPER 3.04%
Bowater, Inc.                                                       519,200   $     15,950
MeadWestvaco Corp.                                                  727,400         20,389
                                                                              ------------
TOTAL                                                                               36,339
                                                                              ------------
PUBLISHING: MISCELLANEOUS 2.14%
R.R. Donnelley & Sons Co.                                           748,589         25,609
                                                                              ------------
RADIO & TV BROADCASTERS 1.97%
Clear Channel Communications, Inc.                                  291,900          9,180
Westwood One, Inc.                                                  883,500         14,401
                                                                              ------------
TOTAL                                                                               23,581
                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS 1.81%
Healthcare Realty Trust Inc.                                         40,300          1,341
Host Marriott Corp.                                               1,074,300         20,358
                                                                              ------------
TOTAL                                                                               21,699
                                                                              ------------
RESTAURANTS 2.08%
Brinker Int'l., Inc.                                                508,500         19,659
Yum! Brands, Inc.                                                   112,200          5,260
                                                                              ------------
TOTAL                                                                               24,919
                                                                              ------------
RETAIL 3.92%
Federated Department Stores, Inc.                                   233,096         15,461
Foot Locker, Inc.                                                   889,700         20,988
OfficeMax, Inc.                                                     412,300         10,456
                                                                              ------------
TOTAL                                                                               46,905
                                                                              ------------
SERVICES: COMMERCIAL 2.38%
Sabre Holdings Corp. Class A                                      1,183,000         28,522
                                                                              ------------
TEXTILES APPAREL MANUFACTURERS 0.92%
Tommy Hilfiger Corp.*(a)                                            681,100         11,061
                                                                              ------------
UTILITIES: ELECTRICAL 6.87%
Ameren Corp.                                                        441,000         22,597
CMS Energy Corp.*                                                 1,305,400         18,941

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2005

                                                                                     VALUE
INVESTMENTS                                                          SHARES          (000)
------------------------------------------------------------------------------------------
NiSource, Inc.                                                      854,600   $     17,827
Northeast Utilities System                                          857,400         16,882
Puget Energy, Inc.                                                  292,600          5,975
                                                                              ------------
TOTAL                                                                               82,222
                                                                              ------------
UTILITIES: GAS DISTRIBUTORS 0.43%
Southwest Gas Corp.                                                 193,900          5,119
                                                                              ------------
UTILITIES: TELECOMMUNICATIONS 3.27%
CenturyTel, Inc.                                                    376,100         12,471
PanAmSat Holding Corp.                                              352,500          8,636
Qwest Communications Int'l Inc.*                                  3,195,500         18,055
                                                                              ------------
TOTAL                                                                               39,162
                                                                              ------------
TOTAL COMMON STOCKS
(cost $993,434,243)                                                              1,156,151
                                                                              ============

                                                                  PRINCIPAL
                                                                     AMOUNT
                                                                      (000)
                                                                  ---------
SHORT-TERM INVESTMENT 3.73%

REPURCHASE AGREEMENT 3.73%

Repurchase Agreement dated 12/30/2005, 3.60% due 1/3/2006 with
State Street Bank & Trust Co. collateralized by $45,510,000 of
Federal Home Loan Mortgage Corp. at 5.25% due 10/19/2015;
value: $45,510,000; proceeds: $44,633,884
(cost $44,616,037)                                                $  44,616         44,616
                                                                              ============
TOTAL INVESTMENTS IN SECURITIES 100.31%
(cost $1,038,050,280)                                                            1,200,767
                                                                              ============
LIABILITIES IN EXCESS OF OTHER ASSETS (0.31%)                                       (3,747)
                                                                              ------------
NET ASSETS 100.00%                                                            $  1,197,020
                                                                              ============

  *  Non-income producing security.
(a)  Foreign security traded in U.S. dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (cost $1,038,050,280)        $  1,200,767,112
Receivables:
  Interest and dividends                                               1,471,016
  Capital shares sold                                                    663,397
Prepaid expenses                                                          11,403
--------------------------------------------------------------------------------
TOTAL ASSETS                                                       1,202,912,928
--------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment securities purchased                                      3,955,334
  Capital shares reacquired                                              677,913
  Management fee                                                         740,569
  Fund administration                                                     39,589
  Directors' fees                                                         40,315
Accrued expenses and other liabilities                                   439,610
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                      5,893,330
================================================================================
NET ASSETS                                                      $  1,197,019,598
================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                 $  1,006,025,821
Undistributed net investment income                                       19,947
Accumulated net realized gain on investments                          28,256,998
Net unrealized appreciation on investments                           162,716,832
--------------------------------------------------------------------------------
NET ASSETS                                                      $  1,197,019,598
================================================================================
OUTSTANDING SHARES (200 MILLION SHARES OF COMMON STOCK
  AUTHORIZED, $.001 PAR VALUE)                                        56,753,687
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                    $          21.09
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                              $  15,484,949
Interest and other                                                         1,262,765
Foreign withholding tax                                                      (25,568)
------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   16,722,146
------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                             7,654,849
Shareholder servicing                                                      3,130,104
Professional                                                                  51,127
Reports to shareholders                                                      149,191
Fund administration                                                          408,259
Custody                                                                       79,511
Directors' fees                                                               50,257
Registration                                                                  27,425
Other                                                                          8,609
------------------------------------------------------------------------------------
Gross expenses                                                            11,559,332
  Expense reductions (See Note 7)                                            (17,564)
------------------------------------------------------------------------------------
NET EXPENSES                                                              11,541,768
------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      5,180,378
====================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                   85,291,083
Net change in unrealized appreciation (depreciation) on investments         (133,049)
====================================================================================
NET REALIZED AND UNREALIZED GAIN                                          85,158,034
====================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $  90,338,412
====================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                         DECEMBER 31, 2005     DECEMBER 31, 2004
OPERATIONS:
Net investment income                                          $        5,180,378    $        2,576,668
Net realized gain (loss) on investments                                85,291,083            27,152,592
Net increase from payment by an affiliate on the disposal
  of investments in violation of investment restriction                         -                 5,274
Net change in unrealized appreciation (depreciation)
  on investments                                                         (133,049)          105,385,163
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   90,338,412           135,119,697
=======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                  (5,094,768)           (2,188,971)
Net realized gain                                                     (69,614,384)          (11,151,026)
-------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                   (74,709,152)          (13,339,997)
=======================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                         380,312,246           384,434,024
Net proceeds in connection with acquisition of
  Phoenix-Lord Abbett Mid-Cap Value Series (See Note 11)               29,922,414                     -
Reinvestment of distributions                                          74,709,152            13,339,997
Cost of shares reacquired                                            (137,981,366)          (56,732,354)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                                     346,962,446           341,041,667
=======================================================================================================
NET INCREASE IN NET ASSETS                                            362,591,706           462,821,367
=======================================================================================================
NET ASSETS:
Beginning of year                                                     834,427,892           371,606,525
-------------------------------------------------------------------------------------------------------
END OF YEAR                                                    $    1,197,019,598    $      834,427,892
=======================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                            $           19,947    $          136,259
=======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED 12/31
                                           ----------------------------------------------------------
                                             2005        2004          2003        2002        2001
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR         $  20.79    $  17.04      $  13.86    $  15.45    $  14.38
                                           ========    ========      ========    ========    ========
Investment operations:
  Net investment income(a)                      .11         .09           .11         .14         .13
  Net increase from payment by
    an affiliate on the disposal of
    investments in violation of
    investment restriction                        -           -(c)          -           -           -
  Net realized and unrealized gain (loss)      1.60        4.01          3.32       (1.65)       1.03
                                           --------    --------      --------    --------    --------
    Total from investment operations           1.71        4.10          3.43       (1.51)       1.16
                                           --------    --------      --------    --------    --------
Distributions to shareholders from:
  Net investment income                        (.10)       (.06)         (.08)       (.08)       (.05)
  Net realized gain                           (1.31)       (.29)         (.17)          -        (.04)
                                           --------    --------      --------    --------    --------
    Total distributions                       (1.41)       (.35)         (.25)       (.08)       (.09)
                                           --------    --------      --------    --------    --------
NET ASSET VALUE, END OF YEAR               $  21.09    $  20.79      $  17.04    $  13.86    $  15.45
                                           ========    ========      ========    ========    ========
Total Return(b)                                8.22%      24.04%(d)     24.75%      (9.78)%      8.05%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions
    and expenses assumed                       1.13%       1.17%         1.08%       1.11%        .99%
  Expenses, excluding expense reductions
    and expenses assumed                       1.13%       1.17%         1.08%       1.16%       1.20%

  Net investment income                         .51%        .46%          .75%        .95%        .88%

                                                                YEAR ENDED 12/31
                                           ----------------------------------------------------------
SUPPLEMENTAL DATA:                            2005         2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------
  Net assets, end of year (000)            $ 1,197,020   $ 834,428   $ 371,607   $ 145,827   $ 35,386
  Portfolio turnover rate                        24.67%      17.61%      15.38%      21.84%     27.83%
-----------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the year.
(b) Total return assumes the reinvestment of all distributions.
(c) Amount is less than $.01.
(d) The effect of payment from an affiliate for violation of investment restriction on total return is less than .01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers the Mid-Cap Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investments. The management fee is based on the Fund's average daily net assets at an annual rate of .75%. Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of .75% to the following annual rates:

..75% of the first $1 billion of average daily net assets;
..70% of the next $1 billion of average daily net assets;
..65% of average daily net assets over $2 billion.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2005, the Fund incurred expenses of $3,065,837 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the years ended December 31, 2005 and 2004 are as follows:

                                           12/31/2005     12/31/2004
--------------------------------------------------------------------
Distributions paid from:
Ordinary income                         $  13,025,856   $  2,188,971
Net long-term capital gains                61,683,296     11,151,026
--------------------------------------------------------------------
  Total distributions paid              $  74,709,152   $ 13,339,997
====================================================================

As of December 31, 2005, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income - net     $   5,057,610
Undistributed long-term capital gains      23,902,229
-----------------------------------------------------
  Total undistributed earnings          $  28,959,839
Temporary differences                         (40,315)
Unrealized gains - net                    162,074,253
-----------------------------------------------------
  Total accumulated earnings - net      $ 190,993,777
=====================================================

As of December 31, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                              $ 1,038,692,859
-----------------------------------------------------
Gross unrealized gain                     194,876,814
Gross unrealized loss                     (32,802,561)
-----------------------------------------------------
  Net unrealized security gain        $   162,074,253
=====================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

 UNDISTRIBUTED       ACCUMULATED
NET INVESTMENT      NET REALIZED
        INCOME              GAIN
--------------------------------
$     (201,922)     $    201,922

The permanent difference is primarily attributable to the tax treatment of certain securities.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2005 are as follows:

PURCHASES         SALES
-------------------------------
$ 490,731,983     $ 241,398,913

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2005.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who is associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Fees paid to outside Directors are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                        YEAR ENDED            YEAR ENDED
                                                 DECEMBER 31, 2005     DECEMBER 31, 2004
----------------------------------------------------------------------------------------
Shares sold                                             18,080,363            20,742,077
Shares issued in reorganization (See Note 11)            1,515,826                     -
Reinvestment of distributions                            3,542,397               648,516
Shares reacquired                                       (6,521,642)           (3,062,999)
----------------------------------------------------------------------------------------
Increase                                                16,616,944            18,327,594
----------------------------------------------------------------------------------------

11.  REORGANIZATION

After the close of business on April 29, 2005, the Fund acquired the net assets of the Phoenix-Lord Abbett Mid-Cap Value Series pursuant to a plan of reorganization approved by Phoenix-Lord Abbett Mid-Cap Value Series shareholders on April 12, 2005. The acquisition was accomplished by a tax-free exchange of 1,515,826 shares (valued at $29,922,414) of the Fund and 2,115,079 shares of Phoenix-Lord Abbett Mid-Cap Value Series outstanding on April 29, 2005. Phoenix-Lord Abbett Mid-Cap Value Series' net assets at that date, including $3,926,421 of unrealized appreciation and $40,297 of accumulated net realized loss on investments, were combined with those of the Fund. The aggregate net assets of the Fund and Phoenix-Lord Abbett Mid-Cap Value Series immediately before the acquisition were $895,257,168 and $29,922,414, respectively. The aggregate net assets of the Fund immediately after the acquisition were $925,179,582.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - MID-CAP VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 13, 2006

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                     WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Director since 1995;  Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC        Chairman since 1996   Executive Officer of Lord Abbett
90 Hudson Street                                    since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                     WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW             Director since 1994   Managing General Partner, Bigelow   Currently serves as
Lord, Abbett & Co. LLC                              Media, LLC (since 2000); Senior     director of Adelphia
c/o Legal Dept.                                     Adviser, Time Warner Inc. (1998 -   Communications, Inc., Crane
90 Hudson Street                                    2000); Acting Chief Executive       Co., and Huttig Building
Jersey City, NJ 07302                               Officer of Courtroom Television     Products Inc.
(1941)                                              Network (1997 - 1998); President
                                                    and Chief Executive Officer of
                                                    Time Warner Cable Programming,
                                                    Inc. (1991 - 1997).

WILLIAM H.T. BUSH             Director since 1998   Co-founder and Chairman of the      Currently serves as
Lord, Abbett & Co. LLC                              Board of the financial advisory     director of WellPoint, Inc.
c/o Legal Dept.                                     firm of Bush-O'Donnell & Company    (since 2002), and
90 Hudson Street                                    (since 1986).                       Engineered Support Systems,
Jersey City, NJ 07302                                                                   Inc. (since 2000).
(1938)

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE           PRINCIPAL OCCUPATION                    OTHER
YEAR OF BIRTH                     WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.        Director since 1998   Managing Director of Monitor        Currently serves as
Lord, Abbett & Co. LLC                              Clipper Partners (since 1997) and   director of Avondale, Inc.
c/o Legal Dept.                                     President of Clipper Asset          and Interstate Bakeries
90 Hudson Street                                    Management Corp. (since 1991),      Corp.
Jersey City, NJ 07302                               both private equity investment
(1942)                                              funds.

JULIE A. HILL                 Director since 2004   Owner and CEO of the Hillsdale      Currently serves as
Lord, Abbett & Co. LLC                              Companies, a business consulting    director of WellPoint,
c/o Legal Dept.                                     firm (since 1998); Founder,         Inc.; Resources Connection
90 Hudson Street                                    President and Owner of the          Inc.; and Holcim (US) Inc.
Jersey City, NJ 07302                               Hiram-Hill and Hillsdale            (a subsidiary of Holcim
(1946)                                              Development Companies (1998 -       Ltd.).
                                                    2000).

FRANKLIN W. HOBBS             Director since 2001   Former Chief Executive Officer of   Currently serves as
Lord, Abbett & Co. LLC                              Houlihan Lokey Howard & Zukin, an   director of Adolph Coors
c/o Legal Dept.                                     investment bank (January 2002 -     Company.
90 Hudson Street                                    April 2003); Chairman of Warburg
Jersey City, NJ 07302                               Dillon Read (1999 - 2001); Global
(1947)                                              Head of Corporate Finance of SBC
                                                    Warburg Dillon Read (1997 - 1999);
                                                    Chief Executive Officer of Dillon,
                                                    Read & Co. (1994 - 1997).

C. ALAN MACDONALD             Director since 1989   Retired - General Business and      Currently serves as
Lord, Abbett & Co. LLC                              Governance Consulting (since        director of H.J. Baker
c/o Legal Dept.                                     1992); formerly President and CEO   (since 2003).
90 Hudson Street                                    of Nestle Foods.
Jersey City, NJ 07302
(1933)

THOMAS J. NEFF                Director since 1989   Chairman of Spencer Stuart (U.S.),  Currently serves as
Lord, Abbett & Co. LLC                              an executive search consulting      director of Ace, Ltd.
c/o Legal Dept.                                     firm (since 1996); President of     (since 1997) and Hewitt
90 Hudson Street                                    Spencer Stuart (1979 - 1996).       Associates, Inc.
Jersey City, NJ 07302
(1937)

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION      LENGTH OF SERVICE           PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND        OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Chief Executive        Elected in 1995      Managing Partner and Chief Executive
(1945)                        Officer and President                       Officer of Lord Abbett (since 1996).

NAME AND                        CURRENT POSITION      LENGTH OF SERVICE           PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND        OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
SHOLOM DINSKY                 Executive Vice         Elected in 2003      Partner and Large Cap Value
(1944)                        President                                   Investment Manager, joined Lord
                                                                          Abbett in 2000.

KEVIN P. FERGUSON             Executive Vice         Elected in 2003      Partner and Mid Cap Growth
(1964)                        President                                   Investment Manager, joined Lord
                                                                          Abbett in 1999.

ROBERT P. FETCH               Executive Vice         Elected in 2003      Partner and Small-Cap Value Senior
(1953)                        President                                   Investment Manager, joined Lord
                                                                          Abbett in 1995.

DANIEL H. FRASCARELLI         Executive Vice         Elected in 2003      Partner and Investment Manager,
(1954)                        President                                   joined Lord Abbett in 1990.

KENNETH G. FULLER             Executive Vice         Elected in 2003      Investment Manager - Large Cap
(1945)                        President                                   Value, joined Lord Abbett in 2002;
                                                                          formerly Portfolio Manager and
                                                                          Senior Vice President at Pioneer
                                                                          Investment Management, Inc.

HOWARD E. HANSEN              Executive Vice         Elected in 1999      Partner and Investment Manager,
(1961)                        President                                   joined Lord Abbett in 1995.

TODD D. JACOBSON              Executive Vice         Elected in 2005      Investment Manager, International
(1966)                        President                                   Core Equity, joined Lord Abbett in
                                                                          2003; formerly Director and
                                                                          Portfolio Manager at Warburg Pincus
                                                                          Asset Management and Credit Suisse
                                                                          Asset Management (2002 - 2003);
                                                                          prior thereto Associate Portfolio
                                                                          Manager of Credit Suisse Asset
                                                                          Management.

ELI M. SALZMANN               Executive Vice         Elected in 1999      Partner and Director of
(1964)                        President                                   Institutional Equity Investments,
                                                                          joined Lord Abbett in 1997.

CHRISTOPHER J. TOWLE          Executive Vice         Elected in 1999      Partner and Investment Manager,
(1957)                        President                                   joined Lord Abbett in 1987.

EDWARD K. VON DER LINDE       Executive Vice         Elected in 1999      Partner and Investment Manager,
(1960)                        President                                   joined Lord Abbett in 1988.

EILEEN K. BANKO               Vice President         Elected in 1999      Equity Analyst, joined Lord Abbett
(1967)                                                                    in 1990.

NAME AND                        CURRENT POSITION      LENGTH OF SERVICE           PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND        OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
JAMES BERNAICHE               Chief Compliance       Elected in 2004      Chief Compliance Officer, joined
(1956)                        Officer                                     Lord Abbett in 2001; formerly Vice
                                                                          President and Chief Compliance
                                                                          Officer with Credit Suisse Asset
                                                                          Management.

JOAN A. BINSTOCK              Chief Financial        Elected in 1999      Partner and Chief Operations
(1954)                        Officer and Vice                            Officer, joined Lord Abbett in 1999.
                              President

DAVID G. BUILDER              Vice President         Elected in 1999      Equity Analyst, joined Lord Abbett
(1954)                                                                    in 1998.

JOHN K. FORST                 Vice President and     Elected in 2005      Deputy General Counsel, joined Lord
(1960)                        Assistant Secretary                         Abbett in 2004; prior thereto
                                                                          Managing Director and Associate
                                                                          General Counsel at New York Life
                                                                          Investment Management LLC (2002 -
                                                                          2003); formerly Attorney at Dechert
                                                                          LLP (2000 - 2002).

MICHAEL S. GOLDSTEIN          Vice President         Elected in 1999      Partner and Fixed Income Investment
(1968)                                                                    Manager, joined Lord Abbett in 1997.

GERARD S. E. HEFFERNAN, JR.   Vice President         Elected in 2003      Partner and Research Analyst, joined
(1963)                                                                    Lord Abbett in 1998.

ELLEN G. ITSKOVITZ            Vice President         Elected in 2001      Partner and Senior Research Analyst,
(1957)                                                                    joined Lord Abbett in 1998.

LAWRENCE H. KAPLAN            Vice President and     Elected in 1997      Partner and General Counsel, joined
(1957)                        Secretary                                   Lord Abbett in 1997.

MAREN LINDSTROM               Vice President         Elected in 2001      Partner and Fixed Income Investment
(1962)                                                                    Manager, joined Lord Abbett in 2000.

VINCENT J. MCBRIDE            Vice President         Elected in 2005      Senior Investment Manager,
(1964)                                                                    International Core Equity, joined
                                                                          Lord Abbett in 2003; formerly
                                                                          Managing Director and Portfolio
                                                                          Manager at Warburg Pincus Asset
                                                                          Management and Credit Suisse Asset
                                                                          Management.

ROBERT G. MORRIS              Vice President         Elected in 1995      Partner and Chief Investment
(1944)                                                                    Officer, joined Lord Abbett in 1991.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                        CURRENT POSITION      LENGTH OF SERVICE           PRINCIPAL OCCUPATION
YEAR OF BIRTH                       WITH FUND        OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III       Vice President         Elected in 1998      Partner and Manager of Equity
(1959)                                                                    Trading, joined Lord Abbett in 1983.

HAROLD E. SHARON              Vice President         Elected in 2005      Investment Manager and Director,
(1960)                                                                    International Core Equity, joined
                                                                          Lord Abbett in 2003; formerly
                                                                          Financial Industry Consultant for
                                                                          Venture Capitalist (2001 - 2003);
                                                                          prior thereto Managing Director of
                                                                          Warburg Pincus Asset Management and
                                                                          Credit Suisse Asset Management.

CHRISTINA T. SIMMONS          Vice President and     Elected in 2001      Assistant General Counsel, joined
(1957)                        Assistant Secretary                         Lord Abbett in 1999.

PAUL J. VOLOVICH              Vice President         Elected in 2005      Investment Manager - Large Cap Core
(1973)                                                                    Fund, joined Lord Abbett in 1997.

BERNARD J. GRZELAK            Treasurer              Elected in 2003      Director of Fund Administration,
(1971)                                                                    joined Lord Abbett in 2003; formerly
                                                                          Vice President, Lazard Asset
                                                                          Management LLC (2000 - 2003); prior
                                                                          thereto Manager of Deloitte & Touche
                                                                          LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

APPROVAL OF ADVISORY CONTRACTS

At meetings on December 7 and 8, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2005, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board also considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's performance was in the third quintile of its performance universe for the nine-month and one-year periods, in the fifth quintile for the three-year period, and in the first quintile for the five-year period. The Board also observed that the Fund's performance was below that of the Lipper Mid-Cap Value Index for the nine-month and three-year periods, but above that of the Index for the one- and five-year periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual management and administrative services fees were approximately one basis point above the median of the peer group and that the actual management and administrative services fees were approximately the same as the median of the peer group. The Board also observed that the total expense ratio of the Fund was approximately three basis points above the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and with respect to the Fund was not excessive.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule adequately addressed any economies of scale in managing the Fund.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES, AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2005, $61,683,296 represents long-term capital gains.

28
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[LORD ABBETT(R) LOGO]

  This report when not used for the general
information of shareholders of the fund is to
be distributed only if preceded or accompanied
         by a current fund prospectus.                 Lord Abbett Series Fund, Inc.
                                                             Mid-Cap Value Portfolio
Lord Abbett mutual fund shares are distributed by                                        LASFMCV-2-1205
           LORD ABBETT DISTRIBUTOR LLC                                                           (2/06)

ITEM 2:        CODE OF ETHICS.

        (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended December 31, 2005 (the "Period").

        (b)    Not applicable.

        (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

        (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

        (e)    Not applicable.

        (f) See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:        AUDIT COMMITTEE FINANCIAL EXPERT.

               The Registrant's Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2005 and 2004 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                      FISCAL YEAR ENDED:
                                                      2005           2004
               Audit Fees {a}                     $    250,000   $    236,000
               Audit-Related Fees {b}                      373            289
                                                  ---------------------------
               Total audit and audit-related fees      250,373        236,289
                                                  ---------------------------

               Tax Fees {c}                             44,213         37,111
               All Other Fees {d}                        - 0 -          - 0 -
                                                  ---------------------------

                   Total Fees                     $    294,586   $    273,400
                                                  ---------------------------

----------
               {a} Consists of fees for audits of the Registrant's annual financial statements.

               {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

               {c} Fees for the fiscal year ended November 30, 2005 and 2004 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

               {d} Not Applicable.

        (e)(1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

                   - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
                   - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

               The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

        (e)(2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

        (f)    Not applicable.

        (g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to
               Item 4 (a), (b), (c) and (d) as "All Other Fees".

               The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended December 31, 2005 and 2004 were:

                                                      FISCAL YEAR ENDED:
                                                     2005            2004
               All Other Fees {a}                 $    105,500   $    120,650

----------
               {a} Consist of fees for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

               The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended December 31, 2005 and 2004 were:

                                                      FISCAL YEAR ENDED:
                                                      2005           2004
               All Other Fees                     $      - 0 -   $       - 0-

        (h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:        AUDIT COMMITTEE OF LISTED REGISTRANTS.

               Not applicable.

ITEM 6:        SCHEDULE OF INVESTMENTS.

               Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

               Not applicable.

ITEM 8:        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

               Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10:       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

               Not applicable.

ITEM 11:       CONTROLS AND PROCEDURES.

        (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

        (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12:       EXHIBITS.

        (a)(1) Amendments to Code of Ethics - Not applicable.

        (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

        (a)(3) Not applicable.

        (b) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      LORD ABBETT SERIES FUND, INC.

                                      /s/ Robert S. Dow
                                      -----------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                      /s/ Joan A. Binstock
                                      --------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: February 13, 2006

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                      /s/ Robert S. Dow
                                      -----------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President
                                      Lord Abbett Series Fund, Inc.


                                      /s/ Joan A. Binstock
                                      --------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President
                                      Lord Abbett Series Fund, Inc.


Date: February 13, 2006